                                                     REGISTRATION NOS. 333-71677
                                                                       811- 6217
                                                     FISCAL YEAR END DECEMBER 31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-6
                             REGISTRATION STATEMENT
                                     UNDER
                         THE SECURITIES ACT OF 1933 [X]
                             OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                        PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 1


                            ------------------------

                            MONY VARIABLE ACCOUNT L
                             (EXACT NAME OF TRUST)

                          MONY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                            ------------------------

                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                             FREDERICK C. TEDESCHI
                 VICE PRESIDENT AND CHIEF COUNSEL -- OPERATIONS
                          MONY LIFE INSURANCE COMPANY
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: It is proposed that this filing will become effective November 1, 1999 pursuant to paragraph (b) of Rule 485.


                            ------------------------

STATEMENT PURSUANT TO RULE 24f-2

    The Registrant registers an indefinite number or amount of its variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for Registrant's fiscal year ending December 31, 1998 was filed on March 29, 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

ITEM NO. OF
FORM N-8B-2                      CAPTION IN PROSPECTUS
-----------                      ---------------------
    1         Cover Page
    2         Cover Page
    3         Not Applicable
    4         DISTRIBUTION OF THE POLICY
    5         INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
    6         Variable Account L
    7         Not required
    8         Not required
    9         Legal Proceedings
    10        THE POLICY; INFORMATION ABOUT THE COMPANY AND THE VARIABLE
               ACCOUNT; CHARGES AND DEDUCTIONS; OTHER INFORMATION; VOTING
               OF FUND SHARES; MORE ABOUT THE POLICY
    11        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE
               FUNDS; PURCHASE OF PORTFOLIO SHARES BY THE VARIABLE ACCOUNT
    12        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE
               FUNDS; PURCHASE OF PORTFOLIO SHARES BY THE VARIABLE ACCOUNT
    13        THE POLICY; CHARGES AND DEDUCTIONS; THE FUNDS
    14        THE POLICY
    15        THE POLICY
    16        THE FUNDS; THE POLICY; INFORMATION ABOUT THE COMPANY AND THE
               VARIABLE ACCOUNT
    17        THE POLICY
    18        THE FUNDS; THE POLICY; INFORMATION ABOUT THE COMPANY AND THE
               VARIABLE ACCOUNT
    19        VOTING OF FUND SHARES; MORE ABOUT THE POLICY
    20        Not applicable
    21        THE POLICY
    22        Not applicable
    23        Not applicable
    24        IMPORTANT POLICY TERMS; MORE ABOUT THE POLICY
    25        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
    26        Not applicable
    27        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
    28        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
    29        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
    30        Not applicable
    31        Not applicable
    32        Not applicable
    33        Not applicable
    34        Not applicable

ITEM NO. OF
FORM N-8B-2                      CAPTION IN PROSPECTUS
-----------                      ---------------------
    35        MORE ABOUT THE POLICY
    36        Not applicable
    37        Not applicable
    38        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; MORE
               ABOUT THE POLICY
    39        MORE ABOUT THE POLICY
    40        Not applicable
    41        MORE ABOUT THE POLICY
    42        Not applicable
    43        Not applicable
    44        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE
               POLICY; MORE ABOUT THE POLICY
    45        Not applicable
    46        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE
               POLICY; MORE ABOUT THE POLICY
    47        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE
               POLICY; MORE ABOUT THE POLICY
    48        Not applicable
    49        Not applicable
    50        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
    51        Cover Page; INFORMATION ABOUT THE COMPANY AND THE VARIABLE
               ACCOUNT; THE POLICY; MORE ABOUT THE POLICY
    52        OTHER INFORMATION
    53        OTHER INFORMATION
    54        Not applicable
    55        Not applicable
    56        Not required
    57        Not required
    58        Not required
    59        FINANCIAL STATEMENTS

                                     PART I

                     (INFORMATION REQUIRED IN A PROSPECTUS)

                                   PROSPECTUS

                             Dated November 1, 1999


                    Last Survivor Flexible Premium Variable
                        Universal Life Insurance Policy
                                   Issued By

                          MONY Life Insurance Company
                            MONY Variable Account L

MONY Life Insurance Company issues the last survivor variable universal life insurance policy described in this prospectus. Among the policy's many terms are:


Allocation of Premium and Fund Values:



- You can tell us what to do with your premium payments. You can also tell us what to do with the fund values your policy may create for you resulting from those premium payments.


     - You can tell us to place some or all of them into a separate account. That separate account is called the MONY Variable Account L.


        - If you do, you can also tell us to place your premium payments and fund values into any 21 of the 25 different subaccounts of MONY Variable Account L. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and fund values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes not earning any money on your premium payments and fund values and also that premium payments and fund values may lose some or all of their value.



     - You can also tell us to place some or all of your premium payments and fund values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments will not lose any value. We also guarantee that we will pay not less than 4.5% interest annually. We may pay more than 4.5% if we choose. Premium payments and fund values you place into the Guaranteed Interest Account become part of our assets.


Death Benefit:

- We will pay a death benefit if the last surviving insured dies before reaching age 100 while the Policy is in effect. That death benefit will never be less than the amount specified in the Policy. It may be greater than the amount specified if the policy's cash values increase.

Living Benefits:

- You may ask for some or all of the policy's cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's cash value from us at any time. You will have to pay interest to us on the amount borrowed.

Charges and Fees:

- The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

                THESE ARE ONLY SOME OF THE TERMS OF THE POLICY.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE COMPLETE DETAILS OF THE POLICY.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus comes with prospectuses for the MONY Series Fund, Inc., Enterprise Accumulation Trust, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Janus Aspen Series. You should read these prospectuses carefully and keep them for future reference.


                            MONY Variable Account L
                          MONY Life Insurance Company
                    1740 Broadway, New York, New York 10019
                                 1-800-487-6669

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Summary of the Policy.......................................  1
  Important Policy Terms....................................  1
  Purpose of the Policy.....................................  1
  Policy Premium Payments and Values........................  1
  Charges and Deductions....................................  3
  Fees and Expenses of the Funds............................  3
  The Death Benefit.........................................  9
  Premium Features..........................................  9
  MONY Variable Account L...................................  10
  Allocation Options........................................  10
  Transfer of Fund Value....................................  10
  Policy Loans..............................................  10
  Full Surrender............................................  10
  Partial Surrender.........................................  10
  Right to Return Policy Period.............................  10
  Grace Period and Lapse....................................  11
  Tax Treatment of Increases in Fund Value..................  11
  Tax Treatment of Death Benefit............................  11
  Riders....................................................  11
  Contacting the Company....................................  11
  Understanding the Policy..................................  11
Information About the Company and MONY Variable Account L...  13
  MONY Life Insurance Company...............................  13
  Year 2000 Issue...........................................  13
  MONY Variable Account L...................................  15
The Funds...................................................  20
  MONY Series Fund, Inc.....................................  20
  Enterprise Accumulation Trust.............................  21
  Dreyfus Stock Index Fund..................................  23
  The Dreyfus Socially Responsible Growth Fund, Inc.........  23
  Fidelity Variable Insurance Products Fund.................  24
  Fidelity Variable Insurance Products Fund II..............  24
  Fidelity Variable Insurance Products Fund III.............  24
  Janus Aspen Series........................................  24
  Purchase of Portfolio Shares by MONY Variable Account L...  25
Detailed Information About the Policy.......................  27
  Application for a Policy..................................  27
  Right to Examine a Policy -- Right to Return Policy
     Period.................................................  29
  Premiums..................................................  29
  Guaranteed Death Benefit..................................  30
  Allocation of Net Premiums................................  31
  Death Benefits under the Policy...........................  31
  Death Benefit Options.....................................  31
  Changes in the Specified Amount...........................  34
  Other Optional Insurance Benefits.........................  35
  Option to Split Policy....................................  36
  Benefits at Maturity......................................  36
  Policy Values.............................................  36
  Determination of Fund Value...............................  36
  Calculating Unit Values for Each Subaccount...............  37
  Determining Fund Value....................................  39

                                                              PAGE
                                                              ----
  Transfer of Fund Value....................................  39
  Right to Exchange Policy..................................  40
  Option to Obtain Paid-Up Insurance........................  40
  Policy Loans..............................................  40
  Full Surrender............................................  42
  Partial Surrender.........................................  42
  Grace Period and Lapse....................................  43
Charges and Deductions......................................  45
  Deductions from Premiums..................................  46
  Daily Deduction from MONY Variable Account L..............  47
  Monthly Deductions from Fund Value........................  47
  Surrender Charge..........................................  49
  Corporate Purchasers......................................  49
  Transaction and Other Charges.............................  49
  Guarantee of Certain Charges..............................  49
Other Information...........................................  50
  Federal Income Tax Considerations.........................  50
  Charge for Company Income Taxes...........................  54
  Voting of Fund Shares.....................................  54
  Disregard of Voting Instructions..........................  55
  Report to Policy Owners...................................  55
  Substitution of Investments and Right to Change
     Operations.............................................  55
  Changes to Comply with Law................................  56
Performance Information.....................................  56
The Guaranteed Interest Account.............................  57
  General Description.......................................  57
  Death Benefit.............................................  58
  Policy Charges............................................  58
  Transfers.................................................  58
  Surrenders and Policy Loans...............................  59
More About the Policy.......................................  59
  Ownership.................................................  59
  Beneficiary...............................................  59
  Notification and Claims Procedures........................  60
  Payments..................................................  60
  Payment Plan/Settlement Provisions........................  60
  Payment in Case of Suicide................................  60
  Assignment................................................  61
  Errors on the Application.................................  61
  Incontestability..........................................  61
  Policy Illustrations......................................  61
  Distribution of the Policy................................  61
More About the Company......................................  63
  Management................................................  63
  State Regulation..........................................  64
  Telephone Transfer Privileges.............................  64
  Legal Proceedings.........................................  65
  Legal Matters.............................................  65
  Registration Statement....................................  65
  Independent Accountants...................................  65
  Financial Statements......................................  65

                             SUMMARY OF THE POLICY

     This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus, will describe the part of the policy involving MONY Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. BEFORE PURCHASING A POLICY, WE URGE YOU TO READ THE ENTIRE PROSPECTUS CAREFULLY.

IMPORTANT POLICY TERMS

     We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

     Outstanding Debt -- The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

     Loan Account -- An account to which amounts are transferred from the subaccounts of MONY Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 4.5%. The Loan Account is part of the Company's General Account.

     Fund Value -- The sum of the amounts under the policy held in each subaccount of MONY Variable Account L and the Guaranteed Interest Account and the loan account.

     Cash Value -- The Fund Value of the policy less any surrender charge and any Outstanding Debt.


     Minimum Monthly Premium -- The amount the Company determines is necessary to keep the policy in effect for the first three policy years, regardless of Cash Values.


     Guaranteed Interest Account -- This account is part of the general account of MONY Life Insurance Company (the "Company"). You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 4.5%) declared by the Company. (For more detailed information, see "The Guaranteed Interest Account," page 50.)


     Specified Amount -- The death benefit requested by the policy owner.


     Business Day -- Each day that the New York Stock Exchange is open for trading.

PURPOSE OF THE POLICY


     The policy offers insurance protection on the lives of the insureds. If either or both insureds are alive on the anniversary of the policy date when the younger insured is (or would have been) age 100, a maturity benefit will be paid instead of a death benefit. The policy provides a benefit equal to your choice of (a) its Specified Amount (under Option 1) or (b) its Specified Amount plus the Fund Value (under Option 2). The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit to grow based on investment results. In addition, you, as the owner of the policy, choose the amount and frequency of premium payments, within certain limits.


POLICY PREMIUM PAYMENTS AND VALUES

     The premium payments you make for the policy are received by the Company. From those premium payments the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a sales charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

     You may allocate net premium payments among the various subaccounts of MONY Variable Account L and/or the Guaranteed Interest Account. As the owner of the policy, you may give the right to allocate net premium payments to someone else.


     The net premium payments you allocate among the various subaccounts of MONY Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you chose. Except in certain circumstances described later (see "Death Benefits under the Policy" at page 23), the death benefit will never decrease below the Specified Amount of your policy.


     Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 4.5%.

     The value of the net premium payments you allocate to MONY Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY Variable Account L may be worth more or less while the policy remains in effect.


     If you cancel the policy and return it to the Company during the Right to Return Period, your premium payments will be returned by the Company. After the Right to Return Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first ten years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from the amount it will pay you. The Fund Value minus surrender charges and minus the amount of debt outstanding from loans you have received is called the Cash Value of the policy.



     Charges and fees such as the cost of insurance, administrative charges and mortality and expense risk charges are imposed by the policy. These charges and fees are deducted by the Company from the policy's Fund Value and are described in further detail below.


     The policy remains in effect until the earliest of:

     - A grace period expires without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt;


     - One or both insureds are alive on the date on which the younger insured would have been age 100;


     - Death of the last surviving insured; and

     - Full surrender of the policy.


     Generally, the policy remains in effect only as long as the Cash Value is sufficient to pay all monthly deductions. However, during the first three years the policy is in effect, the Company will determine an amount which if paid monthly during those first three policy years will keep the policy and all rider coverages in effect for the first three policy years even if the Cash Value of the policy is zero. This amount is called the Minimum Monthly Premium. If you increase the Specified Amount during the first three policy years, you must pay the increased Minimum Monthly Premium for the remainder of the first three policy years.

CHARGES AND DEDUCTIONS

     The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below. Additional details can be found on pages 35-39.


-----------------------------------------------------------------------------------------------

                                   DEDUCTIONS FROM PREMIUMS
-----------------------------------------------------------------------------------------------
     Sales Charge -- Varies based on the policy     First 10 policy years -- 6% of premiums
     year in effect. It is a % of premium paid      paid up to target premium and 3% of premium
                                                    paid in excess of target premium.
                                                    Years 11 and later -- 3% of all premiums.
-----------------------------------------------------------------------------------------------

     Tax Charge                                     State and local -- 0.8%
                                                    Federal -- 1.5%
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------

                         DAILY DEDUCTION FROM MONY VARIABLE ACCOUNT L
----------------------------------------------------------------------------------------------
     Mortality & Expense Risk Charge -- Maximum    .35% of subaccount value (0.000959% daily)
     Annual Rate
----------------------------------------------------------------------------------------------

                       MONTHLY DEDUCTIONS FROM FUND VALUE


----------------------------------------------------------------------------------------------
     Cost of Insurance Charge                      Current cost of insurance rate x net amount
                                                   at risk at the beginning of the policy
                                                   month
----------------------------------------------------------------------------------------------

     Administrative Charge -- Monthly              $7.50
----------------------------------------------------------------------------------------------

     Monthly per $1,000 Specified Amount Charge    See Appendix B. This charge applies for the
     Based on issue age of the younger insured,    first 10 policy years (or for 10 years from
     Specified Amount, and smoking Status          the date of any increase in Specified
                                                   Amount)
----------------------------------------------------------------------------------------------
     Optional Insurance Benefits Charge            As applicable.
     Monthly Deduction for any other optional
     insurance Benefits added by rider
----------------------------------------------------------------------------------------------

     Transaction and Other Charges
     - Partial Surrender Fee                       $10

     - Transfer of Fund Value                      $25 maximum per transfer over 12; currently
     (at Company's Option)                         $0
----------------------------------------------------------------------------------------------

     Surrender Charge                              See discussion of Surrender Charge for
     Grades from 100% to 0 over 11 years based     grading schedule.
     on a schedule. Factors per $1,000 of
     Specified Amount vary based on issue age,
     gender, and underwriting class
----------------------------------------------------------------------------------------------



     MONY Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. Each portfolio also incurs expenses in its operation. These fees and expenses are also shown in the table below.



FEES AND EXPENSES OF THE FUNDS



     The Funds and each of their portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth below. Their Boards govern the Funds. The
advisory fees are summarized at pages   . Fees and expenses of the Funds are
described in more detail in the Funds' prospectuses.

     Information contained in the following table was provided by the respective Funds and has not been independently verified by us.

--------------------------------------------------------------------------------


                 PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------------------------
                                                            OTHER EXPENSES
                                                                (AFTER
     FUND/PORTFOLIO                     MANAGEMENT FEES     REIMBURSEMENT)      TOTAL EXPENSES
------------------------------------------------------------------------------------------------
     MONY SERIES FUND, INC.
------------------------------------------------------------------------------------------------
     Intermediate Term Bond
     Portfolio                               .50%               .11%(1)              .61%
------------------------------------------------------------------------------------------------
     Long Term Bond Portfolio                .50%               .07%(1)              .57%
------------------------------------------------------------------------------------------------
     Government Securities Portfolio         .50%               .13%(1)              .63%
------------------------------------------------------------------------------------------------
     Money Market Portfolio                  .40%               .05%(1)              .45%
------------------------------------------------------------------------------------------------
     ENTERPRISE ACCUMULATION TRUST
------------------------------------------------------------------------------------------------
     Equity Portfolio                        .78%               .05%(2)              .83%
------------------------------------------------------------------------------------------------
     Small Company Value Portfolio           .80%               .05%(2)              .85%
------------------------------------------------------------------------------------------------
     Managed Portfolio                       .72%               .04%(2)              .76%
------------------------------------------------------------------------------------------------
     International Growth Portfolio          .85%               .37%(2)              1.22%
------------------------------------------------------------------------------------------------
     High Yield Bond Portfolio               .60%               .12%(2)              .72%
------------------------------------------------------------------------------------------------
     Small Company Growth Portfolio          1.00%              .40%(3)              1.40%
------------------------------------------------------------------------------------------------
     Equity Income Portfolio                 .75%               .30%(3)              1.05%
------------------------------------------------------------------------------------------------
     Capital Appreciation Portfolio          .75%               .55%(3)              1.30%
------------------------------------------------------------------------------------------------
     Growth and Income Portfolio             .75%               .30%(3)              1.05%
------------------------------------------------------------------------------------------------
     Growth Portfolio                        .75%               .40%(3)              1.15%
------------------------------------------------------------------------------------------------
     Balanced Portfolio                      0.75%               0.20%            0.95%(4,9)
------------------------------------------------------------------------------------------------
     Multi-Cap Growth Portfolio              1.00%               0.40%            1.40%(4,9)
------------------------------------------------------------------------------------------------
     DREYFUS STOCK INDEX FUND                0.25%               0.01%             0.26%(4)
------------------------------------------------------------------------------------------------
     THE DREYFUS SOCIALLY
     RESPONSIBLE GROWTH FUND, INC.           0.75%               0.05%             0.80%(4)
------------------------------------------------------------------------------------------------
     FIDELITY VARIABLE INSURANCE
     PRODUCTS FUND
------------------------------------------------------------------------------------------------
     Growth Portfolio                        0.59%             0.16%(10)          0.75%(4,5)
------------------------------------------------------------------------------------------------
     FIDELITY VARIABLE INSURANCE
     PRODUCTS FUND II
------------------------------------------------------------------------------------------------
     Contrafund Portfolio                    0.59%             0.16%(10)          0.75%(4,6)
------------------------------------------------------------------------------------------------
     FIDELITY VARIABLE INSURANCE
     PRODUCTS FUND III
------------------------------------------------------------------------------------------------
     Growth Opportunities Portfolio          0.59%             0.20%(10)          0.79%(4,7)
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                            OTHER EXPENSES
     FUND/PORTFOLIO                     MANAGEMENT FEES         (AFTER          TOTAL EXPENSES
                                                            REIMBURSEMENT)
------------------------------------------------------------------------------------------------
     JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------
     Aggressive Growth Portfolio             0.72%               0.03%             0.75%(4)
------------------------------------------------------------------------------------------------
     Balanced Portfolio                      0.72%               0.02%             0.74%(4)
------------------------------------------------------------------------------------------------
     Capital Appreciation Portfolio          0.70%               0.22%            0.92%(4,8)
------------------------------------------------------------------------------------------------
     Worldwide Growth Portfolio              0.65%               0.07%            0.72%(4,8)
------------------------------------------------------------------------------------------------



 1. Expenses also include custodial credit percentages as follows: Intermediate Term Bond--.009%; Long Term Bond--.005%; Government Securities--.012%, Money Market--.004%. Absent custodial credits, expenses would have been as follows: Intermediate Term Bond--.62%, Long Term Bond--.58%, Government Securities--.64% and Money Market--.45%.



 2. Reflects expense reimbursements, in effect since May 1, 1996. Absent these expense reimbursements, expenses would have been as follows: Equity--.83%, Small Company Value--.85%, Managed--.76%, International Growth--1.22%, and High Yield Bond--.72%, The Equity, Small Company Value, and Managed Portfolio reimbursements relate to mutual fund accounting expense.



 3. Subaccounts have not yet commenced operations. The Small Company Growth, Equity Income, Capital Appreciation, Growth and Income, and Growth Portfolios commenced operations on December 1, 1998. Absent these expense reimbursements, expenses would have been as follows: Small Company Growth--60.67%, Equity Income--66.67%, Capital Appreciation--63.71%, Growth and Income--60.68%, Growth-- 25.33%, The Small Company Growth, Equity Income, Capital Appreciation, Growth and Income, and Growth Portfolio reimbursements relate to operating expenses.



 4. The sub-account corresponding to this Fund/Portfolio first became available for allocation in November, 1999.



 5. Expenses are net of reimbursements. Absent reimbursements, expenses would have been 0.80%.



 6. Expenses are net of reimbursements. Absent reimbursements, expenses would have been 0.80%.



 7. Expenses are net of reimbursements. Absent reimbursements, expenses would have been 0.80%.



 8. Fees and expenses are net of waivers. Absent waivers, expenses for the Capital Appreciation and Worldwide Growth Portfolios would have been 0.97% and 0.74%, respectively.



 9. These expenses are estimated. Enterprise Capital has agreed to limit expenses on the Balanced Portfolio and the Multi-Cap Growth Portfolio to 0.95% and 1.40% respectively.



10. Other expenses includes a distribution and service (12b-1) fee of 0.10%.


     MONY Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. The investment adviser fees for each portfolio are listed in the table below.
--------------------------------------------------------------------------------


                          FUND INVESTMENT ADVISER FEES

--------------------------------------------------------------------------------

                             MONY SERIES FUND, INC.


   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   GOVERNMENT SECURITIES PORTFOLIO               Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.

   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   LONG TERM BOND PORTFOLIO                      Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.

   --------------------------------------------------------------------------------------------
   INTERMEDIATE TERM BOND PORTFOLIO              Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   MONEY MARKET PORTFOLIO                        Annual rate of 0.40% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   ----------------------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST


   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   EQUITY PORTFOLIO                              Annual rate of 0.80% of the first $400
                                                 million, 0.75% of the next $400 million,
                                                 and 0.70% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.

   --------------------------------------------------------------------------------------------
   MANAGED PORTFOLIO                             Annual rate of 0.80% of the first $400
                                                 million, 0.75% of the next $400 million,
                                                 and 0.70% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   EQUITY INCOME PORTFOLIO                       Annual rate of 0.75% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   GROWTH AND INCOME PORTFOLIO                   Annual rate of 0.75% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   GROWTH PORTFOLIO                              Annual rate of 0.75% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   CAPITAL APPRECIATION PORTFOLIO                Annual rate of 0.75% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   SMALL COMPANY GROWTH PORTFOLIO                Annual rate of 1.00% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   SMALL COMPANY VALUE PORTFOLIO                 Annual rate of 0.80% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   INTERNATIONAL GROWTH PORTFOLIO                Annual rate of 0.85% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   HIGH YIELD BOND PORTFOLIO                     Annual rate of 0.60% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   BALANCED PORTFOLIO                            Annual rate of 1.00% of the aggregate
                                                 average daily net assets.


   --------------------------------------------------------------------------------------------
   MULTI-CAP PORTFOLIO                           Annual rate of 0.75% of the aggregate
                                                 average daily net assets.


   --------------------------------------------------------------------------------------------
   DREYFUS STOCK INDEX FUND                      Annual rate of 0.25% of the fund's average
                                                 daily net assets.


   --------------------------------------------------------------------------------------------
   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH       Annual rate of 0.75% of the fund's average
   FUND, INC.                                    daily net assets.


   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS          The fee is calculated by adding a group
   FUND -- GROWTH PORTFOLIO                      fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this fund is 0.30% of the
                                                 fund's average net assets.


   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND     The fee is calculated by adding a group
   II -- CONTRAFUND PORTFOLIO                    fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this fund is 0.30% of the
                                                 fund's average net assets.


   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND     The fee is calculated by adding a group
   III -- GROWTH OPPORTUNITIES PORTFOLIO         fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this fund is 0.30% of the
                                                 fund's average net assets.


   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
     JANUS ASPEN SERIES AGGRESSIVE GROWTH        Annual rate of 0.75% of the first $300
     PORTFOLIO                                   million, 0.70 of the next $200 million,
                                                 0.65% over $500 million of the portfolio's
                                                 average daily net assets.*


   --------------------------------------------------------------------------------------------
     JANUS ASPEN SERIES BALANCED PORTFOLIO       Annual rate of 0.75% of the first $300
                                                 million, 0.70 of the next $200 million,
                                                 0.65% over $500 million of the portfolio's
                                                 average daily net assets.*


   --------------------------------------------------------------------------------------------
     JANUS ASPEN SERIES CAPITAL APPRECIATION     Annual rate of 0.75% of the first $300
     PORTFOLIO                                   million, 0.70 of the next $200 million,
                                                 0.65% over $500 million of the portfolio's
                                                 average daily net assets.*


   --------------------------------------------------------------------------------------------
     JANUS ASPEN SERIES WORLDWIDE GROWTH         Annual rate of 0.75% of the first $300
     PORTFOLIO                                   million, 0.70 of the next $200 million,
                                                 0.65% over $500 million of the portfolio's
                                                 average daily net assets.*


   --------------------------------------------------------------------------------------------
    * Janus Capital has agreed to reduce the portfolio's management fee to the extent that such fee
       exceeds the effective rate of the Janus retail fund corresponding to such portfolio.


   --------------------------------------------------------------------------------------------


THE DEATH BENEFIT

     The minimum initial Specified Amount is $100,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

     Option 1 -- The death benefit equals the greater of:

          (a) The Specified Amount, or

          (b) Fund Value multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

          If you choose Option 1, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

     Option 2 -- The death benefit equals the greater of:

          (a) The Specified Amount of the policy, plus the Fund Value, or

          (b) The Fund Value multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

          If you choose Option 2, favorable investment performance will increase the Fund Value of the policy which in turn increases insurance coverage.


The Fund Value used in these calculations is the value as of the date of the last surviving insured's death.


     You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death Benefits Under the
Policy," page   .

PREMIUM FEATURES


     You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first three policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your situation and needs change.

     When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments. Your policy continues in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

     The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal Income Tax
Considerations," page   .

     The payment of premiums you specified on the application will not guarantee
that your policy will remain in effect. See "Grace Period and Lapse," page   .
If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.

MONY VARIABLE ACCOUNT L

     MONY Variable Account L is a separate investment account whose assets are
owned by the Company. See "MONY Variable Account L" on page   .

ALLOCATION OPTIONS


     You may allocate premium payments and Fund Values among 21 of the 25 subaccounts of MONY Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of the MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series (the "Funds"). The subaccounts available to you and the investment objectives of each available
subaccount are described in detail beginning on page   .


TRANSFER OF FUND VALUE

     You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the
Company's Syracuse Operations Center. See Transfer of Fund Value," page   .

POLICY LOANS

     You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy Loans," page
  .

     The amount of Outstanding Debt is subtracted from your death benefit. Your Outstanding Debt is repaid from the proceeds of a full surrender. See "Full
Surrender," page   . Outstanding Debt may also affect the continuation of the
policy. See "Grace Period and Lapse," page   . The Company charges interest on
policy loans. If you do not pay the interest due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt.

FULL SURRENDER


     You can surrender the policy during the lifetime of either or both insureds and receive its Cash Value, which equals (a) Fund Value, minus (b) any surrender
charge and minus (c) any Outstanding Debt. See "Full Surrender," page   .


PARTIAL SURRENDER

     You may request a partial surrender if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500. If the requested amount exceeds the amount available, we will reject the request and return it to you. A partial surrender will decrease the Specified Amount. See
"Partial Surrender," at page   .

     Partial surrenders must be for at least $500. A partial surrender fee of $10 will be assessed against the remaining Fund Value. There is no surrender charge assessed on a partial surrender.

RIGHT TO RETURN POLICY PERIOD


     You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy within 10 days (or longer in some states) after you receive it. During the Right to Return Policy Period, net premiums will be kept in the general account of the Company and will earn interest at an annual rate of 4.5%. See "Right to Examine a Policy -- Right to Return Policy Period",
page   .

GRACE PERIOD AND LAPSE

     Your policy will remain in effect as long as:


          (1) it has a Cash Value greater than zero; or



          (2) during the first three policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (excluding related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium for the period of time the policy has been in effect.



          If you increase the Specified Amount during the first three policy years, the Minimum Monthly Premium will be increased and you must continue paying the Minimum Monthly Premium for the remainder of the first three policy years.



     If the policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect. It will also tell you the date by which we must receive that amount (this period is called the "grace period").



     You must understand that after the first three policy years, the policy can lapse even if the scheduled premiums are made.


TAX TREATMENT OF INCREASES IN FUND VALUE

     The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under
"Federal Income Tax Consideration," on page   .

TAX TREATMENT OF DEATH BENEFIT


     Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the last surviving insured will not be subject to federal income taxes when received by the beneficiary. Also, a death benefit paid by this policy is currently subject to federal income tax treatment as a death benefit paid by a fixed life insurance policy. See "Federal
Income Tax Considerations," page   .


RIDERS


     Additional optional insurance benefits may be added to the policy by an addendum called a rider. Currently a Four Year Term Insurance Rider is available.



CONTACTING THE COMPANY


     All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

UNDERSTANDING THE POLICY

     The following chart may help you to understand how the policy works.

               ---------------------------------------------------

                          MONY Life Insurance Company

               ---------------------------------------------------

                    Issues the
                    policy


                          ---------------------------

                                     Policy

                          ---------------------------

                                  Policy owner
                              allocates premium to
                                  subaccounts
                              and/or to Guaranteed
                               Interest Account.

----------------------------                     -------------------------------
                                                     MONY Variable Account L
    Guaranteed Interest                          -------------------------------
          Account
                                                        Variable Account L
----------------------------                             subdivided into
                                                          25 Subaccounts

                                                 -------------------------------

                                            Subaccounts purchase
                                            shares of
                                            corresponding
                                            portfolios.


                                                 -------------------------------

                                                           25 Portfolios

                                                 -------------------------------

                         INFORMATION ABOUT THE COMPANY
                          AND MONY VARIABLE ACCOUNT L

MONY LIFE INSURANCE COMPANY

     MONY Life Insurance Company issues the policy. In this prospectus MONY Life Insurance Company is called the "Company". The Company is a stock life insurance company organized in the State of New York. The Company is currently licensed to sell life insurance and annuities in all 50 states of the United States, the District of Columbia, the U.S. Virgin Islands, and Puerto Rico.

     The principal office of the Company is located at 1740 Broadway, New York, New York 10019. The Company was founded in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization does not have any material effect on the Company, MONY Variable Account L, or the policies.


     At August 16, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was upgraded to A (Excellent). This rating is based upon an analysis of financial condition and operating performance. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.


     MONY Securities Corporation, a wholly owned subsidiary of the Company, is the principal underwriter for the policies.

YEAR 2000 ISSUE

     The Year 2000 issue is the result of widespread use of computer programs which use two digits (rather than four) to define a year. By use of a two-digit field, the industry avoided the greater cost of additional mainframe capacity. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or in miscalculations.

  State of Readiness


     In 1996, the Company, on behalf of itself and its affiliates, initiated a formal Year 2000 Project to resolve the Year 2000 issue. The scope of the Project was identified, and funding was established. In early 1997, the Company and its subsidiaries retained Command Systems, Inc., and Keane, Inc. to assist the Company in bringing its computer and information systems into Year 2000 compliance. The Company's overall goal for information technology ("IT") related items is to have business-critical hardware and software compliant by December 31, 1998, with additional testing and enterprise end-to-end testing occurring in 1999. The Company and its subsidiaries have also retained Technology Resource Solutions to assist in the evaluation of Year 2000 issues affecting its non-IT systems in facilities and equipment which may contain date logic in embedded chips. MONY's overall goal is to have these non-IT systems compliant by September 30, 1999.


     The scope of the Project includes:

     - ensuring the compliance of all applications, operating systems and hardware on mainframe, PC and LAN platforms;

     - ensuring the compliance of voice and data network software and hardware; addressing issues related to non-IT systems in buildings, facilities and equipment which may contain date logic in embedded chips; and

     - addressing the compliance of key vendors and other third parties.

        The phases of the Project are:


        (1) inventorying Year 2000 items and assigning priorities;



        (2) assessing the Year 2000 compliance of items;



          (3) remediating or replacing items that are determined not to be Year 2000 compliant;



          (4) testing items for Year 2000 compliance; and



          (5) designing and implementing Year 2000 contingency and business continuity plans.


     To determine that all IT systems (whether internally developed or purchased) are Year 2000 compliant, each system is tested using a standard testing methodology which includes unit testing, baseline testing, and future date testing. Future date testing includes critical dates near the end of 1999 and into the year 2000, including leap year testing.


     The inventory and assessment phases of the Project were completed prior to mid 1998. At June 30, 1999, all of the Company's and its subsidiaries' application systems had been remediated current date tested and future date tested. New implemented applications and new releases of software packages will be tested in 1999 as part of the implementation process. Approximately 95% of the operating systems, systems software, and hardware for mainframe, PC and LAN platforms were deemed compliant based on information supplied by vendors verbally, in writing, or on the vendor's Internet site. Of the IT business critical items, essentially all were compliant and tested by December 31, 1998. The remaining items will be resolved and tested in the third quarter of 1999. Approximately 70% of non-IT business critical items had been remediated as of June 30, 1999. Ongoing testing for Year 2000 compliance will continue through 1999.



     As part of the Project, significant service and information providers, external vendors, suppliers, and other third parties that are believed to be critical to business operations after January 1, 2000, have been identified and steps are being undertaken in an attempt to reasonably ascertain their stage of Year 2000 readiness through questionnaires, interviews, on-site visits, and other available means.


  Costs


     The estimated total cost of the Year 2000 Project for the Company and its subsidiaries is approximately $26.0 million. The total amount expended on the Project through June 30, 1999 was $24 million which includes $16 million for external vendor costs, and $8 million for internal costs. The estimated future cost of completing the Year 2000 Project is estimated to be approximately $2 million, which includes $1 million for external vendor costs, and $1 million for internal costs. These amounts include costs associated with the current development of contingency plans.


  Risks

     The Company believes that completed and planned modifications and conversions of its internal systems and equipment will allow it to be Year 2000 compliant in a timely manner. There can be no assurance, however, that the Company's internal systems or equipment or those third parties on which the Company relies will be Year 2000 compliant in a timely manner or that the Company's or third parties' contingency plans will mitigate the effects of any noncompliance. The failure of the systems or equipment of the Company or third parties (which the Company believes is the most reasonable likely worst case scenario) could affect the distribution and sale of life insurance, annuity and investment products and could have a material effect on the Company's financial position and results of operations.

  Contingency Plans


     The Company and its subsidiaries have retained outside consultants to assist in the development of Business Continuity Plans, which includes identification of third party service providers, information systems, equipment, facilities, and other items which are mission critical to the operation of the business. In conjunction with this effort, the Company is developing a Year 2000 Contingency Plan to address failures due to the Year 2000 problem of third parties and other items, which are critical to the ongoing operation of the business. The Contingency Plan includes the performance of alternate processing as well as consideration for changing third party service providers, vendors, and suppliers if necessary. The scheduled date for completion of the Contingency Plan is mid 1999. The Company believes that due to the pervasive nature of potential Year 2000 issues, the contingency planning process is an ongoing one that will require further modifications as the Company obtains additional information regarding the status of third party Year 2000 readiness.



     The Funds have reviewed their investment advisers and other suppliers of services with respect to the Year 2000 issue. The Funds' prospectuses, which are included in the Prospectus Portfolio, contain the results of these reviews. See
the Funds' prospectuses beginning on page   .


MONY VARIABLE ACCOUNT L


     MONY Variable Account L is a separate investment account of the Company. Presently, only premium payments and fund values of flexible premium variable life insurance policies are permitted to be allocated to MONY Variable Account
L. The assets in MONY Variable Account L are kept separate from the general account assets and other separate accounts of the Company.


     The Company owns the assets in MONY Variable Account L. The Company is required to keep assets in MONY Variable Account L that equal the total market value of the policy liabilities funded by MONY Variable Account L. Realized or unrealized income gains or losses of MONY Variable Account L are credited or charged against MONY Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY Variable Account L. MONY Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

     Fund Values of the policy during the Right to Return Period and Fund Values allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY Variable Account L. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY Variable Account L proceeds from various policy charges and investment results applicable to those assets.

     MONY Variable Account L was authorized by the Board of Directors of the Company and established under New York law on November 28, 1990. MONY Variable Account L is registered with the SEC as a unit investment trust. The SEC does not supervise the administration or investment practices or policies of MONY Variable Account L.


     MONY Variable Account L is divided into subdivisions called subaccounts. There are currently twenty-five subaccounts available to you. Each subaccount invests exclusively in shares of a designated portfolio of the Funds. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you.

     The following table lists the subaccounts of MONY Variable Account L that are available to you, their respective investment objectives, and which Fund portfolio shares are purchased:


   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   MONY MONEY MARKET SUBACCOUNT                  Maximum current income consistent with
                                                 preservation of capital and maintenance of
   This subaccount purchases shares of the       liquidity. Attempts to achieve objective
   MONY Series Fund, Inc. Money Market           by investing in money market instruments.
   Portfolio.


   --------------------------------------------------------------------------------------------
   MONY GOVERNMENT SECURITIES SUBACCOUNT         Maximum current income over the
                                                 intermediate term consistent with the
   This subaccount purchases shares of the       preservation of capital. Attempts to
   MONY Series Fund, Inc. Government             achieve objective through investment in
   Securities Portfolio.                         highly-rated debt securities, U.S.
                                                 government obligations, and money market
                                                 instruments, with a dollar weighted
                                                 average life of up to ten years at the
                                                 time of purchase.


   --------------------------------------------------------------------------------------------
   MONY INTERMEDIATE TERM BOND SUBACCOUNT        Maximize income over the intermediate term
                                                 consistent with the preservation of
   This subaccount purchases shares of the       capital. Seeks to achieve objective by
   MONY Series Fund, Inc. Intermediate Term      investing in highly rated debt securities,
   Bond Portfolio.                               U.S. Government obligations, and money
                                                 market instruments, together having a
                                                 dollar-weighted average life of between 4
                                                 and 8 years.


   --------------------------------------------------------------------------------------------
   MONY LONG TERM BOND SUBACCOUNT                Maximize income over the longer term
                                                 consistent with preservation of capital.
   This subaccount purchases shares of the       Seeks to achieve objective by investing in
   MONY Series Fund, Inc. Long Term Bond         highly-rated debt securities, U.S.
   Portfolio.                                    Government obligations, and money market
                                                 instruments, together having a
                                                 dollar-weighted average life of more than
                                                 8 years.


   --------------------------------------------------------------------------------------------
   ENTERPRISE EQUITY INCOME SUBACCOUNT           Invests in a combination of growth and
                                                 income. Seeks to achieve an above average
   This subaccount purchases shares of the       and consistent total return, primarily
   Enterprise Accumulation Trust Equity          from investments in dividend paying common
   Income Portfolio.                             stocks.


   --------------------------------------------------------------------------------------------
   ENTERPRISE GROWTH AND INCOME SUBACCOUNT       Seeks total return in excess of the total
                                                 return of the Lipper Growth and Income
   This subaccount purchases shares of the       Mutual Funds Average measured over a new
   Enterprise Accumulation Trust Growth and      period of three to five years, by
   Income Portfolio.                             investing in a broadly diversified group
                                                 of large capitalization stocks.


   --------------------------------------------------------------------------------------------
   ENTERPRISE GROWTH SUBACCOUNT                  Seeks capital appreciation, primarily from
                                                 investments in common stocks.
   This subaccount purchases shares of the
   Enterprise Accumulation Trust Growth
   Portfolio.


   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ENTERPRISE EQUITY SUBACCOUNT                  Long-term capital appreciation. Seeks to
                                                 achieve this objective by investing in a
   This subaccount purchases shares of the       diversified portfolio of primarily equity
   Enterprise Accumulation Trust Equity          securities selected on the basis of a
   Portfolio.                                    value-oriented approach to investing.


   --------------------------------------------------------------------------------------------
   ENTERPRISE CAPITAL APPRECIATION SUBACCOUNT    Seeks maximum capital appreciation,
                                                 primarily through investment in common
   This subaccount purchases shares of the       stocks of companies that demonstrate
   Enterprise Accumulation Trust Capital         accelerating earnings momentum and
   Appreciation Portfolio.                       consistently strong financial
                                                 characteristics.


   --------------------------------------------------------------------------------------------
   ENTERPRISE MANAGED SUBACCOUNT                 Provide growth of capital over time. Seeks
                                                 to achieve investment objective by
   This subaccount purchases shares of the       investing in a portfolio consisting of
   Enterprise Accumulation Trust Managed         common stocks, bonds and cash equivalents,
   Portfolio.                                    the percentage of which vary over time
                                                 based on the investment manager's
                                                 assessment of the relative investment
                                                 values.


   --------------------------------------------------------------------------------------------
   ENTERPRISE SMALL COMPANY GROWTH SUBACCOUNT    Seeks capital appreciation by investing
                                                 primarily in common stocks of small
   This subaccount purchases shares of the       capitalization companies believed by the
   Enterprise Accumulation Trust Small           portfolio manager to have an outlook for
   Company Growth Portfolio.                     strong earnings growth and potential for
                                                 significant capital appreciation.


   --------------------------------------------------------------------------------------------
   ENTERPRISE SMALL COMPANY VALUE SUBACCOUNT     Capital appreciation. Pursues its
                                                 investment objective by investing in a
   This subaccount purchases shares of the       diversified portfolio of primarily equity
   Enterprise Accumulation Trust Small           securities of companies with market
   Company Value Portfolio.                      capitalization of under $1 billion.


   --------------------------------------------------------------------------------------------
   ENTERPRISE INTERNATIONAL GROWTH SUBACCOUNT    Capital appreciation. Pursues its
                                                 investment objective primarily through a
   This subaccount purchases shares of the       diversified portfolio of non-United States
   Enterprise Accumulation Trust                 equity securities.
   International Growth Portfolio.


   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ENTERPRISE HIGH YIELD BOND SUBACCOUNT         Maximum current income. Seeks meet its
                                                 investment objective primarily by
   This subaccount purchases shares of the       investing in debt securities that are
   Enterprise Accumulation Trust High Yield      rated Ba or lower by Moody's Investors
   Bond Portfolio.                               Service, Inc. or BB or lower by Standard &
                                                 Poor's Corporation. These lower rated
                                                 bonds are commonly referred to as "Junk
                                                 Bonds." Bonds of this type are considered
                                                 to be speculative with regard to the
                                                 payment of interest and return of
                                                 principal. Investment in these types of
                                                 securities has special risks and
                                                 therefore, may not be suitable for all
                                                 investors. Investors should carefully
                                                 assess the risks associated with
                                                 allocating premium payments to this
                                                 subaccount.


   ----------------------------------------------------------------------------------------
   ENTERPRISE BALANCED SUBACCOUNT                Seeks long-term total return. Generally,
                                                 between 55% and 75% of its total assets
   This subaccount purchases shares of the       will be invested in equity securities, and
   Enterprise Accumulation Trust Balanced        between 45% and 25% in fixed income
   Portfolio.                                    securities to provide a stable flow of
                                                 income. Allocation will vary based on the
                                                 manager's assessment of the return
                                                 potential of each asset class.


   --------------------------------------------------------------------------------------------
   ENTERPRISE MULTI-CAP GROWTH SUBACCOUNT        Seeks long-term capital appreciation by
                                                 primarily investing in growth stocks.
   This subaccount purchases shares of the       Companies will tend to fall into one of
   Enterprise Accumulation Trust Multi-Cap       two categories: companies that offer goods
   Growth Portfolio.                             or services to a rapidly expanding
                                                 marketplace or companies experiencing a
                                                 major change that is expected to produce
                                                 advantageous results.


   --------------------------------------------------------------------------------------------
   DREYFUS STOCK INDEX SUBACCOUNT                Seeks to match the total return of the
                                                 Standard & Poor's 500 Composite Stock
   This subaccount purchases shares of the       Price Index. Generally invests in all 500
   Dreyfus Stock Index Fund.                     stocks in the S&P 500 in proportion to
                                                 their weighting in the index.


   --------------------------------------------------------------------------------------------
   THE DREYFUS SOCIALLY RESPONSIBLE              Seeks to provide capital growth, with
   SUBACCOUNT                                    current income as a secondary goal. Invest
                                                 primarily in common stock of companies
   This subaccount purchases shares of The       that, in the opinion of its management,
   Dreyfus Socially Responsible Growth Fund,     meet traditional investment standards and
   Inc.                                          conduct their business in a manner that
                                                 contributes to the enhancement of the
                                                 quality of life in America.


   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   FIDELITY VIP GROWTH SUBACCOUNT                Seeks to achieve capital appreciation by
                                                 investing its assets primarily in common
   This subaccount purchases shares of           stocks that it believes have above-average
   Fidelity Variable Insurance Products Fund     growth potential. Tends to be companies
   (VIP) Growth fund.                            with higher than average price/earnings
                                                 ratios, and with new products,
                                                 technologies, distribution channels or
                                                 other opportunities, or with a strong
                                                 industry or market position. May invest in
                                                 securities of foreign issuers in addition
                                                 to those of domestic issuers.


   --------------------------------------------------------------------------------------------
   FIDELITY VIP II CONTRAFUND SUBACCOUNT         Seeks long-term capital appreciation by
                                                 investing mainly in equity securities of
   This subaccount purchases shares of           companies whose value it believes is not
   Fidelity Variable Insurance Products Fund     fully recognized by the public. Typically,
   (VIP II) Contrafund fund.                     includes companies in turnaround
                                                 situations, companies experiencing
                                                 transitory difficulties, and undervalued
                                                 companies. May invest in securities of
                                                 foreign issuers in addition to those of
                                                 domestic issuers.


   --------------------------------------------------------------------------------------------
   FIDELITY VIP III GROWTH OPPORTUNITIES         Seeks to provide capital growth by
   SUBACCOUNT                                    investing primarily in common stocks. May
                                                 also invest in other types of securities,
   This subaccount purchases shares of           including bonds, which may be
   Fidelity Variable Insurance Products Fund     lower-quality debt securities. May invest
   (VIP III) Growth Opportunities fund.          in securities of foreign issuers in
                                                 addition to those of domestic issuers.


   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES AGGRESSIVE GROWTH          Seeks long-term growth of capital by
   SUBACCOUNT                                    investing primarily in common stocks
                                                 selected for their growth potential.
   This subaccount purchases shares of Janus     Normally, it invests at least 50% of its
   Aspen Series Aggressive Growth Portfolio.     equity assets in medium-sized companies
                                                 with market capitalizations falling within
                                                 the range of companies in the S&P MidCap
                                                 400 Index. Market capitalization within
                                                 the Index will vary but as of 12/31/98,
                                                 they ranged from approximately $142
                                                 million to $73 billion.


   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES BALANCED SUBACCOUNT        Seeks long-term capital growth, consistent
                                                 with preservation of capital and balanced
   This subaccount purchases shares of Janus     by current income. Normally invests 40-60%
   Aspen Series Balanced Portfolio.              of its assets in securities selected
                                                 primarily for their growth potential, and
                                                 40-60% in securities selected primarily
                                                 for their income potential and at least
                                                 25% of its assets in fixed-income
                                                 securities.


   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES CAPITAL APPRECIATION       Seeks long-term growth of capital. It
   SUBACCOUNT                                    pursues its objective by investing
                                                 primarily in common stocks selected for
   This subaccount purchases shares of Janus     their growth potential. The portfolio may
   Aspen Series Capital Appreciation             invest in companies of any size, from
   Portfolio.                                    larger, well-established companies to
                                                 smaller, emerging growth companies.


   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES WORLDWIDE GROWTH           Seeks long-term growth of capital in a
   SUBACCOUNT                                    manner consistent with the preservation of
                                                 capital. It pursues this objective by
   This subaccount purchases shares of Janus     investing primarily in common stocks of
   Aspen Series Worldwide Growth Portfolio.      companies of any size throughout the
                                                 world. Normally invests in issuers from at
                                                 least five different countries, including
                                                 the United States but may at times invest
                                                 in fewer than five countries or even in a
                                                 single country.


   --------------------------------------------------------------------------------------------



     The investment objectives of each portfolio (except the Janus portfolios) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the affected portfolio. For each of the Funds this means the lesser of (1) 67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented or (2) more than 50% of the outstanding portfolio shares. The investment objectives of the Janus portfolios purchased by the corresponding subaccounts are non-fundamental and may be changed by the Fund's Trustees without a shareholder vote.


                                   THE FUNDS


     Each available subaccount of MONY Variable Account L will invest only in the shares of the designated portfolio of the Funds. The Funds (except for the Dreyfus Stock Index Fund) are diversified, open-end management investment companies. The Dreyfus Stock Index Fund is a non-diversified, open-end management investment company. The Funds are registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise the investments or investment policy of the Funds.


MONY SERIES FUND, INC.

     Only shares of four of the seven portfolios of the MONY Series Fund, Inc. can be purchased by a subaccount available to you. Each of the portfolios has different investment objectives and policies. MONY Life Insurance Company of America, a wholly-owned subsidiary of the Company ("MONY America") is a registered investment adviser under the Investment Advisers Act of 1940. MONY America, as investment adviser, paid all expenses associated with organizing the MONY Series Fund, Inc. when it was organized in 1985. Those expenses also included the costs of the initial registration of its securities. MONY America, as investment adviser, currently pays the compensation of the Fund's directors, officers and employees who are affiliated in some way with the Company. The MONY Series Fund, Inc. pays for all other expenses including, for example, the calculation of the net asset value of the portfolios. To carry out its duties as investment adviser, MONY America has entered into a Services Agreement with the Company to provide personnel, equipment, facilities and other services. As the investment adviser to the MONY Series Fund, Inc., MONY America receives a daily investment advisory fee for each portfolio (See chart below). Fees are deducted daily and paid to MONY America monthly.

--------------------------------------------------------------------------------------------
                 PORTFOLIO                                 INVESTMENT ADVISER FEE
--------------------------------------------------------------------------------------------
  GOVERNMENT SECURITIES PORTFOLIO               Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------
  LONG TERM BOND PORTFOLIO                      Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------
  INTERMEDIATE TERM BOND PORTFOLIO              Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------
  MONEY MARKET PORTFOLIO                        Annual rate of 0.40% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% of assets in excess of $800 million of
  the Investment Adviser.                       the portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------


ENTERPRISE ACCUMULATION TRUST

     Enterprise Accumulation Trust has ten portfolios, the shares of which can all be purchased by subaccounts available to you. Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly owned subsidiary of the Company, is the investment adviser of Enterprise Accumulation Trust. Enterprise Capital is responsible for the overall management of the portfolios, including meeting the investment objectives and policies of the portfolios. Enterprise Capital contracts with sub-investment advisers to assist in managing the portfolios. For information on the sub-advisers for each portfolio, see the Enterprise Accumulation Trust prospectus included in this prospectus portfolio. Enterprise Accumulation Trust pays an investment advisory fee to Enterprise Capital who in turn pays the sub-investment advisers. Fees are deducted daily and paid to Enterprise Capital on a monthly basis. The daily investment advisory fees and sub-advisory fees for each portfolio are shown in the chart below.


------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  EQUITY PORTFOLIO                    Annual rate of 0.80% of the     Annual rate of 0.40% up to
                                      first $400 million, 0.75% of    $1 billion, and 0.30% in
  TCW Funds Management, Inc. is the   the next $400 million and       excess of $1 billion of the
  sub-investment adviser.             0.70% in excess of $800         portfolio's aggregate
                                      million of the portfolio's      average daily net assets.
                                      aggregate average daily net
                                      assets.
------------------------------------------------------------------------------------------------------
  MANAGED PORTFOLIO                   Annual rate of 0.80% of the     Annual rate of 0.40% up to
                                      first $400 million, 0.75% of    $1 billion, 0.30% in excess
  OpCap Advisors and Sanford C.       the next $400 million and       of $1 billion, and 0.25% in
  Bernstein & Co., Inc. are the       0.70% in excess of $800         excess of $2 billion of
  co-sub-investment advisers.         million of the portfolio's      aggregate average daily net
                                      aggregate average daily net     assets.
                                      assets.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  EQUITY INCOME PORTFOLIO             Annual rate of 0.75% of the     Annual rate of 0.30% of the
                                      portfolio's aggregate           first $100 million, 0.25% of
  1740 Advisors is the sub-           average daily net assets.       the next $100 million, and
  investment adviser.                                                 0.20% in excess of $200
                                                                      million of the portfolio's
                                                                      aggregate average daily net
                                                                      assets.
------------------------------------------------------------------------------------------------------
  GROWTH AND INCOME PORTFOLIO         Annual rate of 0.75% of the     Annual rate of 0.30% of the
                                      portfolio's aggregate           first $100 million, 0.25% of
  Retirement Systems Investors, Inc.  average daily net assets.       the next $100 million, and
  is the sub-investment adviser.                                      0.20% in excess of $200
                                                                      million of portfolio's
                                                                      aggregate average daily net
                                                                      assets.
------------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO                    Annual rate of 0.75% of the     Annual rate of 0.30% of the
                                      portfolio's aggregate           first $1 billion and 0.20%
  Montag & Caldwell, Inc. is the      average daily net assets.       in excess of $1 billion of
  sub-investment adviser.                                             the portfolio's aggregate
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION PORTFOLIO      Annual rate of 0.75% of the     Annual rate of 0.50% of the
                                      portfolio's aggregate           first $100 million, 0.45% of
  Marsico Capital Management, LLC is  average daily net assets.       the next $100 million, 0.35%
  the sub-investment adviser.                                         of the next $100 million and
                                                                      0.30% in excess of $300
                                                                      million of the portfolio's
                                                                      aggregate average daily net
                                                                      assets.
------------------------------------------------------------------------------------------------------
  SMALL COMPANY GROWTH PORTFOLIO      Annual rate of 1.00% of the     Annual rate of 0.65% of the
                                      portfolio's aggregate           first $50 million, 0.55% of
  William D. Witter, Inc. Is the      average daily net assets.       the next $50 million and
  sub-investment adviser.                                             0.45% in excess of $100
                                                                      million of the portfolio's
                                                                      aggregate average daily net
                                                                      assets.
------------------------------------------------------------------------------------------------------
  SMALL COMPANY VALUE PORTFOLIO       Annual rate of 0.80% of the     Annual rate of 0.40% of the
                                      portfolio's aggregate           first $1 billion and 0.30%
  Gabelli Asset Management, Inc. is   average daily net assets.       in excess of $1 billion of
  the sub-investment adviser.                                         the portfolio's aggregate
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  INTERNATIONAL GROWTH PORTFOLIO      Annual rate of 0.85% of the     Annual rate of 0.40% of the
                                      portfolio's aggregate           first $100 million, 0.35% of
  Vontobel USA Inc. is the            average daily net assets.       $100 million to $200
  sub-investment adviser.                                             million, 0.30% of $200 to
                                                                      $500 million and 0.25% in
                                                                      excess of $500 million of
                                                                      the portfolio's aggregate
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------
  HIGH YIELD BOND PORTFOLIO           Annual rate of 0.60% of the     Annual rate of 0.30% of the
                                      portfolio's aggregate           first $100 million and
  Caywood-Scholl Capital Corporation  average daily net assets.       0.245% in excess of $100
  is the sub-investment adviser.                                      million of portfolio's
                                                                      aggregate average daily net
                                                                      assets.
------------------------------------------------------------------------------------------------------
  BALANCED PORTFOLIO                  Annual rate of 1.00% of the     Annual rate of 0.30% up to
                                      aggregate average daily net     $1 billion and 0.20% in
  Montag & Caldwell, Inc. is the      assets.                         excess of $1 billion of the
  sub-investment adviser.                                             portfolio's aggregate
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------
  MULTI-CAP PORTFOLIO                 Annual rate of 0.75% of the     Annual rate of 0.40% of the
                                      aggregate average daily net     aggregate average daily net
  Fred Alger Management Inc. is the   assets.                         assets.
  sub-investment adviser.
------------------------------------------------------------------------------------------------------



DREYFUS STOCK INDEX FUND
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.



     The Dreyfus Corporation is the investment adviser of the Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc. As described below, the Fund or The Dreyfus Corporation contracts with sub-investment advisers to assist in managing the portfolios as noted below. Fees are deducted on a monthly basis. The daily investment advisory fees and sub-investment advisory fees for each portfolio are shown in the table below.



------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  DREYFUS STOCK INDEX FUND            Annual rate of 0.245% of the    Dreyfus Corporation pays the
                                      fund's average daily net        sub-adviser an annual rate
  Mellon Equity Associates is the     assets.                         of 0.095% of the value of
  sub-investment adviser.                                             the fund's average daily net
                                                                      assets.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  THE DREYFUS SOCIALLY RESPONSIBLE    Annual rate of 0.75% of the     Dreyfus Corporation pays the
  GROWTH FUND, INC.                   fund's average daily net        sub-adviser an annual rate
                                      assets.                         of 0.10% of the first $32
  NCM Capital Management Group, Inc.                                  million, 0.15% in excess of
  is the sub-investment adviser.                                      $32 million up to $150
                                                                      million, 0.20% in excess of
                                                                      $150 million up to $300
                                                                      million, 0.25% in excess of
                                                                      $300 million of the value of
                                                                      the fund's average daily net
                                                                      assets.
------------------------------------------------------------------------------------------------------



FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- GROWTH PORTFOLIO
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II -- CONTRAFUND PORTFOLIO
FIDELITY VARIABLE INSURANCE PRODUCTS FUND III -- GROWTH OPPORTUNITIES PORTFOLIO



     Fidelity Management & Research ("FMR") is each fund's investment manager. As the manager, FMR is responsible for choosing investments for the funds and handling the funds' business affairs. Affiliates assist FMR with foreign investments.



------------------------------------------------------------------------------------------
   PORTFOLIO AND SUB-INVESTMENT ADVISERS                 INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE PRODUCTS         The fee is calculated by adding a group fee
  FUND -- GROWTH PORTFOLIO                     rate to an individual fee rate, dividing by
                                               twelve, and multiplying the result by the
  Fidelity Management & Research (U.K.)        fund's average net assets throughout the
  Inc. and Fidelity Management & Research      month. The group fee rate is based on the
  Far East Inc. are the sub-investment         average net assets of all the mutual funds
  advisers.                                    advised by FMR. This group rate cannot rise
                                               above 0.52% for this fund, and it drops as
                                               total assets under management increase. The
                                               individual fee rate for this fund is 0.30%
                                               of the fund's average net assets.
------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND    The fee is calculated by adding a group fee
  II -- CONTRAFUND PORTFOLIO                   rate to an individual fee rate, dividing by
                                               twelve, and multiplying the result by the
  Fidelity Management & Research (U.K.)        fund's average net assets throughout the
  Inc. and Fidelity Management & Research      month. The group fee rate is based on the
  Far East Inc. are the sub-investment         average net assets of all the mutual funds
  advisers.                                    advised by FMR. This group rate cannot rise
                                               above 0.52% for this fund, and it drops as
                                               total assets under management increase. The
                                               individual fee rate for this fund is 0.30%
                                               of the fund's average net assets.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
   PORTFOLIO AND SUB-INVESTMENT ADVISERS                 INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND    The fee is calculated by adding a group fee
  III -- GROWTH OPPORTUNITIES PORTFOLIO        rate to an individual fee rate, dividing by
                                               twelve, and multiplying the result by the
  Fidelity Management & Research (U.K.)        fund's average net assets throughout the
  Inc. and Fidelity Management & Research      month. The group fee rate is based on the
  Far East Inc. are the sub-investment         average net assets of all the mutual funds
  advisers.                                    advised by FMR. This group rate cannot rise
                                               above 0.52% for this fund, and it drops as
                                               total assets under management increase. The
                                               individual fee rate for this fund is 0.30%
                                               of the fund's average net assets.
------------------------------------------------------------------------------------------



JANUS ASPEN SERIES



     Janus Aspen Series has eleven portfolios. The shares of four of the portfolios can be purchased by the subaccounts available to you. Janus Capital is the investment adviser to each of the portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the portfolios.



------------------------------------------------------------------------------------------
                 PORTFOLIO                               INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------
  AGGRESSIVE GROWTH PORTFOLIO                  Annual rate of 0.75% of the first $300
                                               million, 0.70% of the next $200 million,
                                               0.65% over $500 million of the portfolio's
                                               average daily net assets.*
------------------------------------------------------------------------------------------
  BALANCED PORTFOLIO                           Annual rate of 0.75% of the first $300
                                               million, 0.70% of the next $200 million,
                                               0.65% over $500 million of the portfolio's
                                               average daily net assets.*
------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION PORTFOLIO               Annual rate of 0.75% of the first $300
                                               million, 0.70% of the next $200 million,
                                               0.65% over $500 million of the portfolio's
                                               average daily net assets.*
------------------------------------------------------------------------------------------
  WORLDWIDE GROWTH PORTFOLIO                   Annual rate of 0.75% of the first $300
                                               million, 0.70% of the next $200 million,
                                               0.65% over $500 million of the portfolio's
                                               average daily net assets.*
------------------------------------------------------------------------------------------
 * Janus Capital has agreed to reduce the portfolio's management fee to the extent that such fee
    exceeds the effective rate of the Janus retail fund corresponding to such portfolio.
------------------------------------------------------------------------------------------



PURCHASE OF PORTFOLIO SHARES BY MONY VARIABLE ACCOUNT L


     The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

     Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies and variable annuity policies. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

     The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. A summary of the investment objective of each of the subaccounts
available to you is found in the chart on page   . No portfolio can assure you
that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds' prospectuses include information on the risks of each portfolio's investments and investment techniques.

        THE FUNDS' PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE
                        READ CAREFULLY BEFORE INVESTING

                     DETAILED INFORMATION ABOUT THE POLICY

     The Fund Value in MONY Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.

APPLICATION FOR A POLICY


     The policy design meets the needs of individuals by providing life insurance coverage on two Insureds. A death benefit is payable when the last surviving insured dies while the policy is in effect. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of MONY Securities Corporation ("MSC"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law and by MSC. A policy can be issued on the lives of two insureds, each of whom is no older than age 85 with evidence of insurability that satisfies the Company. Each insured's age is calculated as of his or her last birthday prior to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.


     The minimum Specified Amount you may apply for is $100,000. Subsequent to issue, the minimum Specified Amount is also $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

     Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

  Temporary Insurance Coverage


     If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend on your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See
"Premiums -- Premium Flexibility," page   .


     Coverage under the Temporary Insurance Agreement ends on the earliest of:

     - the Policy Release Date, if the policy is issued as applied for;

     - the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

     - no later than 90 days from the date the Temporary Insurance Agreement is signed;

     - the 45th day after the form is signed if the insureds have not finished the last required medical exam;

     - 5 days after the Company sends notice to you that it declines to issue any policy; and


     - the date you tell the Company that the policy will be refused.

     If the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused; both insureds die during the period of temporary coverage, the death benefit will be:


          (1) The insurance coverage applied for (including any optional riders) up to $500,000,

              less


          (2) The deductions from premium and the monthly deduction due prior to the date of death of the last surviving insured.


     Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premium (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 4.5 % per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

          (1) The date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

          (2) The date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused;

          (3) The date the Company sends notice to you declining to issue any policy on the insureds.

  Initial Premium Payment


     Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment is specified in your policy and must be paid in full when your policy is delivered. Your policy is effective the later of (1) acceptance and payment of the scheduled premium payment, or (2) the policy date requested in the application. Any premium balance remitted by you earns interest until the Right to Return Policy Period has ended. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 4.5% per year. When the Right to Return Policy Period ends, the premium, plus any interest credited by the Company, is allocated to the subaccounts of MONY Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See "Right to Examine a Policy -- Right to Return Policy Period," on page 20.)


  Policy Date


     The Company may approve the backdating of a policy. The policy may backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.


  Risk Classification

     Each insured is assigned to an underwriting (risk) class. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

RIGHT TO EXAMINE A POLICY -- RIGHT TO RETURN POLICY PERIOD

     The Right to Return Policy Period runs for 10 days (or longer in certain states) after you receive the policy. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid.

PREMIUMS

     The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

  Premium Flexibility

     The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:


     (1) The policy's Specified Amount,



     (2) Any riders added to the policy, and



     (3) Each insured's



          (a) Age,



          (b) Smoking status,



          (c) Gender (unless unisex cost of insurance rates apply, see "Monthly
     Deductions from Fund Value -- Cost of Insurance," page                ),
     and



          (d) Underwriting class.


     The Minimum Monthly Premium will be shown in the policy. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

     The policy is guaranteed not to lapse during the first three policy years if on each monthly anniversary the conditions previously described in "Summary
of the Policy" on page   are met. See also "Grace Period and Lapse," page   .

  Scheduled Premium Payments

     When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments.

     You may elect to make monthly premium payments by electronic funds transfer program. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid in cash before premiums may be paid by electronic funds transfer to the Company. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

     Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace Period and Lapse" in the Summary and
on page   .)

  Choice of Tests for Compliance with IRS Definition of Life Insurance

     When you apply for a policy, you will irrevocably choose which of two tests will be applied to your policy for compliance with the Federal income tax law definition of life insurance. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. See "Federal Income Tax
Considerations -- Definition of Life Insurance," page   . If the Guideline
Premium/Cash Value Corridor Test is chosen, the premium payments that may be made relative to the policy may be limited.

GUARANTEED DEATH BENEFIT

     Generally, your policy remains in effect so long as your policy has Cash Value. Charges that maintain your policy are deducted monthly from Fund Value. The Cash Value of your policy is affected by,

          (1) the investment experience of any amounts in the subaccounts of MONY Variable Account L,

          (2) the interest earned in the Guaranteed Interest Account, and


          (3) the deduction from Fund Value of the various charges, costs, and expenses imposed by the policy provisions.


     This in turn affects the length of time your policy remains in force without the payment of additional premiums. Therefore, coverage will last as long as the Cash Value of your policy is sufficient to pay these charges. See
"Grace Period and Lapse," page   .


  Modified Endowment Contracts


     The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal Income Tax
Considerations -- Modified Endowment Contracts," page   .

  Unscheduled Premium Payments

     Generally, you may make premium payments at any time and in any amount. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death Benefits
Under the Policy," page   and "Federal Income Tax Considerations -- Definition
of Life Insurance," page   . However, such a premium may be accepted if you
provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.


     Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be treated as a premium payment. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.


  Premium Payments Affect the Continuation of the Policy

     If you skip or stop paying premiums, the policy will continue in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance
benefits added by rider. See "Grace Period and Lapse." page   .

     Your policy is guaranteed to remain in effect as long as:

          (a) The Cash Value is greater than zero, or


          (b) During the first three policy years, the Minimum Monthly Premium requirements are satisfied, and if you increase the Specified Amount during the first three policy years the increased minimum Monthly Premium requirements are satisfied for the remainder of the first three policy years.


ALLOCATION OF NET PREMIUMS


     Net premiums may currently be allocated to any twenty-one of the twenty-five available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages and no allocation may be for less than 10% of a net premium. Allocation percentages must sum to 100%.



     You may change the allocation of net premiums at any time by submitting a proper written request to the Company's home office at 1740 Broadway, New York, New York, 10019. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Syracuse Operations Center at 1 MONY Plaza, Syracuse, New York, 13202. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone Transfer Privileges," page
  . Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective within seven days from receipt of notification.


     Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 10% limit on allocation percentages does not apply.

DEATH BENEFITS UNDER THE POLICY

     When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $100,000.

     As long as the policy is in effect, the Company will, upon proof of death of the surviving insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

          (1) The policy's death benefit, plus

          (2) Any insurance proceeds provided by rider, less


          (3) Any Outstanding Debt (and, if in the Grace Period, less any overdue charges).



     If the death benefit proceeds are not paid by the end of 30 days from the date we receive proof of death of the last surviving insured, the Company will pay interest on the proceeds. The interest will be at the rate specified by the state in which the policy is delivered. Interest is payable from the date of death to the date of payment.


DEATH BENEFIT OPTIONS

     You may select one of two death benefit Options: Option 1 or Option 2. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option 2 has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

     Option 1 -- The death benefit equals the greater of:

          (a) The Specified Amount, or

          (b) Fund Value multiplied by a death benefit percentage.


          The death benefit percentages vary according to the age of the younger insured and will be at least equal to the percentage defined in the Internal Revenue Code. The Internal Revenue Code addresses the definition of a life insurance policy for tax purposes. See "Federal Income Tax
     Considerations -- Definition of Life Insurance," page      . The death
     benefit percentage under the Cash Value Accumulation Test is shown in the policy. The death benefit percentage under the Guideline Premium/Cash Value Corridor Test is 250% for insureds 40 or under, and it declines for older insureds. A table showing these death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.


     Option 2 -- The death benefit equals the greater of:

          (a) The Specified Amount of the policy, plus the Fund Value, or

          (b) The Fund Value multiplied by a death benefit percentage.


          The Fund Value used in these calculations is determined as of the date of the insured's death. The death benefit percentage is the same as that used for Option 1 and is stated in Appendix A. The death benefit in Option 2 will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.


          The Fund Value used in these calculations is the value as of the date of the surviving insured's death.

  Examples of Options 1 and 2

     The following examples demonstrate the determination of death benefits under Options 1 and 2. The examples show three policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that both insureds are age 35, standard class, non-smoker at issue. It is also assumed that the last surviving insured (also the youngest insured) is age 70 when he or she dies and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

                          CASH VALUE ACCUMULATION TEST

                                                             POLICY 1    POLICY 2    POLICY 3
                                                             --------    --------    --------
Specified Amount...........................................  $100,000    $100,000    $100,000
Fund Value on Date of Last Surviving Insured's Death.......  $ 35,000    $ 60,000    $ 90,000
Death Benefit Percentage...................................     183.6%      183.6%      183.6%
Death Benefit under Option 1...............................  $100,000    $110,160    $165,240
Death Benefit under Option 2...............................  $135,000    $160,000    $190,000


Option 1, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 X 183.6% = $64,260).



     Option 1, Policy 2 & 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($60,000 X 183.6% = $110,160 for Policy 2; $90,000 X 183.6% = $165,240 for Policy 3) is greater than the Specified Amount ($100,000).

     Option 2, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value multiplied by the death benefit percentage ($35,000 X 183.6% = $64,260).



     Option 2, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 X 183.6% = $110,160).



     Option 2, Policy 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $90,000 = $190,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($90,000 X 183.6% = $165,240).


                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                                             POLICY 1    POLICY 2    POLICY 3
                                                             --------    --------    --------
Specified Amount...........................................  $100,000    $100,000    $100,000
Fund Value on Date of Last Surviving Insured's Death.......  $ 35,000    $ 60,000    $ 90,000
Death Benefit Percentage...................................       115%        115%        115%
Death Benefit under Option 1...............................  $100,000    $100,000    $103,500
Death Benefit under Option 2...............................  $135,000    $160,000    $190,000


Option 1, Policy 1 & 2: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 X 115% = $40,250 for Policy 1; $60,000 X 115% = $69,000 for Policy 2).



     Option 1, Policy 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($90,000 X 115% = $103,500 for Policy 3) is greater than the Specified Amount ($100,000).



     Option 2, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value multiplied by the death benefit percentage ($35,000 X 115% = $40,250).



     Option 2, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 X 115% = $69,000).



     Option 2, Policy 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $90,000 = $190,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($90,000 X 115% = $103,500).


     The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.

  Changes in Death Benefit Option

     You may request that the death benefit option under your policy be changed from Option 1 to Option 2, or Option 2 to Option 1. You may make a change by sending a written request to the Company's administrative office. A change from Option 2 to Option 1 is made without providing evidence of insurability. A change from Option 1 to Option 2 will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

     If you change from Option 1 to Option 2 your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 2 at the amount that would have been payable under Option 1 immediately prior to the change. The total death benefit will not change immediately. The change to Option 2 will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

     If you change from Option 2 to Option 1, the Specified Amount of the policy will be increased by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 1 at the amount that would have been payable under Option 2 immediately prior to the change. The total death benefit will not change immediately. The change to Option 1 will affect the determination of the death benefit from that point on. The death benefit will equal the Specified Amount (or if higher, the Fund Value multiplied by the death benefit percentage). The change to Option 1 will generally reduce the death benefit payable in the future.


     A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Monthly Deductions from Fund Value -- Cost of
Insurance," page      . If the policy's death benefit is not based on the death
benefit percentage under Option 1 or 2, changing from Option 2 to Option 1 will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option 1 to Option 2 will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age.


CHANGES IN SPECIFIED AMOUNT


     You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the policy is issued. Increases in Specified Amount are not permitted on or after the older insured's age 85. Increasing the Specified Amount will generally increase the policy's death benefit. Decreasing the Specified Amount will generally decrease the policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of change. Changing the Specified Amount could affect the subsequent level of policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.


     To increase or decrease the Specified Amount, send a written application to the Company's administrative office. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request.

  Increases


     An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company. A request for an increase cannot be made after the policy anniversary on which the older insured attains age 85.



     When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed
separately. See "Charges and Deductions," page      . In addition, the surrender
charge associated with your policy will increase. The surrender charge for the increase is computed in a similar way as for the original Specified Amount. The Minimum Monthly Premium will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed.

     If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) second to each coverage segment in order of the increases.

  Decreases

     Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

          (1) To reduce the coverage segments of Specified Amount associated with the most recent increases, then

          (2) To the next most recent increases successively, and last

          (3) To the original Specified Amount.


     A decrease will not be permitted if the Specified Amount would fall below $100,000.



     The Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.


     The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

          (1) Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy, or

          (2) To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your policy.


If a requested change is not approved, we will send you a written notice of our decision. See "Federal Income Tax Considerations -- Definition of Life
Insurance," page      .



OTHER OPTIONAL INSURANCE BENEFITS


     Subject to certain requirements, you may elect to add one or more of the optional insurance benefits described below. Optional insurance benefits are added when you apply for your policy. These other optional benefits are added to your policy by an addendum called a rider. A charge is deducted monthly from the Fund Value for each optional benefit added to your policy. See "Charges and
Deductions," page      . You can cancel these benefits at any time. Certain
restrictions may apply and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your policy's status as a modified endowment contract. See "Federal Income Tax
Considerations -- Modified Endowment Contracts," page      . An insurance agent
authorized to sell the policy can describe these extra benefits further. Samples of the provisions are available from the Company upon written request.


     From time to time we may make available riders other than those listed below. Contact an insurance agent authorized to sell the policy for a complete list of the riders available.



  Four Year Term Insurance Rider


     This benefit provides non-renewable, non-convertible term insurance. The insurance is payable if the second death occurs within the first four policy years. If the policy owner makes any changes to the Specified Amount, the amount of this rider will be adjusted.

OPTION TO SPLIT POLICY



     This benefit provides that the policy may be split into two other individual life insurance policies within the 6 month period following business dissolution (if the insureds are employees of one organization at the time the policy is issued). Evidence of insurability at the time the option is exercised will not be required if as a result of a tax law change, but will be required in all other instances. Certain conditions, as described in the policy, must be met before this option can be exercised. This benefit is guaranteed by the Guaranteed Death Benefit Rider. There is no charge for this benefit. This benefit is not available in all states.



BENEFITS AT MATURITY



     If one or both of the insureds is living on the maturity date, the Company will pay to the policy owner, as an endowment benefit, the Cash Value of the policy. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments,"
page      . Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.



POLICY VALUES


  Fund Value

     The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.

     On each Business Day, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the
assessment of the monthly deduction. See "Determination of Fund Value," page   .
No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the subaccounts.

  Cash Value

     The Cash Value of the policy equals the Fund Value less any surrender charge less any Outstanding Debt. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge and any Outstanding Debt. Once the surrender charge expires, the Cash Value equals the Fund Value less any Outstanding Debt.

DETERMINATION OF FUND VALUE

     Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

     - Payment of premiums.

     - Amount held in the Loan Account to secure any Outstanding Debt.

     - Partial surrenders.

     - The charges assessed in connection with the policy.

     - Investment experience of the subaccounts.

     - Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

     The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

     - The investment income.

     - Realized and unrealized capital gains and losses.

     - Expenses of a portfolio including investment adviser fees.

     - Any dividends or distributions declared by a portfolio.

     Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. However, the Company, on behalf of MONY Variable Account L, may elect otherwise. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

     Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating Unit Values for Each Subaccount,"
on page      .) On any day, the amount in a subaccount of MONY Variable Account
L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

     Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

     - Make partial surrenders.

     - Make full surrenders.

     - Transfer amounts from a subaccount (including transfers to the loan account).

     - Pay the death benefit when the last surviving insured dies.

     - Pay monthly deductions from the policy's Fund Value.

     - Pay policy transaction charges.

     - Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.

     Transactions are processed when a premium or an acceptable written or telephone request is received at the Company's administrative office. If the premium or request reaches the administrative office on a day that is not a Business Day, or after the close of business on a Business Day (after 4:00 Eastern Time), the transaction date will be the next Business Day. All policy transactions are performed as of a Business Day. If a transaction date or monthly anniversary day occurs on a day other than a Business Day (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

     The Company calculates the unit value of a subaccount on any Business Day as follows:

          (1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Business Day. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

          (2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

          (3) Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See "Daily Deductions From the MONY Variable
     Account L -- Mortality and Expense Risk Charge," page      . If the
     previous day was not a Business Day, then the charge is adjusted for the additional days between valuations.

          (4) Divide the resulting amount by the number of units held in the subaccount on the Business Day before the purchase or redemption of any units on that date.

The unit value of each subaccount on its first Business Day was set at $10.00.

DETERMINING FUND VALUE

          ------------------
                                   Premium and Fund Values Allocated
                                     plus
              Portfolios           Investment Experience
                                     minus
                                   Investment Advisory Fees
                                     minus
          ------------------       Operating Expenses



          ------------------       Value of Portfolio Shares
                                     plus
               Variable            Dividends or Capital Gains Distributed
               Account L             minus
           (25 Subaccounts)        Mortality & Expense Risk Charge

          ------------------


                                                    ----------------------
   -----------

      Loan
     Account                                              Fund Value

   -----------
  Account set aside as
  Collateral for Outstanding                        ----------------------
  Debt                                                Minus
                                                    Cost of Insurance Charge
                                                    Administrative Charge
---------------------                               Monthly per $1,000
                                                    Specified Amount Charge
                                                      and if applicable, minus
     Guaranteed                                     Optional Benefits Charge
      Interest                                      Transfer of Fund Value
       Account                                      Fee (currently no fee)


---------------------
Premium Amount Allocated
         plus
Accrued Interest

TRANSFER OF FUND VALUE

     You may transfer Fund Value among the subaccounts after the Right to Return Policy Period by sending a proper written request to the Company's administrative office. Transfers may be made by telephone if you have proper
authorization. See "Telephone Transfer Privileges," page   . Currently, there
are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace
Period and Lapse," page   . No charges are currently imposed upon these
transfers. However, the

Company reserves the right to assess a $25 transfer charge in the future on policy transfers over 12 during any policy year, and to discontinue telephone transfers.


     After the Right to Return Policy Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed
Interest Account," page   .

RIGHT TO EXCHANGE POLICY

     During the first 24 months following the policy date, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a last survivor flexible premium universal life
policy. See "The Guaranteed Interest Account," page   . No charge is imposed on
the transfer when you exercise the exchange privilege.


OPTION TO OBTAIN PAID-UP INSURANCE



     You may change to guaranteed paid-up insurance on a policy anniversary. At that time, the Specified Amount will be reduced to an amount that the Cash Value will maintain in effect until the maturity date when applied as a net single premium. However, the maximum amount of Cash Value applied will not be greater than necessary to provide an amount at risk equal to the amount at risk immediately before this option becomes effective. Any Cash Value in excess of the amount applied will be refunded to you.



     The net single premium rates will be based on: (a) the 1980 CSO mortality tables Frasierized at the Insureds' gender and attained ages and classes of risk on the later of the policy date and the most recent increase in coverage under the policy; and (b) 4.5% interest. On and after the effective date, the Cash Value of the paid-up coverage will equal the present value of future guaranteed benefits based on the net single premium rates described above without regard to any loans.



     In order to obtain paid-up insurance, the Company must receive a written request 30 days prior to the policy anniversary date on which it becomes effective. The endorsement issued to reflect the change to paid-up insurance will show the reduced Specified Amount and the guaranteed Cash Value on the effective date and each policy anniversary thereafter.



     Once the paid-up insurance option is effective the following conditions apply:



     (1) It may not be revoked.



     (2) The Company will not accept any further premium.



     (3) No further optional policy changes may be made.



     (4) The policy may not be split.



     (5) Any surrender charge, loan balance and loan interest which existed immediately before the effective date will be set to zero.



     (6) Any partial surrender will result in a recalculation of the Specified Amount and Cash Value.



     (7) Any additional benefits provided by rider will terminate.



     (8) The death benefit will equal the reduced Specified Amount.


POLICY LOANS

     You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company's administrative office. You may take a loan any time your policy has a positive Cash Value. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

     Loan interest is payable in arrears on each policy anniversary at an annual rate which varies by the number of years since your policy was issued. For the first ten policy years, the loan rate is 5.25%. After the tenth policy anniversary, the loan rate is 4.75%. Interest on the full amount of any Outstanding Debt is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

     You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

     When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. The request for a loan will not be accepted if (1) you do not specify the source of the transfer, or (2) if the transfer instructions are incorrect. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the loan account. The transfer is made from the subaccounts and the Guaranteed Interest Account on a proportional basis.

     The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the Subaccounts and/or the Guaranteed Interest Account in a manner determined by us.

     The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 4.5%

     Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments. In addition, Fund Value in the Loan Account in excess of the outstanding loan is treated differently. The treatment depends on (1) whether when the loan was made, Fund Values were transferred from the subaccounts or the Guaranteed Interest Account, and (2) whether or not loan interest due is paid when due or the amount of the interest is added to the loan ("capitalized"). If the loan is from the subaccounts and loan interest is capitalized, this excess offsets the amount that must be transferred from the subaccounts to the Loan Account on the policy anniversary. If the loan is from the Guaranteed Interest Account and loan interest is capitalized, this excess is allocated back to the Guaranteed Interest Account. The allocation back is on a monthly basis proportionately to all interest crediting generations from which the loan was taken.

     Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the last surviving insured, or the value paid upon surrender or maturity.


     Outstanding Debt may affect the length of time the policy remains in effect. After the third policy anniversary, your policy will lapse when:


          (1) Cash Value is insufficient to cover the monthly deduction against the policy's Fund Value on any monthly anniversary day, and

          (2) The minimum payment required is not made during the grace period.

Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. Additional payments or repayments of a part of Outstanding Debt may
be required to keep the Policy in effect. See "Grace Period and Lapse," page   .


     A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal Income Tax
Considerations," page   .

FULL SURRENDER


     You may fully surrender your policy at any time during the lifetime of either or both insureds. The amount received for a full surrender is the policy's Fund Value less (1) any surrender charge, and (2) any Outstanding Debt.



     You may surrender your policy by sending a written request together with the policy to the Company's administrative office. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or
(2) apply the proceeds under a payment plan offered under your policy. See
"Payment Plan Settlement Provisions," page   . For information on the tax
effects of surrender of a policy, see "Federal Income Tax Considerations," page
  .


PARTIAL SURRENDER

     With a partial surrender, you obtain a part of the Cash Value of your policy without having to surrender the policy in full. You may request a partial surrender at any time. The partial surrender will take effect on (1) the business day that we receive your request at our administrative office, or (2) on the next business day if that day is not a business day. There is currently no limit on the number of partial surrenders allowed in a policy year.

     A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Cash Value must be at least $500 after the partial surrender. If you have taken a loan on your policy, the amount of the partial surrender is limited so that the loan amount, after the partial surrender, is not greater than 90% of Cash Value after the partial surrender.

     You may make a partial surrender by submitting a proper written request to the Company's administrative office. As of the effective date of any partial surrender, your Fund Value and Cash Value are reduced by the amount surrendered (plus the applicable fee). You allocate an amount or percent of your Fund Value in the subaccounts and the Guaranteed Interest Account for your partial surrender. Allocations by percentage must be in whole percentages and the minimum percentage is 10% against any subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the last surviving insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

     When you make a partial surrender and you selected death benefit Option 1, the Specified Amount of your policy is decreased by the amount of the partial surrender (excluding its fee). If you selected death benefit Option 2, a partial surrender will not change the Specified Amount of your policy. However, if the death benefit is not equal to the Fund Value times a death benefit percentage, the death benefit will be reduced by the amount of the partial surrender. Under either death benefit Option, if the death benefit is based on the Fund Value times the applicable death benefit percentage, the death benefit may decrease by an amount greater than the partial surrender. See "Death Benefits under the
Policy," page   .

     There is a fee for each partial surrender of $10.

     For information on the tax treatment of partial surrenders, see "Federal
Income Tax Considerations," page   .

GRACE PERIOD AND LAPSE

     Your policy will remain in effect as long as:

          (1) It has a Cash Value, and


          (2) You make any required additional premium payments during a 61-day Grace Period.


  Special Rule for First Three Policy Years


     During the first three policy years, your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:


     - Your policy's Cash Value is greater than zero, or

     - The sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to


        - The Minimum Monthly Premium times the number of months your policy has been in effect.



     If the insufficiency occurs at any other time, your policy may be at risk of lapse.



     To avoid lapse if the Cash value is insufficient to pay the current Monthly Deduction, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid, loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.



     We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.



     If the Cash Value of your policy will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first three policy years, if the Cash Value of the policy is less than zero, you must pay:


          (1) The Minimum Monthly Premium not paid, plus

          (2) One succeeding Minimum Monthly Premium.


After the third policy anniversary, the payment required is:


          (1) The monthly deduction not paid, plus


          (2) Two succeeding monthly deductions plus the amount of the deductions from premiums for various taxes and sales charges.

(See "Charges and Deductions -- Deductions from Premiums," page   ). The policy
will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the last surviving insured dies during the grace period, the death benefit proceeds will equal:

          (1) The amount of the death benefit immediately prior to the start of the grace period, reduced by

          (2) Any unpaid monthly deductions and any Outstanding Debt.


  Reinstatement


     We will reinstate a lapsed policy at any time:

          (1) Before the maturity date, and

          (2) Within five years after the monthly anniversary day which precedes the start of the grace period.

     To reinstate a lapsed policy we must also receive:

          (1) A written application from you

          (2) Evidence of insurability of both insureds that is satisfactory to us

          (3) Payment of all monthly deductions that were due and unpaid during the grace period

          (4) Payment of an amount at least sufficient to keep your policy in effect for one month after the reinstatement date

          (5) Payment or reinstatement of any debt on the policy anniversary at the start of the grace period

          (6) Payment of interest on debt reinstated from the beginning of the grace period to the end of the grace period at the rate that applies to policy loans on the date of reinstatement

     When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

          (1) The surrender charge will be equal to the surrender charge that would have existed had your policy been in effect since the original policy date.

          (2) The Fund Value will be reduced by the decrease, if any, in the surrender charge during the period that the policy was not in effect.


          (3) Any Outstanding Debt on the date of lapse will be reinstated.



          (4) Any net premium paid for reinstatement will also be reinstated.



          (5) No interest on amounts held in our loan account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.


Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions.

                             CHARGES AND DEDUCTIONS

     The following chart summarizes the current charges and deductions under the policy:

-----------------------------------------------------------------------------------------------

                                   DEDUCTIONS FROM PREMIUMS
-----------------------------------------------------------------------------------------------
     Sales Charge -- Varies based on policy         First 10 policy years -- 6% of premiums
     year. It is a % of premium paid                paid up to target premium and 3% if premium
                                                    paid in excess of target premium.
                                                    Years 11 and later -- 3% of all premiums.
-----------------------------------------------------------------------------------------------

     Tax Charge                                     State and local -- 0.8%
                                                    Federal -- 1.5%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                         DAILY DEDUCTION FROM MONY VARIABLE ACCOUNT L
-----------------------------------------------------------------------------------------------
     Mortality & Expense Risk Charge -- Maximum     .35% of subaccount value (0.000959% daily)
     Annual Rate
-----------------------------------------------------------------------------------------------

                       MONTHLY DEDUCTIONS FROM FUND VALUE


----------------------------------------------------------------------------------------------
     Cost of Insurance Charge                      Current cost of insurance rate x net amount
                                                   at risk at the beginning of the policy
                                                   month
----------------------------------------------------------------------------------------------

     Administrative Charge -- Monthly              $7.50
----------------------------------------------------------------------------------------------

     Monthly per $1,000 Specified Amount Charge    See Appendix B. This charge applies for the
     Based on issue age of the younger insured,    first 10 policy years (or for 10 years from
     Specified Amount and smoking Status           the date of any increase in Specified
                                                   Amount)
----------------------------------------------------------------------------------------------
     Optional Insurance Benefits Charge            As applicable.
     Monthly Deduction for any other optional
     insurance Benefits added by rider
----------------------------------------------------------------------------------------------

     Transaction and Other Charges
     - Partial Surrender Fee                       $10

     - Transfer of Fund Value                      $25 maximum per transfer over 12; currently
     (at Company's Option)                         $0
----------------------------------------------------------------------------------------------

     Surrender Charge                              See below for grading schedule.
     Grades from 100% to 0 over 11 years based
     on a schedule. Factors per $1,000 of
     Specified Amount vary based on issue age,
     gender, and underwriting class
----------------------------------------------------------------------------------------------

     The surrender charge described in the table above decreases during the first eleven policy years as shown in the table below:
--------------------------------------------------------------------------------
                     GRADING SCHEDULE FOR SURRENDER CHARGES
--------------------------------------------------------------------------------

                     POLICY YEAR                                     PERCENT
----------------------------------------------------------------------------------------------

                          1                                           100%
----------------------------------------------------------------------------------------------
                          2                                            90
----------------------------------------------------------------------------------------------
                          3                                            80
----------------------------------------------------------------------------------------------
                          4                                            70
----------------------------------------------------------------------------------------------
                          5                                            60
----------------------------------------------------------------------------------------------
                          6                                            50
----------------------------------------------------------------------------------------------
                          7                                            40
----------------------------------------------------------------------------------------------
                          8                                            30
----------------------------------------------------------------------------------------------
                          9                                            20
----------------------------------------------------------------------------------------------
                         10                                            10
----------------------------------------------------------------------------------------------
                    11 and later                                        0
----------------------------------------------------------------------------------------------

     The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY Variable Account L and from the policy's Fund Value.

DEDUCTIONS FROM PREMIUMS

     Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

Sales Charge  --             This charge varies based on a target premium. The
                             target premium is actuarially determined based upon the Specified Amount of the policy and the age, gender, underwriting class and smoking status of each of the insureds. The target premium is established at issue, and will be adjusted if the Specified Amount is increased or decreased. The charge is a percent of each premium paid.

                             First 10 policy years -- 6% of premiums paid up to target premium and 3% of premium paid in excess of target premium in that year.

                             Years 11 and later -- 3% of all premiums.

     You should refer to your policy to determine the amount of the target premium.

     The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amount indirectly derived from the charge for mortality and expense risks and mortality gains.

Tax Charge --                State and local premium tax -- currently 0.8%;
                             Federal tax for deferred acquisition costs of the Company -- currently 1.5%

     All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. For policyholders resident in New York, the Company currently deducts an amount equal to 0.8% of each premium to pay applicable premium taxes. Currently, these taxes range from 0% to 4%. The 0.8% current deduction is the actual premium tax imposed by the State of New York. We do not expect to profit from this charge.


     The 1.5% current charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC Section 848 resulting from the receipt of premium payments.


     We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

DAILY DEDUCTION FROM MONY VARIABLE ACCOUNT L

     A charge is deducted daily from each subaccount of MONY Variable Account L for the mortality and expense risks assumed by the Company.

Mortality and Expense Risk
  Charge --                  Maximum of .000959% of the amount in the
                             subaccount, which is equivalent to an annual rate of .35% of subaccount value.

     This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

     This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

MONTHLY DEDUCTIONS FROM FUND VALUE

     A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

Cost of Insurance --         This charge compensates us for the anticipated cost
                             of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund
                             Value at that time.


     The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table D applies.) These rates are based on the age and underwriting class of each insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. As of the date of this prospectus, we charge "current rates" that are lower (i.e.. less expensive) than the guaranteed rates. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of each insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of each insured.

     If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

Administrative Charge --     $7.50 per month

     This charge reimburses us for expenses associated with administration and maintenance of the policies. The charge is guaranteed never to exceed $7.50. We do not expect to profit from this charge.


Monthly per $1,000
  Specified Amount Charge -- This charge applies for the first 10 years following the issuance of the policy or an increase in the Specified Amount. The charge is made per $1,000 of Specified Amount based on issue age of the younger insured, smoking status and Specified Amount. The monthly per $1,000 factors are shown in Appendix B.



Optional Insurance Benefits
  Charge --                  A monthly deduction for any other optional
                             insurance benefits added to the policy by rider.



Surrender Charge --          The Company will assess a surrender charge against
                             Fund Value upon a surrender of the policy. The surrender charge is based on a factor per $1,000 of initial Specified Amount (or upon an increase in Specified amount) and grades from 100% to zero over 11 years based on a schedule. The factors per $1,000 vary by issue age, gender, and underwriting class. The grading percentages (as shown below) vary based on number of full years since the Policy was issued (or since the increase in Specified
                             Amount). The maximum level of surrender charge is $53.31 per $1,000 of Specified Amount.


----------------------------------------------------------------------------------------------
                     POLICY YEAR                                     PERCENT
----------------------------------------------------------------------------------------------
                          1                                           100%
----------------------------------------------------------------------------------------------
                          2                                            90
----------------------------------------------------------------------------------------------
                          3                                            80
----------------------------------------------------------------------------------------------
                          4                                            70
----------------------------------------------------------------------------------------------
                          5                                            60
----------------------------------------------------------------------------------------------
                          6                                            50
----------------------------------------------------------------------------------------------
                          7                                            40
----------------------------------------------------------------------------------------------
                          8                                            30
----------------------------------------------------------------------------------------------
                          9                                            20
----------------------------------------------------------------------------------------------
                         10                                            10
----------------------------------------------------------------------------------------------
                    11 and later                                        0
----------------------------------------------------------------------------------------------

SURRENDER CHARGE

     The surrender charge is a contingent deferred load. It is a contingent load because it is assessed only if the policy is surrendered or if the policy lapses. It is a deferred load because it is not deducted from the premiums paid. The purpose of the surrender charge is to reimburse us for some of the expenses of distributing the policies.

Effect of Changes in
Specified Amount on the
  Surrender Charge --        The surrender charge will increase when a new
                             coverage segment of Specified Amount is created due to a requested increase in coverage. The surrender charge related to the increase will be computed in the same manner as the surrender charge for the original Specified Amount. It will reduce over the 11-year period following the increase. The new surrender charge for the policy will equal:

                             (1) The remaining part of the surrender charge for the original Specified Amount, plus

                             (2) The surrender charge related to the increase.

                             Decreases in Specified Amount have no effect on surrender charges.

CORPORATE PURCHASERS

     The policy is available for purchase by individuals, trusts, corporations and other organizations. Corporate or other group or sponsored arrangements purchasing one or more policies may receive a reduction in charges. The Company may reduce the amount of the sales charge, surrender charge, or other charges where the expenses associated with the policy or policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement, from the amount of the initial premium payment or payments, or the amount of projected premium payments.

TRANSACTION AND OTHER CHARGES

     - Partial Surrender Fee -- $10

     - Transfer of Fund Value -- $25 (at option of the Company) currently $0


     The partial surrender fee is guaranteed not to exceed $10. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers over 12 during any policy year. This would include telephone transfers, if we permit them.


     We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY Variable Account L and its subaccounts. No such
charge is currently assessed. See "Charge for Company Income Taxes," page   .


     We will bear the direct operating expenses of MONY Variable Account L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund's expenses are not fixed or specified under the terms of the policy.



GUARANTEE OF CERTAIN CHARGES


     We guarantee that certain charges will not increase. This includes:

          (1) Mortality and expense risk charge.

          (2) Administrative charge.

          (3) Per $1,000 Specified Amount charge.

          (4) Sales charge.

          (5) Guaranteed cost of insurance rates.

          (6) Surrender charge.

          (7) Partial surrender fee.

     Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

          (1) Future expectations with respect to investment earnings,

          (2) Mortality,

          (3) Length of time policies will remain in effect,

          (4) Expenses, and

          (5) Taxes.

     In no event will they exceed the guaranteed rates defined in the policy.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

     The following provides a general description of the federal income tax considerations relating to the policy. This discussion is based upon our understanding of the present federal income tax laws as the Internal Revenue Service ("IRS") currently interprets them. This discussion is not intended as tax advice. Tax laws are very complex and tax results will vary according to your individual circumstances. A person considering the purchase of the policy may need tax advice. It should be understood that these comments on federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Special rules that are not discussed here may apply in certain situations. We make no representation as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations of the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules that we describe here or that relate directly or indirectly to life insurance policies. Our comments do not take into account any state or local income tax considerations that may be involved in the purchase of the policy.

  Definition of Life Insurance

     Under section 7702 of the Internal Revenue Code (the "Code"), a policy will be treated as a life insurance policy for federal tax purposes if (a) a policy is considered to be life insurance under applicable law and (b) one of two alternate tests are met. The two alternative tests are:

          (1) "Cash Value Accumulation Test"

          (2) "Guideline Premium/Cash Value Corridor Test"


     When you apply for a policy you will irrevocably choose which of these two tests will be applied to your policy.



     If your policy is tested under the Guideline Premium/Cash Value Corridor Test. This test provides for, among other things:


          (1) A maximum allowable premium per thousand dollars of death benefit, known as the "guideline annual premium," and

          (2) A minimum ongoing "corridor" of death benefit in relation to the Fund Value of the policy, known as the "death benefit percentage."

See Appendix A, for a table of the Guideline Premium/Cash Value Corridor Test factors. If your policy is tested under the Cash Value Accumulation Test, a table of factors will be shown in your policy.

     We believe that the policy meets this statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance. Thus, the death benefit should be excludable from the gross income of the beneficiary (whether the beneficiary is a corporation, individual or other entity) under Section 101 (a) (1) of the Code for purposes of the regular federal income tax. You generally should not be considered to be in constructive receipt of the cash values under the policy until a full surrender, maturity of the policy, or a partial surrender. In addition, certain policy loans may be taxable in the case of policies that are modified endowment contracts. Prospective policy owners that intend to use policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations.

  Tax Treatment of Policies

     The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, which if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract.

Example:  "Seven-pay" premium = $1,000
          Maximum premium to avoid "modified endowment" treatment = First year -- $1,000
          Through first two years -- $2,000
          Through first three years -- $3,000 etc.

Under this test, a policy may or may not be a modified endowment contract. The outcome depends on the amount of premiums paid during each of the policy's first seven contract years. Changes in benefits may require testing to determine if the policy is to be classified as a modified endowment contract. A modified endowment contract is treated differently for tax purposes then a conventional life insurance contract.

  Conventional Life Insurance Policies

     If a policy is not a modified endowment contract distributions are treated as follows. Upon a full surrender or maturity of a policy for its Cash Value, the excess if any, of the Cash Value plus Outstanding Debt minus by cost basis under a policy will be treated as ordinary income for federal income tax purposes. A policy's cost basis will usually equal the premiums paid less any premiums previously recovered through partial surrenders. Under Section 7702 of the Code, special rules apply to determine whether part or all the cash received through partial surrenders in the first 15 policy years is paid out of the income of the policy and therefore subject to income tax. Cash distributed to a policy owner on partial surrenders occurring more than 15 years after the policy date will be taxable as ordinary income to the policy owner to the extent that it exceeds the cost basis under a policy.

     We believe that loans received under policies that are not modified endowment contracts will be treated as indebtedness of the owner. Thus, no part of any loan under the policy will constitute income to the owner until the policy matures, unless the policy is surrendered before it matures. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a policy that is not a modified endowment contract may be deductible. Deductibility will be subject to several limitations, depending upon (1) the use to which the proceeds are put and (2) the tax rules applicable to the policy owner. If, for example, an individual who uses the proceeds of a loan for business or investment purposes, may be able to deduct all or part of the interest expense. Generally, if an individual uses the policy loan for personal purposes, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a policy loan or other indebtedness) also may be subject to other limitations.

     For example, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Outstanding Debt where:

     - The interest is paid (or accrued by an accrual basis taxpayer) on a loan under a policy, and

     - The policy covers the life of an officer, employee, or person financially interested in the trade or business of the policy owners.

Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Modified Endowment Contracts

     Pre-death distributions from modified endowment contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as modified endowment contracts if:

          (1) The policies are purchased from any one insurance company (including the Company), and

          (2) The purchases take place during a calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

     Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

          (1) When the taxpayer is at least 59 1/2 years old;

          (2) Which is attributable to the taxpayer becoming disabled; or

          (3) Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     A contract may not be a modified endowment contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a modified endowment contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a modified endowment contract.


     It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance contracts (see "Federal Income Tax
Considerations -- Conventional Life Insurance Policies," page   .)

  Reasonableness Requirement for Charges

     The tax law also deals with allowable mortality costs and other expenses used in the calculations to determine whether a contract qualifies as life insurance for income tax purposes. For policies entered into on or after October 21, 1988, the calculations must be based upon, (1) reasonable mortality charges, and (2) other charges reasonably expected to be paid. The Treasury Department is expected to declare regulations governing reasonableness standards for mortality charges. We believe our mortality costs and other expenses used in these calculations meet the current requirements. It is possible that future regulations will contain standards that would require us to modify our mortality charges for these calculations. We reserve the right to make modifications to retain the policy's qualification as life insurance for federal income tax purposes.

  Riders, Policy Changes, and Transfers


     Certain benefits permit the splitting of the policy into two other individual policies upon business dissolution. The splitting of a policy could have adverse tax consequences. Consequences include, but are not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.


     In order for the Beneficiary to receive certain tax treatment discussed in the previous sections above, the policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. To qualify the policy as life insurance for tax purposes the Company may:

     - Make changes in the policy or Riders, or

     - Make distributions from the policy to the extent considered necessary.

Any such change will uniformly apply to all policies that are affected. The policy owner will be given advance notice of such changes.

     Special tax rules may apply to the transfer of ownership of a policy. Consult a qualified tax adviser before any transfer of the policy.

  Other Employee Benefit Programs

     Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, to provide for employee benefits. These policy owners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law. The lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes. It may also affect the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). The policy owner's legal advisor should be consulted to address these issues.

  Diversification Requirements

     To comply with regulations under Section 817(h) of the Code, each portfolio is required to diversify its investments. Generally, on the last day of each quarter of a calendar year,

          (1) No more than 55% of the value of the portfolio's assets can be represented by any one investment,

          (2) No more than 70% can be represented by any two investments,

          (3) No more than 80% can be represented by any three investments, and

          (4) No more than 90% can be represented by any four investments.

Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent guaranteed and insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, as applicable.

     Currently, for federal income tax purposes, the portfolio shares underlying the policies are owned by the Company and not by you or any beneficiary. However, no representation is or can be made regarding the likelihood of the continuation of current interpretations by the IRS.

  Other

     Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the jurisdiction and the circumstances of each owner or beneficiary.

     For complete information on federal, state, local and other tax considerations, a qualified tax advisor should be consulted.

               THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING
                          THE TAX STATUS OF ANY POLICY

CHARGE FOR COMPANY INCOME TAXES

     For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. The Company will review the question of a charge to the Variable Account for the Company's federal income taxes periodically. A charge may be made for any federal income taxes incurred by the Company that are attributable to the Variable Account. This might become necessary if:

          (1) The tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be,

          (2) There are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or

          (3) There is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes imposed by the states) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws or in the cost to the Company, the Company reserves the right to charge the Account for any such taxes attributable to the Account.

VOTING OF FUND SHARES


     Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY Variable Account L. We may elect to vote the shares of the Funds in our own right if:


          (1) The Investment Company Act of 1940 or any regulations thereunder is amended, or

          (2) The present interpretation of the Act should change, and

          (3) As a result we determine that it is permitted to vote the shares of the Funds in our own right.

     The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

     If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY Variable Account L and other separate accounts of the Company.

DISREGARD OF VOTING INSTRUCTIONS

     The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on the Company. If Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.

REPORT TO POLICY OWNERS

     A statement will be sent at least annually to each policy owner setting forth:

          (1) A summary of the transactions which occurred since the last statement, and

          (2) Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

     Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY Variable Account L and the Funds. The Funds' statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

     The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

          (1) Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

          (2) In the judgment of the Company's management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

     Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Superintendent of Insurance of the State of New York.

     The Company also reserves the right to establish additional subaccounts of MONY Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY Variable Account L may:

          (1) Be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law,

          (2) Be deregistered under that Act if such registration is no longer required, or

          (3) Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY Variable Account L.

CHANGES TO COMPLY WITH LAW

     The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

     We may advertise the performance of MONY Variable Account L subaccounts. We will also report performance to policy owners and may make performance information available to prospective purchasers. This information will be presented in compliance with applicable law.

     Performance information may show the change in a policy owner's Fund Value in one or more subaccounts, or as a change in a policy owner's death benefit. Performance information may be expressed as a change in a policy owner's Fund Value over time or in terms of the average annual compounded rate of return on the policy owner's Fund Value. Such performance is based upon a hypothetical policy in which premiums have been allocated to a particular subaccount of the MONY Variable Account L over certain periods of time that will include one, five and ten years, or from the commencement of operation of the subaccount of the MONY Variable Account L if less than one, five, or ten years. Any such quotation may reflect the deduction of all applicable charges to the policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming surrender at the end of the particular period. However, other quotations may simultaneously be given that do not assume surrender and do not take into account deduction of the surrender charge.

     Performance information for MONY Variable Account L may be compared, in advertisements, sales literature, and reports to policy owners to:

          (1) Other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria, and

          (2) The Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a policy.

Reports and promotional literature may also contain the Company's rating or a rating of the Company's claim paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any subaccount of MONY Variable Account L reflects only the performance of a hypothetical policy whose Fund Value is allocated to MONY Variable Account L during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolios of the Funds in which MONY Variable Account L invests. The market conditions during the given period of time should not be considered as a representation of what may be achieved in the future.


     We may also use non-standard performance in cases where we add new subaccounts which purchase shares of underlying funds in existence prior to the formation of such subaccounts. In such cases we will use the historical performance of the underlying fund with the current expenses of the applicable subaccount under the policy.


                        THE GUARANTEED INTEREST ACCOUNT

     You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

GENERAL DESCRIPTION

     Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

     You may elect to allocate net premiums to the Guaranteed Interest Account, MONY Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 4.5% annual rate. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%.)

     The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

DEATH BENEFIT

     The death benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The death benefit under Option 1 will be equal to the Specified Amount of the Policy or, if greater, Fund Value on the date of death of the last surviving insured multiplied by a death benefit percentage. Under Option 2, the Death Benefit will be equal to the Specified Amount of the Policy plus the Fund Value or, if greater, Fund Value on the date of death of the last surviving insured multiplied by a death benefit percentage. See "Death Benefits under the
Policy," page   .

POLICY CHARGES

     Deductions from premium, monthly deductions from the Fund Value, and surrender charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, per $1,000 of Specified Amount charge, the charge for any optional insurance benefits added by Rider, and the surrender charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

     You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

TRANSFERS

     Amounts may be transferred after the Right to Return Policy Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

     - Transfers to the Guaranteed Interest Account may be made at any time and in any amount.

     - Transfers from the Guaranteed Interest Account to the subaccounts are limited to one in any policy year.

     - Transfers from the Guaranteed Interest Account may only be made during the time period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the close of business on the day received if it is a Business Day. If it is not a Business Day, then at the close of business on the next day which is a Business Day. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.


     Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future on transfers over 12 during any policy year.


SURRENDERS AND POLICY LOANS

     You may also make full surrenders and partial surrenders from the Guaranteed Interest Account to the same extent as if you had invested in the
subaccounts. See "Full Surrender," page   and "Partial Surrender", page   .
Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months. However, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

                             MORE ABOUT THE POLICY

OWNERSHIP

     The policy owner is the individual named as such in the application or in any later change shown in the Company's records. While either or both of the insureds is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

  Joint Owners

     If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

     The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the last surviving insured, the policy owner or the policy owner's estate is the beneficiary.

     The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living when the last surviving insured dies to receive the proceeds.

  The Policy

     This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

NOTIFICATION AND CLAIMS PROCEDURES

     Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

     If the last surviving insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the last surviving insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

PAYMENTS

     Within seven days after the Company receives all the information needed for processing a payment, the Company will:

          (1) Pay death benefit proceeds,

          (2) Pay the Cash Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts, and

          (3) Effect a transfer between subaccounts or from the Variable Account to the Guaranteed Interest Account.

     However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

     - The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

     - An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

PAYMENT PLAN/SETTLEMENT PROVISIONS

     Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 per payment or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

PAYMENT IN CASE OF SUICIDE

     If either insured dies by suicide, (1) while sane or insane, (2) within two years from the policy date or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

     This provision may not be applicable in all states.

ASSIGNMENT

     You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's administrative office. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal
Income Tax Considerations", page   .)

ERRORS ON THE APPLICATION

     If the age or gender of an insured has been misstated, the death benefit under this policy will be the greater of:

          (1) What would be purchased by the most recent cost of insurance charge at the correct age and gender, or

          (2) The death benefit derived by multiplying the Fund Value by the death benefit percentage for the correct age and gender.


If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of gender. See "Monthly Deductions from Fund Value -- Cost of
Insurance," page   .


INCONTESTABILITY

     The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

          (1) The initial Specified Amount cannot be contested after the policy has been in force during an insured's lifetime for two years from the policy date; and

          (2) An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an insured's lifetime for two years from its effective date.

This provision may not be applicable in all states.

POLICY ILLUSTRATIONS

     Upon request, the Company will send you an illustration of future benefits under the policy based on both guaranteed and current cost assumptions.

DISTRIBUTION OF THE POLICY

     MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY Life Insurance Company, is principal underwriter (distributor) of the policies. MSC is a New York corporation organized on September 26, 1969. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The policies may also be sold through other broker/dealers authorized by MSC and applicable law to do so.

     Except where MSC has authorized other broker/dealers to sell the policies (as described in the preceding paragraph), compensation payable for the sale of the policies will be based upon the following schedule. After issue of the Contract, commissions will equal at most 50 percent of premiums paid up to a maximum amount. Thereafter, commissions will equal at most 3.0 percent of any additional premiums plus, on the sixth and each succeeding quarterly anniversary for so long as the policy shall remain in effect, an annualized rate of 0.15 percent of the Fund Value of the policy (excluding the Loan Account). Upon any subsequent increase in Specified Amount, commissions will equal at most 50 percent of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 3.0 percent level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.


     In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Company, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

                             MORE ABOUT THE COMPANY

MANAGEMENT

     The directors and officers of the Company are listed below. The business address for all directors and officers of MONY Life Insurance Company is 1740 Broadway, New York, New York 10019.

Current Officers and Directors are:

NAME                                                  POSITION AND OFFICES WITH DEPOSITOR
----                                                  -----------------------------------
Claude M. Ballard.........................  Director since 1990. Limited Partner and Consultant at
                                            The Goldman Sachs Group, L.P. since 1988.
Tom H. Barrett............................  Director since 1990. Partner in American Industrial
                                            Partners, a private investment partnership since 1992.
David L. Call.............................  Director since 1993. Ronald P. Lynch Dean Emeritus,
                                            Cornell University, College of Agriculture and Life
                                            Sciences since 1995 and Dean of said College prior to
                                            that time.
G. Robert Durham..........................  Director since 1990. Retired from Walter Industries,
                                            Inc., a home building and financing, natural resources
                                            and industrial manufacturing company in 1996 after
                                            serving as Chairman of the Board and Chief Executive
                                            Officer since 1991.
James B. Farley...........................  Director since 1988. Retired from MONY Life Insurance
                                            Company in 1994 after serving as Chairman of the Board
                                            from 1993 and Chairman of the Board and Chief Executive
                                            Officer since 1991.
Robert Holland, Jr. ......................  Director since 1990. President and Chief Executive
                                            Officer of WorkPlace Integrators, an office furniture
                                            manufacturing company, since 1996. Chief Executive
                                            Officer of Ben & Jerry's Homemade, Inc., an ice cream
                                            company from 1995. Chairman of the Board of Gilreath
                                            Manufacturing Company, a plastic injection molding
                                            manufacturing company from 1990 to 1991.
Robert R. Kiley...........................  Director since 1995. President and Chief Executive
                                            Officer of the New York City Partnership and Chamber of
                                            Commerce, Inc. since 1995. Principal of Kohlberg & Co.
                                            since 1994.
James L. Johnson..........................  Director since 1986. Chairman Emeritus of GTE
                                            Corporation, a telecommunications company, having served
                                            as Chairman and Chief Executive Officer from 1988 to
                                            1992.
John R. Meyer.............................  Director since 1972. Professor Emeritus, Harvard
                                            University since 1997. Professor at Harvard University
                                            from 1973 to 1997.
Jane C. Pfeiffer..........................  Director since 1988. Ms. Pfeiffer is an independent management consultant.
Thomas C. Theobald........................  Director since 1990. Managing director, William Blair
                                            Capital Partners, L.L.C., an investment firm since 1994.
                                            Chairman of the Board of Continental Bank from 1987 to
                                            1994.

All of the officers have held their respective positions listed below for five or more years. Current Officer-Directors of the Company are:


NAME                                                         POSITION AND OFFICES WITH DEPOSITOR
----                                                         -----------------------------------
Michael I. Roth.........................................  Director, Chairman and Chief Executive
                                                          Officer
Samuel J. Foti..........................................  Director, President and Chief Operating
                                                          Officer
Kenneth M. Levine.......................................  Director, Executive Vice President and
                                                          Chief Investment Officer
NAME                                                         POSITION AND OFFICES WITH DEPOSITOR
--------------------------------------------------------  ------------------------------------------
Lee M.Smith.............................................  Vice President and Secretary
Richard E. Connors......................................  Senior Vice President
Richard Daddario........................................  Executive Vice President and Chief
                                                          Financial Officer
Phillip A. Eisenberg....................................  Senior Vice President and Chief Actuary
Stephen J. Hall.........................................  Senior Vice President
Richard E. Mulroy, Jr. .................................  General Counsel
David V. Weigel.........................................  Treasurer


     No officer or director listed above receives any compensation from MONY Variable Account L. The Company or any of its affiliates has paid no separately allocable compensation to any person listed for services rendered to the Account.

STATE REGULATION

     The Company is subject to the laws of the State of New York governing insurance companies and to regulation by the Superintendent of Insurance of New York. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Superintendent of Insurance of New York and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Superintendent of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.

TELEPHONE TRANSFER PRIVILEGES

     You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if an authorization for telephone transfer form has been completed, signed, and received at the Company's Syracuse Operations Center. The Company may record all or part of any telephone conversation with respect to transfer and allocation instructions. Telephone instructions received by the Company by 4:00 p.m. Eastern time on any valuation date will be effected as of the end of that valuation date in accordance with your instructions, subject to the limitations stated in this prospectus (presuming that the Right to Return Policy Period has expired). The Company reserves the right to deny any telephone transfer or allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers by telephone and would have to submit written requests. Telephone transfer and allocation instructions will only be accepted if complete and correct.

     The Company has adopted guidelines (which it believes to be reasonable) relating to telephone transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions. If these procedures are followed, the

Company shall not be liable for, and you will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions if such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone transfers will be accepted.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which MONY Variable Account L is a party, or which would materially affect MONY Variable Account L.

LEGAL MATTERS


     Legal matters have been passed on by the Vice President and Chief Counsel of MONY Life Insurance Company, in connection with:


     (1) The issue and sale of the policies described in this prospectus,

     (2) The organization of the Company,

     (3) The Company's authority to issue the policies under Arizona law, and

     (4) The validity of the forms of the policies under Arizona law.

     Robert Levy, Vice President -- Chief Tax Counsel of MONY Life Insurance Company has passed upon legal matters relating to the federal income tax laws.

REGISTRATION STATEMENT

     A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

     The audited financial statements for the Company included in this Prospectus and in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports herein. The audited financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing.
PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York, 10036.

FINANCIAL STATEMENTS


     The audited financial statements of the Company are set forth herein, starting on page F-20.


     The financial statements of the Company have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS


                                                              PAGE
                                                              ----
With respect to MONY Variable Account L:
  No financial statements for MONY Variable Account L are
     included because although the MONY Variable Account L
     commenced operations in 1990, the subaccounts available
     to policyholders had not commenced operations as of
     December 31, 1998.

With respect to MONY Life Insurance Company:
  Unaudited interim condensed consolidated balance sheets as of June 30, 1999 and December 31, 1998.................  F-2
  Unaudited interim condensed consolidated statements of
     income and comprehensive income for the three-month
     periods ended June 30, 1999 and 1998...................  F-3
  Unaudited interim condensed consolidated statements of
     income and comprehensive income for the six-month
     periods ended June 30, 1999 and 1998...................  F-4
  Unaudited interim condensed consolidated statement of
     changes in shareholder's equity for the six-month
     period ended June 30, 1999.............................  F-5
  Unaudited interim condensed consolidated statements of
     cash flows for the six-month periods ended June 30,
     1999 and 1998..........................................  F-6
  Notes to unaudited interim condensed consolidated
     financial statements...................................  F-7
  Report of Independent Accountants.........................  F-20
  Consolidated balance sheets as of December 31, 1998 and
     1997...................................................  F-21
  Consolidated statements of income and comprehensive income for the years ended December 31, 1998, 1997 and 1996...  F-22
  Consolidated statements of changes in shareholder's equity for the years ended December 31, 1998, 1997 and 1996...  F-23
  Consolidated statements of cash flows for the years ended
     December 31, 1998, 1997 and 1996.......................  F-24
  Notes to consolidated financial statements................  F-26

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
            UNAUDITED INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS
                   AS OF JUNE 30, 1999 AND DECEMBER 31, 1998

                                                              JUNE 30,       DECEMBER 31,
                                                                1999             1998
                                                              ---------      ------------
                                                                    ($ IN MILLIONS)
                                         ASSETS
INVESTMENTS:
  Fixed maturity securities available-for-sale, at fair
     value..................................................  $ 3,037.0       $ 3,132.0
  Equity securities available-for-sale, at fair value.......      453.8           457.2
  Mortgage loans on real estate.............................    1,149.6           988.3
  Policy loans..............................................       63.7            61.1
  Real estate to be disposed of.............................      322.6           312.9
  Real estate held for investment...........................      142.8           321.3
  Other invested assets.....................................       43.4            40.7
                                                              ---------       ---------
                                                                5,212.9         5,313.5
Cash and cash equivalents...................................      288.8           270.2
Accrued investment income...................................       70.5            68.9
Amounts due from reinsurers.................................      479.9           475.9
Deferred policy acquisition costs...........................      500.0           439.7
Other assets................................................      384.7           325.6
Assets transferred in Group Pension Transaction (Note 4)....    5,337.1         5,751.8
Separate account assets.....................................    6,372.4         6,090.3
Closed Block assets (Note 6)................................    6,125.6         6,161.2
                                                              ---------       ---------
          Total assets......................................  $24,771.9       $24,897.1
                                                              =========       =========
                          LIABILITIES AND SHAREHOLDERS' EQUITY
Future policy benefits......................................  $   956.8       $   960.0
Policyholders' account balances.............................    1,974.6         1,991.7
Other policyholders' liabilities............................       96.3           104.8
Amounts due to reinsurers...................................       93.8            93.4
Accounts payable and other liabilities......................      496.8           518.3
Short-term debt.............................................       97.1              --
Long-term debt..............................................      255.5           375.4
Current federal income taxes payable........................      137.5            79.1
Liabilities transferred in Group Pension Transaction (Note
  4)........................................................    5,334.2         5,678.5
Separate account liabilities................................    6,358.4         6,078.1
Closed Block liabilities (Note 6)...........................    7,249.1         7,290.7
                                                              ---------       ---------
          Total liabilities.................................   23,050.1        23,170.0
Commitments and contingencies (Note 5)
Common stock, $1.00 par value; 2 million shares authorized,
  issued and outstanding....................................        2.0             2.0
Capital in excess of par....................................    1,564.1         1,564.1
Retained earnings...........................................      115.5             8.6
Accumulated other comprehensive income......................       40.2           152.4
                                                              ---------       ---------
          Total shareholders' equity........................    1,721.8         1,727.1
                                                              ---------       ---------
          Total liabilities and shareholders' equity........  $24,771.9       $24,897.1
                                                              =========       =========

  See accompanying notes to unaudited interim condensed consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
         UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME
            FOR THE THREE-MONTH PERIODS ENDED JUNE 30, 1999 AND 1998

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
REVENUES:
Premiums....................................................  $ 20.9    $177.4
Universal life and investment-type product policy fees......    52.5      37.7
Net investment income.......................................   102.6     175.5
Net realized gains on investment............................    41.7     100.1
Group Pension Profits (Note 4)..............................    12.0      13.1
Other income................................................    49.7      43.3
Contribution from the Closed Block (Note 6).................    11.4        --
                                                              ------    ------
                                                               290.8     547.1
                                                              ------    ------

BENEFITS AND EXPENSES:
Benefits to policyholders...................................    33.5     193.2
Interest credited to policyholders' account balances........    26.4      28.4
Amortization of deferred policy acquisition costs...........    15.4      37.9
Dividends to policyholders..................................     0.7      53.8
Other operating costs and expenses..........................   122.7     117.6
                                                              ------    ------
                                                               198.7     430.9
                                                              ------    ------
Income before income taxes and extraordinary item...........    92.1     116.2
Income tax expense..........................................    30.8      41.5
                                                              ------    ------
Income before extraordinary item............................    61.3      74.7
                                                              ------    ------
Extraordinary item -- demutualization expenses, net.........      --       4.6
                                                              ------    ------
Net income..................................................    61.3      70.1
                                                              ------    ------
Other comprehensive (loss)/income, net......................   (57.1)     10.6
                                                              ------    ------
Comprehensive income........................................  $  4.2    $ 80.7
                                                              ======    ======

  See accompanying notes to unaudited interim condensed consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
         UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME
             FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 1999 AND 1998

                                                               1999        1998
                                                              -------    --------
                                                                ($ IN MILLIONS)
REVENUES:
Premiums....................................................  $  44.2    $  353.8
Universal life and investment-type product policy fees......     97.9        74.3
Net investment income.......................................    196.8       357.7
Net realized gains on investment............................     70.6       157.6
Group Pension Profits (Note 4)..............................     26.3        22.7
Other income................................................     91.7        78.4
Contribution from the Closed Block (Note 6).................     21.9          --
                                                              -------    --------
                                                                549.4     1,044.5
                                                              -------    --------

BENEFITS AND EXPENSES:
Benefits to policyholders...................................     73.4       379.7
Interest credited to policyholders' account balances........     54.3        58.7
Amortization of deferred policy acquisition costs...........     32.2        70.8
Dividends to policyholders..................................      0.7       108.4
Other operating costs and expenses..........................    226.5       227.0
                                                              -------    --------
                                                                387.1       844.6
                                                              -------    --------
Income before income taxes and extraordinary item...........    162.3       199.9
Income tax expense..........................................     55.4        71.8
                                                              -------    --------
Income before extraordinary item............................    106.9       128.1
                                                              -------    --------
Extraordinary item -- demutualization expenses, net.........       --         9.7
                                                              -------    --------
Net income..................................................    106.9       118.4
                                                              -------    --------
Other comprehensive (loss)/income, net......................   (112.2)        9.9
                                                              -------    --------
Comprehensive (loss)/income.................................  $  (5.3)   $  128.3
                                                              =======    ========

  See accompanying notes to unaudited interim condensed consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENT
                       OF CHANGES IN SHAREHOLDERS' EQUITY
                  FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999

                                                                         ACCUMULATED
                                                CAPITAL                     OTHER            TOTAL
                                     COMMON    IN EXCESS    RETAINED    COMPREHENSIVE    SHAREHOLDER'S
                                     STOCK      OF PAR      EARNINGS       INCOME           EQUITY
                                     ------    ---------    --------    -------------    -------------
                                                                 ($ IN MILLIONS)
Balance, December 31, 1998.........   $2.0     $1,564.1      $  8.6        $152.4          $1,727.1
Comprehensive loss
  Net income.......................                           106.9                           106.9
  Other comprehensive loss:
     Unrealized gains on
       investments, net of
       unrealized losses,
       reclassification
       adjustments, and taxes......                                        (112.2)           (112.2)
                                                                                           --------
Comprehensive loss.................                                                            (5.3)
                                      ----     --------      ------        ------          --------
Balance, June 30, 1999.............   $2.0     $1,564.1      $115.5        $ 40.2          $1,721.8
                                      ====     ========      ======        ======          ========

  See accompanying notes to unaudited interim condensed consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
       UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 1999 AND 1998

                                                               1999      1998
                                                              -------   -------
                                                               ($ IN MILLIONS)
NET CASH PROVIDED BY OPERATING ACTIVITIES...................  $  74.5   $  91.6
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayment of:
  Fixed maturity securities.................................    344.7     533.9
  Equity securities.........................................    126.9     100.5
  Mortgage loans on real estate.............................     74.9     152.0
  Real estate...............................................    169.4     424.9
  Other invested assets.....................................      4.1      45.5
Acquisitions of investments:
  Fixed maturity securities.................................   (381.6)   (826.5)
  Equity securities.........................................    (68.4)   (104.6)
  Mortgage loans on real estate.............................   (231.5)   (171.9)
  Real estate...............................................    (15.2)    (19.1)
  Other invested assets.....................................     (2.4)     (0.4)
  Policy loans, net.........................................    (22.5)     (5.4)
  Other, net................................................     (0.6)     57.0
  Property, plant and equipment, net........................    (27.6)     (4.0)
                                                              -------   -------
Net cash (used in)/provided by investing activities.........    (29.8)    181.9

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of debt..........................................    (29.8)     (1.8)
Receipts from annuity and universal life policies credited
  to policyholders' account balances........................    831.7     655.3
Return of policyholders' account balances on annuity and
  universal life policies...................................   (828.0)   (748.0)
Dividends paid to shareholders..............................       --        --
Payments to eligible policyholders..........................       --        --
                                                              -------   -------
Net cash used in financing activities.......................    (26.1)    (94.5)
                                                              -------   -------
Net increase in cash and cash equivalents...................     18.6     179.0
Cash and cash equivalents, beginning of period..............    270.2     313.4
                                                              -------   -------
Cash and cash equivalents, end of period....................  $ 288.8   $ 492.4
                                                              =======   =======

  See accompanying notes to unaudited interim condensed consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

1.  ORGANIZATION AND DESCRIPTION OF BUSINESS:

     On November 16, 1998, pursuant to its Plan of Reorganization (the "Plan") which was approved by the New York Superintendent of Insurance on the same day (the "Plan Effective Date"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company (the "Demutualization") and became a wholly owned subsidiary of The MONY Group Inc., (the "MONY Group"), a Delaware corporation organized on June 24, 1997 for the purpose of becoming the parent holding company of MONY. The MONY Group has no other operations or subsidiaries. In connection with the Plan, MONY established a closed block to fund the guaranteed benefits and dividends of certain participating insurance policies, and eligible policyholders received cash, policy credits, or shares of common stock of the MONY Group in exchange for their membership interests in MONY. Also, on November 16, 1998, the MONY Group consummated an initial public offering (the "Offerings") of approximately 12.9 million shares of its common stock and MONY changed its name to MONY Life Insurance Company (MONY Life Insurance Company and its subsidiaries are hereafter referred to as "MONY Life" or the "Company"). The shares of common stock issued in the Offerings are in addition to approximately
34.3 million shares of common stock of the MONY Group distributed to the aforementioned policyholders.

     The Company is primarily engaged in the business of providing a wide range of life insurance, annuity, and investment products to higher income individuals, particularly family builders, pre-retirees, and small business owners. The Company distributes its products primarily through its career agency sales force. The Company primarily sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico.

     On December 31, 1998, MONY Life acquired Sagamore Financial Corporation ("Sagamore"), the parent company of U.S. Financial Life Insurance Company ("USFL") for a purchase price of $48 million. USFL is a special-risk carrier based in Ohio, which distributes its products in 41 states through brokerage general agencies.

2.  BASIS OF PRESENTATION:

     The accompanying unaudited interim condensed consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management these statements include all normal recurring adjustments necessary to present fairly the financial position, results of operations and cash flows of the Company for the periods presented. These statements should be read in conjunction with the consolidated financial statements of the Company for the year ended December 31, 1998. The results of operations for the three-month and six-month periods ended June 30, 1999 are not necessarily indicative of the results to be expected for the full year. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

3.  SEGMENT INFORMATION:

     The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

     Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's accumulation products segment, since substantially all the mutual funds sold by the Company are offered through, and in conjunction with, the products marketed by the accumulation products segment. Accordingly, for management purposes (including, performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its accumulation products segment.

     Of the aforementioned segments, only the protection products segment and the accumulation products segment qualify as reportable segments in accordance with FASB Statement No. 131. All of the Company's other segments are combined and reported in an other products segment.

     Products comprising the protection products segment primarily include a wide range of individual life insurance products, including; permanent and last survivor whole life, term life, universal life, variable universal life, group life, and group universal life. In addition, included in the protection products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits (see Note 4), (ii) the Closed Block assets and liabilities, as well as the Contribution from the Closed Block which is reflected in "Other Income" in the table below (see Note 6), and
(iii) the Company's disability income insurance business. Products comprising the accumulation products segment primarily include fixed annuities, non-participating interest sensitive products (including single premium deferred annuities, flexible premium deferred annuities, immediate annuities, and flexible premium variable annuities), proprietary mutual funds, investment management services, and certain other financial services products. The Company's other products segment primarily consists of the securities broker-dealer operation, the insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company's proprietary investment products and, in addition, provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's field agency force with access to life, annuity, and small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (see Note 4).

     Set forth in the table below is certain financial information with respect to the Company's operating segments as of June 30, 1999 and December 31, 1998 and for the three-month and six-month periods ended June 30, 1999 and 1998, as well as amounts not allocated to the segments. The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes. The Company does not allocate certain nonrecurring items to the segments (e.g. items of an unusual or infrequent nature). In addition, all segment revenues are from external customers.

     Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment. In addition, capital is allocated to each segment in amounts sufficient to maintain a targeted regulatory risk-based capital ("RBC") level for each segment. Allocations of net investment income and net realized gains on investments were primarily based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the protection products segment.

     Amounts reported as "unallocated amounts" in the table below primarily relate to contracts issued by MONY Life relating to its employee benefit plans.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

                     SEGMENT SUMMARY FINANCIAL INFORMATION

                                                             FOR THE THREE-MONTH    FOR THE SIX-MONTH
                                                                    PERIOD               PERIOD
                                                                ENDED JUNE 30,       ENDED JUNE 30,
                                                             --------------------   -----------------
                                                              1999         1998      1999      1998
                                                             -------      -------   -------   -------
                                                                           ($ IN MILLIONS)
PREMIUMS:
Protection Products(1).....................................  $ 18.8       $173.4    $ 39.3    $343.8
Accumulation Products......................................     0.4          1.3       0.8       1.8
Other Products.............................................     1.7          2.7       4.1       8.2
                                                             ------       ------    ------    ------
                                                             $ 20.9       $177.4    $ 44.2    $353.8
                                                             ======       ======    ======    ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Protection Products........................................  $ 33.8       $ 20.8    $ 61.6    $ 41.8
Accumulation Products......................................    18.8         16.6      36.0      31.6
Other Products.............................................    (0.1)         0.3       0.3       0.9
                                                             ------       ------    ------    ------
                                                             $ 52.5       $ 37.7    $ 97.9    $ 74.3
                                                             ======       ======    ======    ======
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Protection Products(2).....................................  $ 96.0       $212.4    $178.0    $397.0
Accumulation Products......................................    32.6         41.6      61.5      77.8
Other Products.............................................    17.0         20.4      27.9      38.9
Unallocated amounts........................................    (1.3)         1.2        --       1.6
                                                             ------       ------    ------    ------
                                                             $144.3       $275.6    $267.4    $515.3
                                                             ======       ======    ======    ======
OTHER INCOME:
Protection Products(3)(9)..................................  $ 27.2       $ 16.1    $ 55.3    $ 31.2
Accumulation Products......................................    23.1         19.3      44.0      34.6
Other Products.............................................    21.7         19.6      38.5      32.4
Unallocated amounts........................................     1.1          1.4       2.1       2.9
                                                             ------       ------    ------    ------
                                                             $ 73.1       $ 56.4    $139.9    $101.1
                                                             ======       ======    ======    ======
AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS:
Protection Products(13)....................................  $  8.2       $ 29.3    $ 17.3    $ 55.4
Accumulation Products......................................     7.2          8.6      14.9      15.4
                                                             ------       ------    ------    ------
                                                             $ 15.4       $ 37.9    $ 32.2    $ 70.8
                                                             ======       ======    ======    ======
BENEFITS TO POLICYHOLDERS:(4)
Protection Products........................................  $ 33.6       $186.8    $ 73.7    $370.5
Accumulation Products......................................    19.0         20.5      37.3      40.6
Other Products.............................................     7.3         10.2      14.4      22.6
Unallocated amounts........................................      --          4.1       2.3       4.7
                                                             ------       ------    ------    ------
                                                             $ 59.9       $221.6    $127.7    $438.4
                                                             ======       ======    ======    ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

                                                             FOR THE THREE-MONTH    FOR THE SIX-MONTH
                                                                    PERIOD               PERIOD
                                                                ENDED JUNE 30,       ENDED JUNE 30,
                                                             --------------------   -----------------
                                                              1999         1998      1999      1998
                                                             -------      -------   -------   -------
                                                                           ($ IN MILLIONS)
DIVIDENDS TO POLICYHOLDERS:
Protection Products........................................  $ (0.1)      $ 52.9    $ (0.8)   $106.8
Accumulation Products......................................     0.5          0.4       0.9       0.9
Other Products.............................................     0.3          0.5       0.6       0.7
                                                             ------       ------    ------    ------
                                                             $  0.7       $ 53.8    $  0.7    $108.4
                                                             ======       ======    ======    ======
OTHER OPERATING COSTS AND EXPENSES:
Protection Products........................................  $ 70.7       $ 71.0    $130.8    $144.4
Accumulation Products......................................    27.8         20.3      51.2      38.9
Other Products.............................................    24.2         26.3      44.5      43.7
                                                             ------       ------    ------    ------
                                                             $122.7       $117.6    $226.5    $227.0
                                                             ======       ======    ======    ======
INCOME BEFORE INCOME TAXES:
Protection Products........................................  $ 63.4       $ 82.7    $113.2    $136.7
Accumulation Products......................................    20.4         29.0      38.0      50.0
Other Products.............................................     8.5          6.0      11.3      13.4
Unallocated amounts........................................    (0.2)        (1.5)     (0.2)     (0.2)
                                                             ------       ------    ------    ------
                                                             $ 92.1       $116.2    $162.3    $199.9
                                                             ======       ======    ======    ======

                                                                AS OF        AS OF
                                                              JUNE 30,    DECEMBER 31,
                                                                1999          1998
                                                              ---------   ------------
ASSETS:(7)
Protection Products(5)(10)..................................  $16,142.7    $16,578.7
Accumulation Products.......................................    6,243.8      6,171.3
Other Products..............................................    1,233.5      1,256.2
Unallocated amounts.........................................    1,151.9        890.9
                                                              ---------    ---------
                                                              $24,771.9    $24,897.1
                                                              =========    =========
DEFERRED POLICY ACQUISITION COSTS:
Protection Products(11).....................................  $ 1,009.4    $   857.6
Accumulation Products.......................................      149.3        136.7
                                                              ---------    ---------
                                                              $ 1,158.7    $   994.3
                                                              =========    =========
POLICYHOLDERS' LIABILITIES:
Protection Products(6)(12)..................................  $10,189.0    $10,267.0
Accumulation Products.......................................    1,287.4      1,318.6
Other Products..............................................      442.8        455.6
Unallocated amounts.........................................       15.4         17.4
                                                              ---------    ---------
                                                              $11,934.6    $12,058.6
                                                              =========    =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

                                                                AS OF        AS OF
                                                              JUNE 30,    DECEMBER 31,
                                                                1999          1998
                                                              ---------   ------------
SEPARATE ACCOUNT LIABILITIES:(7)
Protection Products(8)......................................  $ 3,891.1    $ 4,056.8
Accumulation Products.......................................    4,582.7      4,452.6
Other Products..............................................      644.7        621.9
Unallocated amounts.........................................      819.1        776.4
                                                              ---------    ---------
                                                              $ 9,937.6    $ 9,907.7
                                                              =========    =========

---------------
 (1) Excludes $158.0 million and $304.4 million of revenues in individual life related to the Closed Block for the three-month and six-month period ended June 30, 1999, respectively.

 (2) Excludes net investment income and net realized capital gains on investments in individual life related to the Closed Block of $94.3 million and $191.9 million for the three-month and six-month period ended June 30, 1999, respectively.

 (3) Includes Group Pension Profits of $12.0 million and $13.1 million for the three-month period ended June 30, 1999 and 1998, respectively, and $26.3 million and $22.7 million for the six-month period ended June 30, 1999 and 1998, respectively.

 (4) Includes interest credited to policyholders' account balances. Excludes $169.2 million and $318.4 million of benefits and interest credited to policyholders' account balances in individual life in the Closed Block for the three-month and six-month period ended June 30, 1999, respectively.

 (5) Includes assets transferred in the Group Pension Transaction of $5,337.1 million and $5,751.8 million as of June 30, 1999 and December 31, 1998, respectively.

 (6) Includes policyholder liabilities transferred in the Group Pension Transaction of $1,732.0 million and $1,824.9 million as of June 30, 1999 and December 31, 1998, respectively.

 (7) Each segment includes separate account assets in an amount equal to the corresponding liability reported.

 (8) Includes separate account liabilities transferred in the Group Pension Transaction of $3,579.2 million and $3,829.6 million as of June 30, 1999 and December 31, 1998 respectively.

 (9) Includes $11.4 million and $21.9 relating to the Contribution from the Closed Block for the three-month and six-month period ended June 30, 1999, respectively.

(10) Includes Closed Block assets of $6,125.6 million and $6,161.2 million as of June 30, 1999 and December 31, 1998, respectively (see Note 6).

(11) Includes deferred policy acquisition costs allocated to the Closed Block of $658.7 million and $554.6 million as of June 30, 1999 and December 31, 1998, respectively (see Note 6).

(12) Includes Closed Block policyholders' liabilities of $7,174.9 million and $7,177.1 million as of June 30, 1998 and December 31, 1998, respectively (see Note 6)

(13) Excludes $17.2 million and $35.1 million of amortization of deferred policy acquisition costs related to the Closed Block for the three-month and six-month period ended June 30, 1999.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

     The following is a summary of premiums and universal life and investment-type product policy fees by product for the three-month and six-month periods ended June 30, 1999 and 1998, respectively.

                                                               THREE-MONTH       SIX-MONTH
                                                                  PERIOD           PERIOD
                                                              ENDED JUNE 30,   ENDED JUNE 30,
                                                              --------------   --------------
                                                              1999     1998    1999     1998
                                                              -----   ------   -----   ------
                                                                      ($ IN MILLIONS)
PREMIUMS:
Individual life(1)..........................................  $18.6   $173.4   $39.0   $343.1
Disability income insurance.................................    0.2       --     0.3      0.7
Group insurance.............................................    2.0      2.8     4.7      5.7
Other.......................................................    0.1      1.2     0.2      4.3
                                                              -----   ------   -----   ------
          Total.............................................  $20.9   $177.4   $44.2   $353.8
                                                              =====   ======   =====   ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Universal life..............................................  $19.1   $ 11.2   $36.7   $ 23.1
Variable universal life.....................................   11.0      7.1    18.7     13.5
Group universal life........................................    3.7      2.5     6.2      5.2
Individual variable annuities...............................   18.7     16.3    35.7     31.2
Individual fixed annuities..................................     --      0.6     0.6      1.3
                                                              -----   ------   -----   ------
          Total.............................................  $52.5   $ 37.7   $97.9   $ 74.3
                                                              =====   ======   =====   ======

---------------
(1) Excludes revenues from individual life in the Closed Block of $158.0 million and $304.4 million for the three-month and six-month periods ended June 30, 1999.

     Substantially all of the Company's revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10 percent of total consolidated revenues.

4.  THE GROUP PENSION TRANSACTION:

     On December 31, 1993 (the "Group Pension Transaction Date"), MONY entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which MONY transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuities, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

     The transferred group pension business consisted of approximately $6.4 billion in group pension assets and liabilities, which were comprised of approximately $2.8 billion of general account assets and liabilities, and $3.6 billion of separate account assets and liabilities. The transfer was initially structured in the form of indemnity reinsurance, however, the Agreement contemplated that the transfer would be restructured in the form of assumption reinsurance as soon as practicable following the consent of contractholders to

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

assumption of their contracts. Substantially all of the contractholders consented to the assumption of their contracts by AUSA.

     In addition, pursuant to the Agreement, MONY agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the "Notes"). The Series A Notes pay interest at 6.44% per annum and the Series B Notes pay interest at 6.24% per annum. Both the Series A Notes and the Series B Notes mature on December 31, 2002. MONY's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

     MONY retained all the profits resulting from the $6.4 billion of deposits on contracts in force and transferred to AEGON on the Group Pension Transaction Date (the "Existing Deposits"). As consideration for the transaction, MONY remunerated AEGON by transferring to AUSA (i) the intangible value associated with MONY's group pension franchise, including established customer relationships, (ii) rights to substantially all the profits associated with any new deposits made after the Group Pension Transaction Date on the contracts which were in force and transferred by MONY to AUSA on the Group Pension Transaction Date, and (iii) rights to substantially all the profits on any new business generated subsequent to the Group Pension Transaction Date.

     In accordance with GAAP, the transaction did not constitute a sale because MONY retained substantially all the risks and rewards associated with the Existing Deposits. Accordingly, the Company continues to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction". In addition, MONY reports in its GAAP earnings the profits from the Existing Deposits as discussed below.

     Pursuant to the Agreement, MONY receives from AUSA (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Group Pension Transaction Date. However, the level of new business growth necessary for MONY to receive the New Business Growth Payment make it unlikely that MONY will ever receive any such payment.

     With respect to the Group Pension Payments, the annual results from the Existing Deposits are measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which is substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities are only recognized when such securities are designated with a National Association of Insurance Commissioners ("NAIC") rating of "6", and (ii) no impairment losses are recognized on mortgage loans until such loans are disposed of or at the time, and in the calculation, of the Final Value Payment.

     Earnings which emerge from the Existing Deposits pursuant to the application of the Earnings Formula are recorded in MONY's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arise from the application of the Earnings Formula for any annual period will be reflected in MONY's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which MONY is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

     Operating losses reported in any annual period pursuant to the Earnings Formula are carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

deficit remaining at December 31, 2002 will be deducted from the Final Value Payment and New Business Growth Payment, if any, due to MONY. If a deficit still remains, it will be applied (as provided for in the Agreement) as an offset against the principal payment due to MONY upon maturity of the Series A Notes.

     The following tables set forth certain summarized financial information relating to the Group Pension Transaction as of and for the periods indicated, including information regarding: (i) the general account assets transferred to support the Existing Deposits in the Group Pension Transaction (hereafter referred to as the "AEGON Portfolio"), (ii) the transferred separate account assets and liabilities and (iii) the components of revenue and expense comprising the Group Pension Profits:

                                                               AS OF        AS OF
                                                              JUNE 30,   DECEMBER 31,
                                                                1999         1998
                                                              --------   ------------
                                                                  ($ IN MILLIONS)
ASSETS:
  General Account
     Fixed maturity securities: available for sale, at
      estimated fair value (amortized cost: $1,539.9 and
      $1,564.6, respectively)...............................  $1,546.4     $1,620.2
     Mortgage loans on real estate..........................     134.3        214.8
     Real estate held for investment........................      34.8         37.9
     Cash and cash equivalents..............................      15.8         21.7
     Accrued investment income..............................      26.6         27.6
                                                              --------     --------
     Total general account assets...........................   1,757.9      1,922.2
  Separate account assets...................................   3,579.2      3,829.6
                                                              --------     --------
          Total assets......................................  $5,337.1     $5,751.8
                                                              ========     ========
LIABILITIES:
  General Account(1)
     Policyholders' account balances........................  $1,732.0     $1,824.9
     Other liabilities......................................      23.0         24.0
                                                              --------     --------
          Total general account liabilities.................   1,755.0      1,848.9
  Separate account liabilities(2)...........................   3,579.2      3,829.6
                                                              --------     --------
          Total liabilities.................................  $5,334.2     $5,678.5
                                                              ========     ========

---------------
(1) Includes general account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $117.3 million and $121.7 million as of June 30, 1999 and December 31, 1998, respectively.

(2) Includes separate account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $34.0 million and $33.3 million as of June 30, 1999 and December 31, 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 FOR THE         FOR THE
                                                               THREE-MONTH      SIX-MONTH
                                                              PERIOD ENDED    PERIOD ENDED
                                                                JUNE 30,        JUNE 30,
                                                              -------------   -------------
                                                              1999    1998    1999    1998
                                                              -----   -----   -----   -----
                                                                     ($ IN MILLIONS)
REVENUES:
Product policy fees.........................................  $ 6.0   $ 6.0   $12.1   $11.1
Net investment income.......................................   32.5    42.5    66.6    80.6
Net realized gains (losses) on investments..................    1.0    (1.9)    4.3    (2.4)
                                                              -----   -----   -----   -----
          Total revenues....................................   39.5    46.6    83.0    89.3
BENEFITS AND EXPENSES:
Interest credited to policyholders' account balances........   23.0    27.6    45.5    55.7
Other operating costs and expenses..........................    4.5     5.9    11.2    10.9
                                                              -----   -----   -----   -----
          Total benefits and expenses.......................   27.5    33.5    56.7    66.6
                                                              -----   -----   -----   -----
          Group Pension Profits.............................  $12.0   $13.1   $26.3   $22.7
                                                              =====   =====   =====   =====

5.  COMMITMENTS AND CONTINGENCIES:

     In late 1995 and thereafter, a number of purported class actions were commenced in various state and federal courts against the Company alleging that the Company engaged in deceptive sales practices in connection with the sale of whole and/or universal life insurance policies from the early 1980s to the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e. breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and/or violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases (including the Goshen case discussed below) seek primary equitable relief (e.g. reformation, specific performance, mandatory injunctive relief prohibiting the Company from canceling policies for failure to make required premium payments, imposition of a constructive trust and/or creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they seek compensatory damages in unspecified amounts. The Company has answered the complaints in each action (except for one action being voluntarily held in abeyance), has denied any wrongdoing, and has asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified the Goshen case, being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Company and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions (with one exception discussed below) have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, or are being voluntarily held in abeyance pending the outcome of the Goshen case. The Massachusetts District Court in the Multidistrict Litigation has entered an order essentially holding all of the federal cases in abeyance pending the action of the Goshen case.

     On October 21, 1997, the New York State Supreme Court granted the Company's motion for summary judgment and dismissed all claims filed in the Goshen case against the Company on the merits. On March 18, 1999 the order by the New York State Supreme Court was affirmed by the New York State Appellate Division, First Department. On June 8, 1999, plaintiffs obtained leave from the New York

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

State Court of Appeals to appeal the Appellate Division decision. Briefs were filed in October 1999, and oral argument before the Court of Appeals will take place on October 14, 1999. All actions before the United States District Court for the District of Massachusetts are still pending.

     In addition, on or about February 25, 1999, a purported class action was filed against MONY Life Insurance Company of America ("MLOA"), a subsidiary of MONY Life in Kentucky state court covering policyholders who purchased individual universal life insurance policies from MLOA after January 1, 1988 claiming breach of contract and violations of the Kentucky Consumer Protection Act. On March 26, 1999, MLOA removed that action to the United States District Court for the Eastern District of Kentucky and on August 11, 1999, obtained an order from the Judicial Panel on Multidistrict Litigation transferring the action to the Multidistrict Litigation in the District of Massachusetts.

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings in connection with its businesses. The claimants in certain of these actions and proceedings seek damages of unspecified amounts.

     With respect to all of the other aforementioned pending litigation, the Company recorded a provision, which is reflected in Other Operating Costs and Expenses, of $0.4 million and $11.3 million during the six-month period ended June 30, 1999 and 1998, respectively. While the outcome of such matters cannot be predicted with certainty, in the opinion of management, any additional liability beyond that recorded in the consolidated financial statements at June 30, 1999, resulting from the resolution of these matters will not have a material adverse effect on the Company's consolidated financial position or results of operations.

     Insurance companies are subject to assessments up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the consolidated financial position and the results of operations of the Company.

     The Company maintains two lines of credit with domestic banks aggregating $150.0 million, with scheduled renewal dates in September 1999 and September 2003. In accordance with certain covenants under these lines of credit, the Company is required to maintain a certain statutory tangible net worth and debt to capitalization ratio. The purpose of these facilities is to provide additional liquidity for any unanticipated short term cash needs the Company might experience and also to serve as support for the Company's $250 million commercial paper program which was activated in the second quarter of 1999. The Company has complied with all covenants under these lines of credit, has not borrowed against these lines of credit since their inception and does not have any commercial paper outstanding as of June 30, 1999.

     At June 30, 1999, the Company had commitments to issue $23.9 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 7.13% to 8.25%. In addition, the Company had commitments to issue $95.2 million of fixed rate commercial mortgage loans with interest rates ranging from 7.00% to 8.09%. The Company also had commitments outstanding to purchase $86.1 million of private fixed maturity securities as of June 30, 1999 with interest rates ranging from 7.26% to 9.32%. At June 30, 1999, the Company had commitments to contribute capital to its equity partnership investments of $112.9 million.

6.  CLOSED BLOCK:

     On November 16, 1998, the Company established a closed block (the "Closed Block") of certain participating insurance policies as defined in the Plan (the "Closed Block Business"). In conjunction therewith, the Company allocated assets to the Closed Block expected to produce cash flows which, together with anticipated revenues from the Closed Block Business, are reasonably expected to be

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

sufficient to support the Closed Block Business, including but not limited to, provision for payment of claims and surrender benefits, certain expenses and taxes, and for continuation of current payable dividend scales in effect at the date of Demutualization, assuming the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The assets allocated to the Closed Block and the aforementioned revenues inure solely to the benefit of the owners of policies included in the Closed Block.

     The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements at their historical carrying values. The carrying values of the assets allocated to the Closed Block are less than the carrying value of the Closed Block liabilities at the Plan Effective Date. The excess of the Closed Block liabilities over the Closed Block assets at the Plan Effective Date represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

     In determining the amount of assets to be allocated to the Closed Block, management made certain estimates and assumptions regarding the expected cash flows from the Closed Block assets and the Closed Block Business, including estimates and assumptions regarding investment cash flows, mortality, persistency, and expenses which are to be funded in the Closed Block. The estimated net cash flows assumed in determining the Closed Block funding consisted of premiums from policies included in the Closed Block, investment income from Closed Block assets, proceeds from maturities and dispositions of Closed Block assets, less benefits paid on Closed Block policies, certain expenses (including taxes) funded in the Closed Block, and dividends on Closed Block policies based on current payable dividend scales. To the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Conversely, to the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Accordingly, the recognition of the aforementioned estimated future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the aggregate actual experience of the Closed Block assets and the Closed Block Business subsequent to the Plan Effective Date, except in the unlikely event that the Closed Block assets and the actual experience of the Closed Block Business subsequent to the Plan Effective Date are not sufficient to pay the guaranteed benefits on the Closed Block Policies, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

     The results of the Closed Block are presented as a single line item in the Company's statements of income entitled, "Contribution from the Closed Block". Prior to the establishment of the Closed Block the results of the assets and policies comprising the Closed Block were reported in various line items in the Company's income statements, including: premiums, investment income, net realized gains and losses on investments, benefits, amortization of deferred policy acquisition costs, etc. In addition, all assets and liabilities allocated to the Closed Block will be reported in the Company's balance sheet separately under the captions "Closed Block assets" and "Closed Block liabilities", respectively. Accordingly, certain line items in the Company's financial statements subsequent to the establishment of the Closed Block reflect material reductions in reported amounts, as compared to years prior to the establishment of the Closed Block, while having no effect on net income.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

     The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company's statement of operations, outside of the Contribution from the Closed Block, consistent with how they are funded. Such expenses are reported in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of operations. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

     The following tables set forth certain summarized financial information relating to the Closed Block, as of and for the periods indicated, and reflect certain adjustments made to revise estimates made in connection with the establishment of the Closed Block which resulted in a net increase to the Closed Block deficit:

                                                              JUNE 30,   DECEMBER 31,
                                                                1999         1998
                                                              --------   ------------
                                                                  ($ IN MILLIONS)
ASSETS:
Fixed maturity securities:
  Available for sale, at estimated fair value (amortized
     cost; $3,492.8 and $3,423.0, respectively).............  $3,474.8     $3,574.0
Mortgage loans on real estate...............................     458.4        431.7
Policy loans................................................   1,205.5      1,208.4
Real estate held for investment.............................      21.2           --
Cash and cash equivalents...................................      73.6        134.4
Premiums receivable.........................................      10.6         16.8
Deferred policy acquisition costs...........................     658.7        554.6
Other assets................................................     222.8        241.3
                                                              --------     --------
          Total Closed Block assets.........................  $6,125.6     $6,161.2
                                                              ========     ========
LIABILITIES:
Future policy benefits......................................  $6,718.6     $6,715.6
Policyholders' account balances.............................     295.2        298.0
Other policyholders' liabilities............................     161.1        163.5
Other liabilities...........................................      74.2        113.6
                                                              --------     --------
          Total Closed Block liabilities....................  $7,249.1     $7,290.7
                                                              ========     ========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

                                                                FOR THE        FOR THE
                                                              THREE MONTH     SIX MONTH
                                                              PERIOD ENDED   PERIOD ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  1999           1999
                                                              ------------   ------------
                                                                    ($ IN MILLIONS)
REVENUES:
Premiums....................................................     $158.0         $304.4
Investment-type product fees................................         --             --
Net investment income and net realized gains on
  investments...............................................       94.3          191.9
Other income................................................        0.3            0.7
                                                                 ------         ------
          Total revenues....................................      252.6          497.0
                                                                 ------         ------
BENEFITS AND EXPENSES:
Benefits to policyholders...................................      167.0          314.0
Interest credited to policyholders' account balances........        2.2            4.4
Amortization of deferred policy acquisition costs...........       17.2           35.1
Dividends to policyholders..................................       52.8          116.4
Other operating costs and expenses..........................        2.0            5.2
                                                                 ------         ------
          Total benefits and expenses.......................      241.2          475.1
                                                                 ------         ------
Contribution from Closed Block..............................     $ 11.4         $ 21.9
                                                                 ======         ======

     At June 30, 1999 and December 31, 1998, there were no adjustments in the value of fixed maturity securities in the Closed Block deemed to be other than temporary or fixed maturity securities which have been non-income producing for the twelve months preceding such dates. At June 30, 1999 and December 31, 1998, the carrying value of mortgage loans in the Closed Block that were non-income producing for the twelve months preceding such date, were $2.0 million and $0.5 million, respectively.

7. EARLY RETIREMENT PROGRAM

     On June 30, 1999, the Company announced a voluntary early retirement program for approximately 500 eligible employees, of which approximately 300 employees elected to participate. The program is part of an overall company-wide realignment of staff and resources, which may also include the elimination and/or shifting of certain job functions and the addition of employees with new skill sets. The Company will take a one-time restructuring charge of $57 million, pretax, in the third quarter of 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, changes in shareholder's equity and cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company and Subsidiaries (the "Company"), formerly known as The Mutual Life Insurance Company of New York and subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     As discussed in Note 4 to the consolidated financial statements, the Company adopted in 1996, Statements of Financial Accounting Standards No. 120 (SFAS 120) and Financial Accounting Standards Board Interpretation No. 40 (FIN
40) which required implementation of several accounting pronouncements not previously adopted. The effects of adopting SFAS 120 and FIN 40 were retroactively applied to the Company's previously issued financial statements, consistent with the implementation guidance of those standards.

PricewaterhouseCoopers LLP

New York, New York
February 15, 1999, except for Note 17(b) as to which the date is March 22, 1999.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                1998         1997
                                                              ---------    ---------
                                                                 ($ IN MILLIONS)
                                       ASSETS
Investments:
  Fixed maturity securities available-for-sale, at fair
     value..................................................  $ 3,132.0    $ 5,950.1
  Equity securities available-for-sale at fair value........      457.2        337.8
  Mortgage loans on real estate (Note 12)...................      988.3      1,430.1
  Policy loans..............................................       61.1      1,247.2
  Real estate to be disposed of (Note 12)...................      312.9        621.2
  Real estate held for investment (Note 12).................      321.3        495.9
  Other invested assets.....................................       40.7         68.6
                                                              ---------    ---------
                                                                5,313.5     10,150.9
                                                              ---------    ---------
Cash and cash equivalents...................................      270.2        313.4
Accrued investment income...................................       68.9        182.8
Amounts due from reinsurers.................................      475.9        574.5
Premiums receivable.........................................        9.1         21.6
Deferred policy acquisition costs...........................      439.7      1,007.1
Other assets................................................      316.5        243.0
Assets transferred in Group Pension Transaction (Note 9)....    5,751.8      5,714.9
Separate account assets.....................................    6,090.3      5,403.1
Closed Block assets (Note 19)...............................    6,161.2           --
                                                              ---------    ---------
          Total assets......................................  $24,897.1    $23,611.3
                                                              =========    =========
                        LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits......................................  $   960.0    $ 7,469.4
Policyholders' account balances.............................    1,991.7      2,352.8
Other policyholders' liabilities............................      104.8        238.5
Amounts due to reinsurers...................................       93.4        104.3
Accounts payable and other liabilities......................      518.3        539.0
Debt (Note 15)..............................................      375.4        423.6
Current federal income taxes payable........................       79.1        120.5
Deferred federal income taxes (Note 7)......................         --         11.5
Liabilities transferred in Group Pension Transaction (Note
  9)........................................................    5,678.5      5,638.7
Separate account liabilities................................    6,078.1      5,392.4
Closed Block liabilities (Note 19)..........................    7,290.7           --
                                                              ---------    ---------
          Total liabilities.................................   23,170.0     22,290.7
Commitments and contingencies (Notes 8, 17)
Common stock, $1.00 par value; 2 million shares authorized,
  issued and outstanding....................................        2.0           --
Capital in excess of par....................................    1,564.1           --
Retained earnings...........................................        8.6      1,202.5
Accumulated other comprehensive income......................      152.4        118.1
                                                              ---------    ---------
          Total shareholder's equity........................    1,727.1      1,320.6
                                                              ---------    ---------
          Total liabilities and shareholder's equity........  $24,897.1    $23,611.3
                                                              =========    =========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                                                         1998
                                                                                      PRO FORMA*
                                                    1998        1997        1996      (UNAUDITED)
                                                  --------    --------    --------    -----------
                                                                  ($ IN MILLIONS)
REVENUES:
Premiums........................................  $  621.7    $  838.6    $  859.8     $   77.9
Universal life and investment-type product
  policy fees...................................     151.6       127.3       100.9        151.6
Net investment income (Note 10).................     688.3       733.0       751.6        361.1
Net realized gains on investments (Note 10).....     168.7        72.1        75.9        160.9
Group Pension Profits...........................      56.8        60.0        59.5         56.8
Other income....................................     162.6       145.4       117.3        161.3
Contribution from the Closed Block..............       5.7                                 52.2
                                                  --------    --------    --------     --------
                                                   1,855.4     1,976.4     1,965.0      1,021.8
                                                  --------    --------    --------     --------

BENEFITS AND EXPENSES:
Benefits to policyholders.......................     679.8       840.1       872.2        124.4
Interest credited to policyholders' account
  balances......................................     112.7       125.9       146.9        105.0
Amortization of deferred policy acquisition
  costs.........................................     122.0       181.2       158.2         52.2
Dividends to policyholders......................     195.8       224.3       231.4          3.3
Other operating costs and expenses..............     451.7       417.2       455.8        443.5
                                                  --------    --------    --------     --------
                                                   1,562.0     1,788.7     1,864.5        728.4
                                                  --------    --------    --------     --------
Income before income taxes and extraordinary
  item..........................................     293.4       187.7       100.5        293.4
Income tax expense..............................     102.7        57.3        44.0        102.7
                                                  --------    --------    --------     --------
Income before extraordinary item................     190.7       130.4        56.5        190.7
                                                  --------    --------    --------     --------
Extraordinary item -- demutualization expenses,
  net (Note 4)..................................      27.2        13.3          --           --
                                                  --------    --------    --------     --------
Net income......................................     163.5       117.1        56.5     $  190.7
                                                  --------    --------    --------     ========
Other comprehensive income, net (Note 10).......      34.3        33.0       (59.9)
                                                  --------    --------    --------
Comprehensive income............................  $  197.8    $  150.1    $   (3.4)
                                                  ========    ========    ========

---------------
* The pro forma information gives effect to the transactions referred to in Notes 1 and 21.

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                                        ACCUMULATED
                                              CAPITAL                      OTHER            TOTAL
                                   COMMON    IN EXCESS    RETAINED     COMPREHENSIVE    SHAREHOLDER'S
                                   STOCK      OF PAR      EARNINGS        INCOME           EQUITY
                                   ------    ---------    ---------    -------------    -------------
                                                            ($ IN MILLIONS)
Balance, December 31, 1995.......   $        $            $ 1,028.9       $145.0          $1,173.9
Comprehensive income:
  Net income.....................                              56.5                           56.5
  Other comprehensive income:
     Unrealized losses on
       investments, net of
       unrealized gains,
       reclassification
       adjustments, and taxes
       (Note 10).................                                          (59.9)            (59.9)
                                    ----     --------     ---------       ------          --------
Comprehensive income.............                                                             (3.4)
                                                                                          --------
Balance, December 31, 1996.......                           1,085.4         85.1           1,170.5
Comprehensive income:
  Net income.....................                             117.1                          117.1
  Other comprehensive income:
     Unrealized gains on
       investments, net of
       unrealized losses,
       reclassification
       adjustments, and taxes
       (Note 10).................                                           35.9              35.9
     Minimum pension liability
       adjustment................                                           (2.9)             (2.9)
                                                                          ------          --------
  Other comprehensive income:....                                           33.0              33.0
                                    ----     --------     ---------       ------          --------
Comprehensive income.............                                                            150.1
                                                                                          --------
Balance, December 31, 1997.......                           1,202.5        118.1           1,320.6
Demutualization Transaction......             1,344.2      (1,357.4)                         (13.2)
Contribution from MONY Group.....    2.0        219.9                                        221.9
Comprehensive income:
  Net income before
     demutualization.............                             154.9                          154.9
  Net income after
     demutualization.............                               8.6                            8.6
                                    ----     --------     ---------       ------          --------
     Net income for the year.....                             163.5                          163.5
  Other comprehensive income:
     Unrealized losses on
       investments, net of
       unrealized gains,
       reclassification
       adjustments, and taxes
       (Note 10).................                                           31.4              31.4
     Minimum pension liability
       adjustment................                                            2.9               2.9
                                                                          ------          --------
  Other comprehensive income:....                                           34.3              34.3
                                    ----     --------     ---------       ------          --------
Comprehensive income.............                                                            197.8
                                                                                          --------
Balance, December 31, 1998.......   $2.0     $1,564.1     $     8.6       $152.4          $1,727.1
                                    ====     ========     =========       ======          ========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                              1998         1997         1996
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES (SEE NOTE 4):
Net income................................................  $   163.5    $   117.1    $    56.5
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances....      110.6        122.3        141.2
  Universal life and investment-type product policy fee
     income...............................................     (123.6)      (112.9)       (98.4)
  Capitalization of deferred policy acquisition costs.....     (124.5)      (141.0)      (145.3)
  Amortization of deferred policy acquisition costs.......      122.0        181.2        158.2
  Provision for depreciation and amortization.............       41.4         55.0         53.8
  Provision for deferred federal income taxes.............       11.4        (50.2)       (32.6)
  Net realized gains on investments.......................     (168.7)       (72.1)       (75.9)
  Non-cash distributions from investments.................      (35.1)       (31.1)       (56.1)
  Change in other assets and accounts payable and other
     liabilities..........................................      (32.7)      (177.5)        57.0
  Change in future policy benefits........................      136.2        206.9        191.7
  Change in other policyholders' liabilities..............       32.9        (17.4)        21.4
  Change in current federal income taxes payable..........      (14.9)       (11.2)        63.3
  Initial cash transferred to the Closed Block............      (46.9)          --           --
  Contribution from the Closed block......................       (5.7)          --           --
                                                            ---------    ---------    ---------
Net cash provided by operating activities.................       65.9         69.1        334.8
                                                            ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayments of:
  Fixed maturities........................................      887.3        952.0        690.1
  Equity securities.......................................      177.4        246.7        170.7
  Mortgage loans on real estate...........................      424.4        334.4        353.6
  Real estate.............................................      578.3        430.8        442.4
  Other invested assets...................................       46.0          5.0         13.3
Acquisitions of investments:
  Fixed maturities........................................   (1,479.7)    (1,336.2)    (1,200.8)
  Equity securities.......................................     (230.5)      (211.5)      (119.7)
  Mortgage loans on real estate...........................     (422.4)      (183.1)      (166.8)
  Real estate.............................................      (39.5)       (52.7)       (63.6)
  Other invested assets...................................       (2.1)        (1.7)        (1.6)
  Policy loans, net.......................................      (17.8)       (15.9)       (12.7)
  Other, net..............................................        8.8         10.1          0.1
  Property & equipment, net...............................      (30.9)       (35.8)        (3.9)
  Acquisition of subsidiaries, net of cash acquired.......      (46.0)          --           --
                                                            ---------    ---------    ---------
Net cash provided by investing activities.................  $  (146.7)   $   142.1    $   101.1
                                                            ---------    ---------    ---------

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                              1998         1997         1996
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of debt..........................................         --        115.0           --
Repayments of debt........................................      (61.3)      (126.0)      (174.1)
Receipts from annuity and universal life policies credited
  to policyholders' account balances......................    1,254.0      1,226.4      1,204.9
Return of policyholders' account balances on annuity
  policies and universal life policies....................   (1,377.0)    (1,435.2)    (1,584.1)
Other.....................................................         --          6.6          6.7
Contribution from MONY Group (Note 4).....................      221.9           --           --
                                                            ---------    ---------    ---------
Net cash provided by/(used in) financing activities.......       37.6       (213.2)      (546.6)
                                                            ---------    ---------    ---------
Net decrease in cash and cash equivalents.................      (43.2)        (2.0)      (110.7)
Cash and cash equivalents, beginning of year..............      313.4        315.4        426.1
                                                            ---------    ---------    ---------
Cash and cash equivalents, end of year....................  $   270.2    $   313.4    $   315.4
                                                            =========    =========    =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Income taxes..............................................  $    97.4    $   114.6    $    13.6
Interest..................................................  $    20.3    $    20.8    $    36.8

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION AND DESCRIPTION OF BUSINESS:

     On November 16, 1998, pursuant to its Plan of Reorganization (the "Plan") which was approved by the New York Superintendent of Insurance on the same day (the "Plan Effective Date"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company (the "Demutualization") and became a wholly owned subsidiary of The MONY Group Inc., (the "MONY Group" or the "Holding Company"), a Delaware corporation organized on June 24, 1997 for the purpose of becoming the parent holding company of MONY. The MONY Group has no other operations or subsidiaries. In connection with the Plan, MONY established a closed block, as more fully discussed in Note 3, to fund the guaranteed benefits and dividends of certain participating insurance policies, and eligible policyholders received cash, policy credits, or shares of common stock of the MONY Group in exchange for their membership interests in MONY (see Note 4). Also on November 16, 1998, the MONY Group consummated an initial public offering (the "Offerings") of approximately 12.9 million shares of its common stock (see Note 4) and MONY changed its name to MONY Life Insurance Company (MONY Life Insurance Company and its subsidiaries are hereafter collectively referred to as "MONY Life" or "the Company"). The shares of common stock issued in the Offerings are in addition to approximately 34.3 million shares of common stock of the MONY Group distributed to the aforementioned eligible policyholders. The Plan and the Offerings are hereafter collectively referred to as the "Transaction".

     The Company is primarily engaged in the business of providing a wide range of life insurance, annuity, and investment products to higher income individuals, particularly family builders, pre-retirees, and small business owners. The Company distributes its products primarily through its career agency sales force. The Company primarily sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico.

     On December 31, 1998, MONY Life acquired Sagamore Financial Corporation, the parent company of U.S. Financial Life Insurance Company ("USFL") for a purchase price of $48 million. USFL is a special-risk carrier based in Ohio, which distributes its products in 41 states through brokerage general agencies. The acquisition was accounted for as a purchase. In conjunction therewith, MONY Life recorded $18.8 million of goodwill which will be amortized over 20 years.

2.  INVESTMENT AGREEMENT:

     On December 30, 1997, affiliates of Goldman, Sachs & Co. (the "Investors"), one of the underwriters for the Offerings, entered into an investment agreement with MONY (the "Investment Agreement"), pursuant to which: (i) The Investors purchased, for $115.0 million (the "Consideration"), Surplus Notes issued by MONY (the "MONY Notes") with an aggregate principal amount equal to the Consideration (see Note 15), and (ii) the Investor purchased, for $10.0 million, warrants (the "Warrants") to purchase from the Holding Company (after giving effect to the initial public offering) in the aggregate 7.0% of the fully diluted Common Stock as of the first date following such effectiveness on which shares of Common Stock were first issued to eligible policyholders (December 24, 1998).

3.  THE CLOSED BLOCK:

     On November 16, 1998, the Company established a closed block (the "Closed Block") of certain participating insurance policies as defined in the Plan (the "Closed Block Business"). In conjunction therewith, the Company allocated assets to the Closed Block expected to produce cash flows which, together with anticipated revenues from the Closed Block Business, are reasonably expected to be sufficient to support the Closed Block Business, including but not limited to, provision for payment of claims and surrender benefits, certain expenses and taxes, and for continuation of current payable dividend scales in effect at the date of Demutualization, assuming the experience underlying such dividend scales

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES continues, and for appropriate adjustments in such scales if the experience changes. The assets allocated to the Closed Block and the aforementioned revenues inure solely to the benefit of the owners of policies included in the Closed Block.

     The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block are less than the carrying value of the Closed Block liabilities at the Plan Effective Date. The excess of the Closed Block liabilities over the Closed Block assets at the Plan Effective Date represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

     In determining the amount of assets to be allocated to the Closed Block, management made certain estimates and assumptions regarding the expected cash flows from the Closed Block assets and the Closed Block Business, including estimates and assumptions regarding investment cash flows, mortality, persistency, and expenses which are to be funded in the Closed Block. The estimated net cash flows assumed in determining the Closed Block funding consisted of premiums from policies included in the Closed Block, investment income from Closed Block assets, proceeds from maturities and dispositions of Closed Block assets, less benefits paid on Closed Block policies, certain expenses (including taxes) funded in the Closed Block, and dividends on Closed Block policies based on current payable dividend scales. To the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Conversely, to the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Accordingly, the recognition of the aforementioned estimated future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the aggregate actual experience of the Closed Block assets and the Closed Block Business subsequent to the Plan Effective Date, except in the unlikely event that the Closed Block assets and the actual experience of the Closed Block Business subsequent to the Plan Effective Date are not sufficient to pay the guaranteed benefits on the Closed Block policies, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

     In addition, MONY Life has undertaken to reimburse the Closed Block from its general account assets outside the Closed Block for any reduction in principal payments due on the Series A Notes (which have been allocated to the Closed Block) pursuant to the terms thereof, as described in Note 9. Since the Closed Block will be funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the Closed Block Business experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, periodically the New York Insurance Department requires the filing of an independent auditor's report on the operations of the Closed Block.

     The results of the Closed Block are presented as a single line item in the Company's statements of income entitled, "Contribution from the Closed Block". Prior to the establishment of the Closed Block the

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES results of the assets and policies comprising the Closed Block were reported in various line items in the Company's income statements, including: premiums, investment income, net realized gains and losses on investments, benefits, amortization of deferred acquisition costs, etc. In addition, all assets and liabilities allocated to the Closed Block will be reported in the Company's balance sheet separately under the captions "Closed Block assets" and "Closed Block liabilities", respectively. Accordingly, certain line items in the Company's financial statements subsequent to the establishment of the Closed Block reflect material reductions in reported amounts, as compared to years prior to the establishment of the Closed Block, while having no effect on net income.

     The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company's statement of operations, outside of the Contribution from the Closed Block, consistent with how they are funded. Such expenses are reported in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of operations. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

4.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Presentation

     The accompanying consolidated financial statements have been prepared in conformity with GAAP. Prior to 1996, MONY, as a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department ("SAP"), which accounting practices were considered to be GAAP for mutual life insurance companies. As of January 1, 1996, MONY adopted Financial Accounting Standards Board ("FASB") Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation"), and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"). The Interpretation and the Standard require mutual life insurance companies to adopt all applicable authoritative GAAP pronouncements in their general purpose financial statements. Accordingly, the initial effect of applying the Interpretation and the Standard has been reported retroactively through the restatement of previously issued financial statements presented herein for comparative purposes (see Note 18). Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

     During 1997, the Company adopted SFAS No. 130, Reporting Comprehensive Income and SFAS 131, Disclosures about Segments of an Enterprise and Related Information, which were issued by the FASB in June of 1997. SFAS No. 130 established standards for reporting and display of comprehensive income and its components in general purpose financial statements. SFAS No. 131 established standards for the way that public business enterprises report information about operating segments in their annual and interim financial statements. SFAS No. 131 also established standards for disclosures about an enterprise's products and services, geographic areas, and major customers. All periods presented herein reflect the provisions of both SFAS No. 130 and SFAS 131.

     In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosure about Pension and Other Postretirements Benefits", which is effective for fiscal years beginning after December 15, 1997. SFAS 132 revises and standardizes disclosure required by SFAS 87, SFAS 88 and SFAS 106. The Company had adopted this standard for its 1998 fiscal year (see Note 6).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, and (iii) valuation allowances for mortgage loans and real estate to be disposed of, and impairment writedowns for real estate held for investment.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and those partnerships in which the Company has a majority voting interest. All significant intercompany accounts and transactions have been eliminated.

     Minority interest related to partnerships that are consolidated, which is included in Accounts Payable and Other Liabilities, amounted to $33.5 million and $48.7 million at December 31, 1998 and 1997, respectively.

  Transaction

     In connection with the Demutualization on the Plan Effective Date, eligible policyholders received, in the aggregate, approximately $20.6 million of cash, $13.2 million of policy credits and 34.3 million shares of common stock of the MONY Group in exchange for their membership interest in MONY. The demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings at the Plan Effective Date (net of aforementioned cash payments and policy credits which were charged directly to retained earnings) were reclassified to "Common stock" and "Capital in excess of par".

     Also, on the Plan Effective Date, the MONY Group consummated the Offerings. In conjunction therewith, approximately 12.9 million shares of its common stock were issued at an initial public offering price of $23.50 per share. Net proceeds from the Offerings totaled $282.5 million. Of the net proceeds, approximately $221.9 million was contributed to the Company.

     In addition, the capital of the Company includes $10.0 million relating to the Warrants issued by MONY Group(see Note 2), which as a subsidiary of the Company prior to the Plan Effective Date, was recorded in the Company's consolidated financial statements as minority interest.

  Valuation of Investments and Realized Gains and Losses

     All of the Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company's equity securities are comprised of investments in common stocks and limited partnership interests. The Company's investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company accounts for its investments in limited partnership interests in accordance with the equity method of accounting or the cost method of accounting depending upon the Company's percentage of ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company's ownership interest exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company's ownership interest exceeded 20 percent. In all other circumstances the Company accounts for its investment in limited partnership interests in accordance with the cost method. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES acquisition costs that would have occurred if such gains and losses had been realized. The cost of fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

     Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

     Real estate held for investment, as well as related improvements, is generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset (which may range from 5 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. In performing the review for recoverability, management estimates the future cash flows expected from real estate investments, including the proceeds on disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the real estate, an impairment loss is recognized. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Real estate that management intends to sell is classified as "to be disposed of ". Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

     Policy loans are carried at their unpaid principal balances.

     Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Recognition of Insurance Revenue and Related Benefits

     Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Deferred Policy Acquisition Costs ("DAC")

     The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

     For participating traditional life policies, DAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield was 7.32%, for the year 1999 with subsequent years grading down to an ultimate aggregate yield of 7.12% in year 2013. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

     For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in contract rate. The contract rate is 8% for all products. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

     DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Future Policy Benefits and Policyholders' Account Balances

     Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0 percent to
5.5 percent.

     Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately
5.7 percent, 5.8 percent, and 5.8 percent for the years ended December 31, 1998, 1997, and 1996, respectively. The weighted average interest crediting rate for investment-type products was approximately 5.6 percent for each of the years ended December 31, 1998, 1997, and 1996, respectively.

  Dividends to Policyholders

     Dividends to policyholders, which are substantially all on the Closed Block Business (see Note 3) are determined annually by the Board of Directors of MONY Life. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year.

  Participating Business

     At December 31, 1998 and 1997, participating business, substantially all of which is in the Closed Block, represented approximately 72.6% and 81.0% of the Company's life insurance in force, and 84.2% and 88.4% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 1998 and 1997, participating business, represented approximately 99.9% of life insurance premiums.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Property, Equipment, and Leasehold Improvements

     Property, equipment and leasehold improvements, which are reported in Other Assets, are stated at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Amortization of leasehold improvements is determined using the straight-line method over the lesser of the unexpired lease term or the estimated useful life of the improvement.

     Accumulated depreciation of property and equipment and amortization of leasehold improvements was $71.0 million and $58.5 million at December 31, 1998 and 1997, respectively. Related depreciation and amortization expense was $11.4 million, $8.8 million, and $5.9 million for the years ended December 31, 1998, 1997, and 1996, respectively.

  Federal Income Taxes

     The Company files a consolidated federal income tax return with its life and non-life affiliates, except Sagamore Financial Corporation and its subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  Reinsurance

     The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

     In determining whether a reinsurance contract qualifies for reinsurance accounting, SFAS No. 113 requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

     The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

  Consolidated Statements of Cash Flows -- Non-cash Transactions

     For the years ended December 31, 1998, 1997, and 1996, respectively, real estate of $5.0 million, $14.4 million, and $29.1 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned real estate acquired in satisfaction of debt of $143.2 million and $326.1 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company's partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

  Extraordinary Item -- Demutualization Expenses

     The accompanying consolidated statements of income and comprehensive income reflect extraordinary charges (net of taxes) of $27.2 million and $13.3 million for the years ended December 31, 1998 and 1997, respectively, relating to costs associated with the Demutualization.

  New Accounting Pronouncements

     In January 1998, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty fund and other insurance-related assessments and when it may recognize an asset for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. SOP 97-3 is effective for fiscal years beginning after December 15, 1998. Adoption of SOP 97-3 is not expected to have a material effect on the Company's financial condition or results of operations.

     In March 1998, the American Institute of Certified Public Accountants issued (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. SOP 98-1 is effective for fiscal years beginning after December 15, 1998. Adoption of SOP 98-1 is not expected to have a material effect on the Company's financial condition or results of operations.

     In June 1998, The FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133 is effective for fiscal years beginning after June 15, 1999. Adoption of SFAS 133 is not expected to have a material effect on the Company's financial condition or results of operations.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS:

     Policy acquisition costs deferred and amortized in 1998, 1997 and 1996 are as follows ($ in millions):

                                                                1998        1997        1996
                                                              --------    --------    --------
Balance, beginning of year..................................  $1,007.1    $1,095.2    $1,047.1
Balance transferred to the Closed Block at November 16,
  1998......................................................    (562.3)         --          --
                                                              --------    --------    --------
                                                                 444.8     1,095.2     1,047.1
                                                              --------    --------    --------
Cost deferred during the year...............................     124.7       141.0       145.3
Amortized to expense during the year........................    (122.0)     (181.2)     (158.2)
Effect on DAC from unrealized gains (losses) (see Note 4)...      (7.8)      (47.9)       61.0
                                                              --------    --------    --------
Balance, end of year........................................  $  439.7    $1,007.1    $1,095.2
                                                              ========    ========    ========

6.  PENSION PLANS AND OTHER POST-RETIREMENT BENEFITS:

  Pension Plans --

     The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. The Company did not make any contribution in the current year or prior years under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under Section 412 of IRC.

     In April 1996, the Company offered special benefits to its employees who elected by May 31, 1996, voluntary termination of employment (special termination benefits). The special termination benefits represented benefits in excess of that which would normally be due to employees electing to retire early. These excess benefits were calculated based on grants of additional years of service and age used in the benefit calculation. All of the special termination benefits relating to the Company's qualified plan, which aggregated $10.6 million, were paid from the plan's assets. All the benefits paid relating to the Company's non-qualified plan, which aggregated $3.4 million, were paid directly from the Company's assets. As a result of the aforementioned early retirement offer, the Company recorded a charge of $14.0 million in 1996 and reflected this amount in Other Operating Costs and Expenses.

     The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, private placement debt securities and bonds. At December 31, 1998 and 1997, $457.3 million and $430.3 million were invested in the MONY Pooled Accounts. Benefits of $26.3 million, $24.2 million and $30.7 million were paid by this plan for the years ended December 31, 1998, 1997, and 1996, respectively.

     The Company also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employees final average annual compensation. Pension benefits are paid from the Company's general account.

  Postretirement Benefits --

     The Company provides certain health care and life insurance for retired employees and field underwriters. The Company amortizes its unamortized postretirement transaction obligation over a period of twenty years.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                              1-PERCENTAGE-    1-PERCENTAGE-
                                                                  POINT            POINT
                                                                INCREASE         DECREASE
                                                              -------------    -------------
Effect on total of service and interest cost components.....    $ 27,328         $ (29,218)
Effect on postretirement benefit obligation.................     294,001          (328,624)

     The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company's qualified and non-qualified defined benefit pension plans and other benefits which represents the Company's postretirement benefit obligation:

                                                        PENSION BENEFITS      OTHER BENEFITS
                                                        ----------------    ------------------
                                                         1998      1997      1998       1997
                                                        ------    ------    -------    -------
                                                                   ($ IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year...............  $390.1    $348.5    $ 101.1    $  93.4
Service cost..........................................    14.4      12.9        1.3        1.0
Interest cost.........................................    26.3      27.5        6.4        6.7
Actuarial (gain)/loss.................................     2.0      33.0       (3.0)       7.4
Benefit paid..........................................   (34.5)    (31.8)      (5.8)      (7.4)
                                                        ------    ------    -------    -------
Benefit obligation at end of year.....................   398.3     390.1      100.0      101.1
                                                        ------    ------    -------    -------
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year........  $432.5    $393.4    $          $
Actual return on plan assets..........................    56.7      66.5
Employer contribution.................................     5.1       4.4        5.8        7.4
Benefits and expenses paid............................   (34.5)    (31.8)      (5.8)      (7.4)
                                                        ------    ------    -------    -------
Fair value of plan assets at end of year..............   459.8     432.5         --         --
                                                        ------    ------    -------    -------
Funded status.........................................    61.5      42.4     (100.0)    (101.1)
Unrecognized actuarial loss/(gain)....................    16.4      19.7       11.1       14.3
Unamortized transition obligation.....................   (19.8)    (27.3)      42.7       45.8
Unrecognized prior service cost.......................     9.7      10.7        0.0        0.0
                                                        ------    ------    -------    -------
Net amount recognized.................................  $ 67.8    $ 45.5    $ (46.2)   $ (41.0)
                                                        ======    ======    =======    =======
Amounts recognized in the statement of financial
  position consist of:
Prepaid benefit cost..................................  $103.0    $ 89.4    $   0.0    $   0.0
Accrued benefit liability.............................   (39.5)    (45.3)     (46.2)     (41.0)
Intangible asset......................................     1.4       4.3        0.0        0.0
Accumulated other comprehensive income................     2.9      (2.9)       0.0        0.0
                                                        ------    ------    -------    -------
Net amount recognized.................................  $ 67.8    $ 45.5    $ (46.2)   $ (41.0)
                                                        ======    ======    =======    =======

     The Company's qualified plan had assets of $459.8 million and $432.5 million as of December 31, 1998 and December 31, 1997, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $350.8 million and $311.5 million as of December 31, 1998 and $333.2 million and $306.3 million as of December 31, 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The projected benefit obligation and accumulated benefit obligation for the unfunded non-qualified defined benefit pension plan, which is unfunded, were $47.5 million and $39.5 million as of December 31, 1998, and $56.9 million and $45.3 million as of December 31, 1997, respectively.

                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              ----------------    --------------
                                                               1998      1997     1998     1997
                                                              ------    ------    -----    -----
WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31:
Discount rate...............................................   6.75%     6.75%    6.75%    6.75%
Expected return on plan assets..............................   10.0%     10.0%      --       --
Rate of compensation increase...............................    5.0%      5.0%     5.0%     5.0%

     For measurement purposes, an 11% percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998. The rate was assumed to decrease gradually to 6% percent for 2010 and remain at that level thereafter.

     Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

                                               PENSION BENEFITS             OTHER BENEFITS
                                          --------------------------    -----------------------
                                           1998      1997      1996     1998     1997     1996
                                          ------    ------    ------    -----    -----    -----
COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost............................  $ 14.4    $ 12.9    $ 13.9    $ 1.3    $ 1.0    $ 1.8
Interest cost...........................    26.3      27.5      25.1      6.4      6.7      6.4
Expected return on plan assets..........   (41.8)    (38.0)    (36.7)     0.0      0.0      0.0
Amortization of prior service cost......     1.0       1.0       1.0      0.0      0.0      0.0
Special termination benefits............     0.0       0.0      14.0      0.0      0.0      0.0
Recognized net actuarial loss...........     0.0       0.1       0.1      0.1      0.0      0.4
Amortization of transition items........    (7.5)     (7.5)     (7.5)     3.1      3.1      3.1
                                          ------    ------    ------    -----    -----    -----
Net periodic benefit cost...............  $ (7.6)   $ (4.0)   $  9.9    $10.9    $10.8    $11.7
                                          ======    ======    ======    =====    =====    =====

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. In addition, after-tax voluntary field underwriter contributions of up to 10% of earnings are allowed. At December 31, 1998 and 1997, the fair value of plan assets was $222.2 million and $211.0 million, respectively. For the years ended December 31, 1998, 1997, and 1996, the Company contributed $3.2 million, $3.3 million and $3.7 million to the plan, respectively, which amounts are reflected in Other Operating Costs and Expenses.

     The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation which equaled the accumulation benefit was $48.4 million and $42.9 million as of December 31, 1998 and 1997, respectively. The non-qualified defined contribution plan's net periodic expense was $6.6 million, $9.4 million and $7.2 million for the years ending December 31, 1998, 1997 and 1996, respectively.

     The Company also has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the Employee Excess Plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

7.  FEDERAL INCOME TAXES:

     The Company files a consolidated federal income tax return with its life and non-life affiliates, except Sagamore Financial Corporation and its subsidiaries.

     Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the Federal income tax expense (benefit) is presented below:

                                                               1998      1997      1996
                                                              ------    ------    ------
                                                                   ($ IN MILLIONS)
Federal income tax (benefit) expense:
  Current...................................................  $ 84.6    $104.1    $ 76.6
  Deferred..................................................    18.1     (46.8)    (32.6)
                                                              ------    ------    ------
          Total.............................................  $102.7    $ 57.3    $ 44.0
                                                              ======    ======    ======

     Federal income taxes reported in the consolidated statements of income are different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                               1998     1997      1996
                                                              ------    -----    ------
                                                                   ($ IN MILLIONS)
Tax at statutory rate.......................................  $102.7    $65.7    $ 35.2
Differential earnings amount................................      --     (5.8)     12.8
Dividends received deduction................................    (1.4)    (0.5)     (0.5)
Other.......................................................     1.4     (2.1)     (3.5)
                                                              ------    -----    ------
Provision for income taxes..................................  $102.7    $57.3    $ 44.0
                                                              ======    =====    ======

     The Company's federal income tax returns for years through 1991 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of deferred tax liabilities and assets at December 31, 1998 and 1997 are as follows:

                                                               1998      1997
                                                              ------    ------
                                                              ($ IN MILLIONS)
Deferred policy acquisition costs...........................  $127.9    $251.4
Fixed maturities and equity securities......................    68.2      65.8
Other (net)(1)..............................................    71.3      27.3
Nonlife subsidiaries........................................     8.3       0.0
                                                              ------    ------
Total deferred tax liabilities..............................   275.7     344.5
                                                              ------    ------
Policyholder and separate account liabilities...............   113.8     176.0
Accrued expenses............................................    70.4      55.2
Deferred compensation and benefits..........................    24.0       8.6
Policyholder dividends......................................    39.8      39.1
Real estate and mortgages...................................    29.4      54.1
                                                              ------    ------
Total deferred tax assets...................................   277.4     333.0
                                                              ------    ------
Net deferred tax asset/(liability)..........................  $  1.7    $(11.5)
                                                              ======    ======

---------------
(1) Includes $25.7 million and $20.9 million at December 31, 1998 and 1997 of deferred taxes relating to net unrealized gains on fixed maturity securities in the AEGON Portfolio (see Note 9).

     The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

8.  LEASES:

     The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases amounted to $8.6 million in 1998, $14.5 million in 1997 and $15.1 million in 1996. The future minimum rental obligations under these leases at December 31, 1998 are as follows ($ in millions):

1999........................................................    $  8.6
2000........................................................       7.3
2001........................................................       6.1
2002........................................................       7.7
2003........................................................       7.5
Later years.................................................     106.7
                                                                ------
                                                                $143.9
                                                                ======

9.  THE GROUP PENSION TRANSACTION:

     On December 31, 1993 (the "Group Pension Transaction Date"), the Company entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly owned subsidiary, AUSA Life

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

     The transferred group pension business consisted of approximately $6.4 billion in group pension assets and liabilities, which was comprised of approximately $2.8 billion of general account assets and liabilities, and $3.6 billion of separate account assets and liabilities. The transfer was initially structured in the form of indemnity reinsurance, however, the Agreement contemplated that the transfer would be restructured in the form of assumption reinsurance as soon as practicable following the consent of contractholders to assumption of their contracts. Substantially all of the contractholders consented to the assumption of their contracts by AUSA.

     In addition, pursuant to the Agreement, MONY agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the "Notes"). The Series A Notes pay interest at 6.44 percent per annum and the Series B Notes pay interest at 6.24 percent per annum. Both the Series A Notes and the Series B Notes mature on December 31, 2002. MONY's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

     The Company entered into the Group Pension Transaction due to downgrades of its financial strength ratings resulting from the deterioration of its financial position during the period from 1989 through the early 1990s. The Company's group pension business was considered to be particularly sensitive to heightened withdrawal and surrender activity due to requirements of many pension fund advisors that insurance carriers have a minimum financial strength rating consistent with a "AA" claims-paying ability rating from Standard & Poor's. In light of the downgrades and certain highly publicized failures of life insurance companies in the 1990s resulting from abnormally high withdrawal and surrender activity, management became concerned with respect to the Company's ability to sustain inordinate amounts of such activity and entered into the Group Pension Transaction to preserve the value of such business. The transaction allowed the Company to: (i) place the transferred Group Pension Business in a higher rated entity which significantly diminished the risk of adverse persistency with respect to such business, and (ii) retain all the profits resulting from the $6.4 billion of deposits on contracts in force and transferred to AEGON on the Group Pension Transaction Date (the "Existing Deposits"). As consideration for the transaction, MONY remunerated AEGON by transferring to AUSA (i) the intangible value associated with MONY's group pension franchise, including established customer relationships, (ii) rights to substantially all the profits associated with any new deposits made after the Group Pension Transaction Date on the contracts which were in force and transferred by MONY to AUSA on the Group Pension Transaction Date, and (iii) rights to substantially all the profits on any new business generated subsequent to the Group Pension Transaction Date.

     In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the Existing Deposits. Accordingly, the Company continues to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction". In addition, the Company reports in its GAAP earnings the profits from the Existing Deposits as discussed below.

     Pursuant to the Agreement, MONY receives from AUSA (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Transaction Date. However, the level of new business growth necessary for MONY to receive the New Business Growth Payment make it unlikely that MONY will ever receive any such payment.

     With respect to the Group Pension Payments, the annual results from the Existing Deposits are measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which is substantially the same as GAAP, except that; (i) asset impairments on fixed maturity securities are only recognized when such securities are designated with an NAIC rating of "6", and (ii) no impairment losses are recognized on mortgage loans until such loans are disposed of or at the time, and in the calculation, of the Final Value Payment.

     Earnings which emerge from the Existing Deposits pursuant to the application of the Earnings Formula are recorded in the Company's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arise from the application of the Earnings Formula for any annual period will be reflected in the Company's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

     Operating losses reported in any annual period pursuant to the Earnings Formula are carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 will be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remains, it will be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes.

     For the years ended December 31, 1998, 1997 and 1996, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $49.8 million, $55.7 million, and $66.7 million, respectively, and the Company recorded Group Pension Profits of $56.8 million, $60.0 million and $59.5 million, respectively. In addition, the Company earned $12.8 million, $17.7 million, and $23.0 million of interest income on the Notes during the aforementioned years. From 1994 through 1996, the Company reinvested an aggregate of $169 million of the aforementioned profits and interest in additional Series A notes (the "Additional Notes") with a face amount equal to the amount reinvested. The Additional Notes paid interest at 1% above the two-year U.S. Treasury rate in effect at the time of their issuance. All of the Additional Notes were redeemed at face value by AEGON during 1997. At December 31, 1998, the remaining Series A notes held by the Company consisted of the $150.0 million face amount of Series A Notes it acquired on December 31, 1993.

     The following sets forth certain summarized financial information relating to the Group Pension Transaction as of and for the periods indicated, including information regarding: (i) the general account assets transferred to support the Existing Deposits in the Group Pension Transaction (such assets hereafter

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES referred to as the "AEGON Portfolio"), (ii) the transferred separate account assets and liabilities, and (iii) the components of revenue and expense comprising the Group Pension Profits:

                                                               AS OF DECEMBER 31,
                                                              --------------------
                                                                1998        1997
                                                              --------    --------
                                                                ($ IN MILLIONS)
ASSETS:
  General Account
     Fixed maturities: available for sale, at estimated fair
      value (amortized cost; $1,564.6 and $1,585.4,
      respectively).........................................  $1,620.2    $1,645.0
     Mortgage loans on real estate..........................     214.8       347.9
     Real estate held for investment........................      37.9        50.4
     Cash and cash equivalents..............................      21.7        24.5
     Accrued investment income..............................      27.6        33.1
                                                              --------    --------
     Total general account assets...........................   1,922.2     2,100.9
  Separate account assets...................................   3,829.6     3,614.0
                                                              --------    --------
          Total assets......................................  $5,751.8    $5,714.9
                                                              ========    ========
LIABILITIES:
  General Account(1)
     Policyholders' account balances........................  $1,824.9    $1,991.0
     Other liabilities......................................      24.0        33.7
                                                              --------    --------
          Total general account liabilities.................   1,848.9     2,024.7
  Separate account liabilities(2)...........................   3,829.6     3,614.0
                                                              --------    --------
          Total liabilities.................................  $5,678.5    $5,638.7
                                                              ========    ========

---------------
(1) Includes general account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $121.7 million and $142.8 million as of December 31, 1998 and 1997, respectively.

(2) Includes separate account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $33.3 million and $31.1 million as of December 31, 1998 and 1997, respectively.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1998        1997        1996
                                                              --------    --------    --------
                                                                      ($ IN MILLIONS)
REVENUES:
Product policy fees.........................................   $ 23.3      $ 23.7      $ 24.7
Net investment income.......................................    154.7       169.3       192.4
Net realized gains (losses) on investments..................      7.2         7.1        (7.4)
                                                               ------      ------      ------
          Total revenues....................................    185.2       200.1       209.7
BENEFITS AND EXPENSES:
Interest credited to policyholders' account balances........    108.7       117.3       125.9
Other operating costs and expenses..........................     19.7        22.8        24.3
                                                               ------      ------      ------
          Total benefits and expenses.......................    128.4       140.1       150.2
          Group Pension Profits.............................   $ 56.8      $ 60.0      $ 59.5
                                                               ======      ======      ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Fixed Maturity Securities

     At December 31, 1998 and 1997, there were no fixed maturity securities in the AEGON Portfolio deemed to have other than temporary impairments in value. In addition, there were no fixed maturity securities at such dates which have been non-income producing for the preceding twelve months.

     At December 31, 1998 and 1997, the carrying value of problem fixed maturities (as hereafter defined -- see Note 11) held in the AEGON Portfolio was $0.0 million and $24.4 million, respectively. In addition, at such dates the carrying value of potential problem fixed maturities held in the AEGON Portfolio was $3.7 million and $7.4 million, respectively. Also, none of the fixed maturity securities held in the AEGON Portfolio at December 31, 1998 and 1997 or prior thereto had been restructured.

     The amortized cost and estimated fair value of fixed maturity securities held in the AEGON Portfolio, by contractual maturity dates, (excluding scheduled sinking funds), as of December 31, 1998 are as follows ($ in millions):

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due in one year or less.....................................  $  162.6      $  164.1
Due after one year through five years.......................     752.2         778.2
Due after five years through ten years......................     304.6         322.2
Due after ten years.........................................      37.7          38.3
                                                              --------      --------
Subtotal....................................................   1,257.1       1,302.8
Mortgage and asset backed securities........................     307.5         317.4
                                                              --------      --------
          Total.............................................  $1,564.6      $1,620.2
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     The net change in unrealized investment gains (losses) represents the only component of other comprehensive income generated by the AEGON Portfolio for the years ended December 31, 1998, 1997, 1996 and prior thereto. Following is a summary for the AEGON Portfolio of the change in unrealized investment gains (losses) (see Note 10):

                                                              1998     1997      1996
                                                              -----    -----    ------
                                                                  ($ IN MILLIONS)
CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................  $(4.0)   $(1.5)   $(41.6)
                                                              -----    -----    ------

  Mortgage Loans on Real Estate

     Mortgage loans on real estate in the AEGON Portfolio at December 31, 1998 and 1997 consist of the following ($ in millions):

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                               1998       1997
                                                              -------    -------
Mortgage loans..............................................  $230.8     $361.5
Less: valuation allowances..................................   (16.0)     (13.6)
                                                              ------     ------
Mortgage loans, net of valuation allowance..................  $214.8     $347.9
                                                              ======     ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     An analysis of the valuation allowances with respect to the AEGON Portfolio for 1998, 1997 and 1996 is as follows ($ in millions):

                                                                FOR THE YEAR ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                              1998     1997     1996
                                                              -----    -----    -----
Balance, beginning of year..................................  $13.6    $22.2    $31.8
Increase (decrease) in allowance............................    2.9     (5.1)    (8.7)
Reduction due to pay downs and pay offs.....................  ( 0.5)    (1.6)     0.0
Transfers to real estate....................................    0.0     (1.9)    (0.9)
                                                              -----    -----    -----
Balance, end of year........................................  $16.0    $13.6    $22.2
                                                              =====    =====    =====

     Impaired mortgage loans along with related valuation allowances with respect to the AEGON Portfolio at December 31, 1998 and 1997 are as follows ($ in millions):

                                                                  AS OF DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              ------    ------    ------
Investment in impaired mortgage loans (before valuation
  allowances):
  Loans that have valuation allowances......................  $ 71.1    $ 56.6    $ 92.2
  Loans that do not have valuation allowances...............     4.4      45.8      53.5
                                                              ------    ------    ------
          Subtotal..........................................    75.5     102.4     145.7
Valuation allowances........................................   (11.4)     (5.8)     (9.8)
                                                              ------    ------    ------
Impaired mortgage loans, net of valuation allowances........  $ 64.1    $ 96.6    $135.9
                                                              ======    ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans.

     During the years ended December 31, 1998, 1997, and 1996, the average recorded investment in impaired mortgage loans with respect to the AEGON Portfolio was approximately $80.4 million, $116.3 million, and $127.4 million, respectively. For the years ended December 31, 1998, 1997, and 1996 approximately $4.5 million, $6.5 million, and $13.1 million, respectively, of interest income on impaired loans with respect to the AEGON Portfolio was earned.

     At December 31, 1998 and 1997, the carrying values of mortgage loans which were non-income producing for the twelve months preceding such dates with respect to the AEGON Portfolio were $0.0 million and $21.6 million, respectively.

     At December 31, 1998 and 1997 the AEGON Portfolio held restructured mortgage loans of $59.7 million and $88.5 million, respectively. Interest income of $4.0 million, $6.6 million, and $10.4 million was recognized on restructured mortgage loans for the years ended December 31, 1998, 1997, and 1996, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $6.9 million, $9.2 million, and $11.1 million for the years ended December 31, 1998, 1997, and 1996, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the maturity distribution of mortgage loans held in the AEGON Portfolio as of December 31, 1998 ($ in millions).

                                                              DECEMBER 31, 1998
                                                              -----------------
                                                              CARRYING    % OF
                                                               VALUE      TOTAL
                                                              --------    -----
Due in one year or less.....................................   $ 64.3      29.9%
Due after one year through five years.......................    101.2      47.1
Due after five years through ten years......................     42.1      19.6
Due after ten years.........................................      7.2       3.4
                                                               ------     -----
          Total.............................................   $214.8     100.0%
                                                               ======     =====

  Real Estate

     As of December 31, 1998 and 1997, the AEGON Portfolio had real estate held for investment of $37.9 million and $50.4 million, respectively, which includes $18.2 million and $25.6 million, respectively, of impairments taken upon foreclosure of mortgage loans. Losses recorded during the years ended December 31, 1998, 1997 and 1996 related to impairments taken upon foreclosure were $0.0 million, $4.3 million, and $16.8 million, respectively.

     Real estate is net of accumulated depreciation of $2.5 million, and $1.8 million at December 31, 1998 and 1997, respectively. Depreciation expense of $1.1 million, $1.4 million, and $0.7 million, was recorded for the years ended December 31, 1998, 1997, and 1996, respectively.

     There was no real estate included in the AEGON Portfolio which was non-income producing for the twelve months preceding December 31, 1998, 1997, and 1996, respectively.

10. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES), AND OTHER COMPREHENSIVE INCOME:

     Net investment income for the years ended December 31, 1998, 1997 and 1996 was derived from the following sources ($ in millions):

                                                               1998      1997      1996
                                                              ------    ------    ------
NET INVESTMENT INCOME
Fixed maturities............................................  $418.1    $422.5    $392.4
Equity securities...........................................    53.6      53.5      54.5
Mortgage loans..............................................   118.7     137.1     159.2
Real estate.................................................    44.4      56.2      84.1
Policy loans................................................    72.5      82.2      80.2
Other investments (including cash & short-terms)............    23.1      22.4      29.3
                                                              ------    ------    ------
Total investment income.....................................   730.4     773.9     799.7
Investment expenses.........................................    42.1      40.9      48.1
                                                              ------    ------    ------
Net investment income.......................................  $688.3    $733.0    $751.6
                                                              ======    ======    ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Net realized gains (losses) on investments for the years ended December 31, 1998, 1997 and 1996 are summarized as follows ($ in millions):

                                                               1998     1997     1996
                                                              ------    -----    -----
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................  $  8.3    $ 7.3    $ 6.2
Equity securities...........................................     6.9     35.8     30.0
Mortgage loans..............................................     5.4     10.4      8.4
Real estate.................................................   127.6     20.1     20.8
Other invested assets.......................................    20.5     (1.5)    10.5
                                                              ------    -----    -----
Net realized gains on investments...........................  $168.7    $72.1    $75.9
                                                              ======    =====    =====

     Following is a summary of the change in unrealized investment gains (losses), net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 5), which are reflected in Accumulated Other Comprehensive Income for the periods presented. The net change in unrealized investment gains (losses) and the change in the Company's minimum pension liability represent the only components of other comprehensive income for the years ended December 31, 1998, 1997 and 1996 as presented below:

                                                               1998      1997      1996
                                                              ------    ------    -------
                                                                    ($ IN MILLIONS)
OTHER COMPREHENSIVE INCOME
Change in Unrealized Gains (Losses):
Fixed maturities............................................  $ 66.8    $ 98.7    $(126.7)
Equity securities...........................................    24.2       0.6       13.8
Other.......................................................    (1.8)      3.7        1.0
                                                              ------    ------    -------
Subtotal....................................................    89.2     103.0     (111.9)
AEGON Portfolio (See Note 9)................................    (4.0)     (1.5)     (41.6)
                                                              ------    ------    -------
Subtotal....................................................    85.2     101.5     (153.5)
Effect on unrealized gains (losses) on investments
  attributable to:
  DAC.......................................................    (6.7)    (47.9)      61.0
  Deferred federal income taxes.............................   (28.4)    (17.7)      32.6
Net unrealized gains and DAC transferred to the Closed
  Block.....................................................   (18.7)       --         --
                                                              ------    ------    -------
Change in unrealized gains (losses) on investments, net.....    31.4      35.9      (59.9)
Minimum pension liability adjustment (See Note 6)...........     2.9      (2.9)        --
                                                              ------    ------    -------
     Other comprehensive income.............................  $ 34.3    $ 33.0    $ (59.9)
                                                              ======    ======    =======

     The following table sets forth the reclassification adjustments required for the years ended December 31, 1998, 1997, and 1996 to avoid double-counting in comprehensive income items that are

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES included as part of net income for a period that also had been part of other comprehensive income in earlier periods ($ in millions):

                                                               1998      1997      1996
                                                              ------    ------    -------
                                                                    ($ IN MILLIONS)
RECLASSIFICATION ADJUSTMENTS
Unrealized gains (losses) on investments arising during
  period....................................................  $ 39.3    $ 53.5    $ (44.8)
Reclassification adjustment for gains included in net
  income....................................................    (7.9)    (17.6)     (15.1)
                                                              ------    ------    -------
Unrealized gains (losses) on investments, net of
  reclassification adjustments..............................  $ 31.4    $ 35.9    $ (59.9)
                                                              ======    ======    =======

     Unrealized gains (losses) on investments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $24.1 million, $8.2 million, and $(40.8) million, respectively, and $0.8 million, $(30.2) million, and $(75.5) million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

     Reclassification adjustments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $4.3 million, $9.5 million and $8.2 million, respectively, and $(7.5) million, $(17.7) million and $(14.5) million, respectively, relating to the effect of such amounts on DAC.

11.  INVESTMENTS:

  Fixed Maturity Securities Available-For-Sale:

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available for sale as of December 31, 1998 and 1997 are as follows ($ in millions):

                                                                   GROSS            GROSS            ESTIMATED
                                             AMORTIZED          UNREALIZED       UNREALIZED            FAIR
                                               COST                GAINS           LOSSES              VALUE
                                        -------------------   ---------------   -------------   -------------------
                                          1998       1997      1998     1997    1998    1997      1998       1997
                                        --------   --------   ------   ------   -----   -----   --------   --------
US Treasury securities and obligations
  of U.S government agencies..........  $   63.8   $  131.4   $  3.2   $  2.3   $ 0.0   $ 0.1   $   67.0   $  133.6
Collateralized mortgage Obligations:
  Government agency-backed............     180.2      398.9      3.3      6.6     0.0     0.3      183.5      405.2
  Non-agency backed...................      85.7      112.4      3.4      4.4     0.0     0.0       89.1      116.8
Other asset-backed securities:
  Government agency-backed............      20.0       68.1      1.0      1.3     0.0     0.3       21.0       69.1
  Non-agency backed...................     347.5      474.4     12.2     17.5     0.9     0.3      358.8      491.6
Foreign governments...................      16.6        0.0      1.2      0.0     0.6     0.0       17.2        0.0
Utilities.............................     385.2      719.1     17.2     30.6     5.1     2.2      397.3      747.5
Corporate bonds.......................   1,908.0    3,852.2     75.3    141.4     9.0    14.7    1,974.3    3,978.9
                                        --------   --------   ------   ------   -----   -----   --------   --------
         Total bonds..................   3,007.0    5,756.5    116.8    204.1    15.6    17.9    3,108.2    5,942.7
Redeemable preferred stocks...........      23.5        7.9      0.6      0.1     0.3     0.6       23.8        7.4
                                        --------   --------   ------   ------   -----   -----   --------   --------
         Total........................  $3,030.5   $5,764.4   $117.4   $204.2   $15.9   $18.5   $3,132.0   $5,950.1
                                        ========   ========   ======   ======   =====   =====   ========   ========

     The carrying value of the Company's fixed maturity securities at December 31, 1998 and 1997 is net of adjustments for impairments in value deemed to be other than temporary of $15.1 million and $7.3 million, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     There were no fixed maturity securities at December 31, 1998 and 1997, which have been non-income producing for the twelve months preceding such dates.

     The Company classifies fixed maturity securities which, (i) are in default as to principal or interest payments, or (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or
(iv) are deemed to have other than temporary impairments to value as "problem fixed maturity securities". At December 31, 1998 and 1997, the carrying value of problem fixed maturities held by the Company was $33.9 million and $30.2 million, respectively. In addition, at December 31, 1998 and 1997, the Company held $8.6 million and $0.0 million of fixed maturity securities which had been restructured. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturity securities amounted to $0.9 million and $0.0 million for the years ended December 31, 1998 and 1997, respectively. Gross interest income on these fixed maturity securities included in net investment income aggregated $1.3 million and $0.0 million for the years ended December 31, 1998 and 1997, respectively.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 1998, are as follows ($ in millions):

                                                                       1998
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due in one year or less.....................................  $  108.2      $  108.4
Due after one year through five years.......................     667.9         685.9
Due after five years through ten years......................     998.5       1,040.8
Due after ten years.........................................     622.5         644.5
                                                              --------      --------
          Subtotal..........................................   2,397.1       2,479.6
Mortgage- and asset-backed securities.......................     633.4         652.4
                                                              --------      --------
          Total.............................................  $3,030.5      $3,132.0
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of fixed maturity securities including those in the Closed Block during 1998, 1997 and 1996 were $396.9 million, $225.0 million and $197.3 million, respectively. Gross gains of $10.6 million, $5.2 million, and $4.1 million and gross losses of $2.9 million, $2.6 million, and $4.3 million were realized on these sales, respectively.

  Equity Securities

     The cost, gross unrealized gains and losses, and estimated fair value of marketable and nonmarketable equity securities at December 31, 1998 and 1997 are as follows ($ in millions):

                                                           GROSS            GROSS          ESTIMATED
                                                         UNREALIZED      UNREALIZED          FAIR
                                          COST             GAINS           LOSSES            VALUE
                                     ---------------   --------------   -------------   ---------------
                                      1998     1997     1998    1997    1998    1997     1998     1997
                                     ------   ------   ------   -----   -----   -----   ------   ------
Marketable equity securities.......  $233.6   $165.3   $ 48.7   $30.2   $ 6.7   $ 4.9   $275.6   $190.6
Nonmarketable equity securities....   128.2    101.4     65.7    53.0    12.3     7.2    181.6    147.2
                                     ------   ------   ------   -----   -----   -----   ------   ------
                                     $361.8   $266.7   $114.4   $83.2   $19.0   $12.1   $457.2   $337.8
                                     ======   ======   ======   =====   =====   =====   ======   ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Proceeds from sales of equity securities during 1998, 1997 and 1996 were $165.0 million, $234.1 million and $164.7 million, respectively. Gross gains of $24.4 million, $44.4 million, and $35.9 million and gross losses of $17.2 million, $4.7 million, and $4.5 million were realized on these sales, respectively.

12.  MORTGAGE LOANS ON REAL ESTATE AND REAL ESTATE:

     Mortgage loans on real estate at December 31, 1998 and 1997 consist of the following ($ in millions):

                                                                1998        1997
                                                              --------    --------
Commercial mortgage loans...................................  $  546.1    $  963.5
Agricultural and other loans................................     465.4       521.5
                                                              --------    --------
Total loans.................................................   1,011.5     1,485.0
Less: valuation allowances..................................    ( 23.2)      (54.9)
                                                              --------    --------
Mortgage loans, net of valuation allowances.................  $  988.3    $1,430.1
                                                              ========    ========

     An analysis of the valuation allowances for 1998, 1997 and 1996 is as follows ($ in millions):

                                                              1998     1997     1996
                                                              -----    -----    -----
Balance, beginning of year..................................  $54.9    $67.0    $79.6
Increase (decrease) in allowance............................   11.9      1.4     (4.2)
Reduction due to pay downs and pay offs.....................  (16.0)   (12.7)    (0.6)
Transfers to real estate....................................   (4.0)    (0.8)    (7.8)
Transfers to the Closed Block...............................  (23.6)      --       --
                                                              -----    -----    -----
Balance, end of year........................................  $23.2    $54.9    $67.0
                                                              =====    =====    =====

     Impaired mortgage loans along with related valuation allowances were as follows ($ in millions):

                                                               1998      1997
                                                              ------    ------
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $116.7    $199.1
Loans that do not have valuation allowances.................    29.5     167.1
                                                              ------    ------
     Subtotal...............................................   146.2     366.2
Valuation allowances........................................    10.9      32.8
                                                              ------    ------
     Impaired mortgage loans, net of valuations
      allowances............................................  $135.3    $333.4
                                                              ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     During 1998 and 1997, the average recorded investment in impaired mortgage loans was approximately $300.1 million and $349.9 million, respectively including Closed Block mortgages. During 1998, 1997, and 1996, the Company recognized $24.2 million, $28.5 million, and $33.3 million, respectively, of interest income on impaired loans. See Note 19.

     At December 31, 1998 and 1997, the carrying values of mortgage loans which were non-income producing for the twelve months preceding such dates were $12.9 million and $21.1 million, respectively.

     At December 31, 1998 and 1997, the Company had restructured mortgage loans of $110.6 million (excluding the Closed Block) and $242.7 million, respectively. Interest income of $13.0 million, $20.3 million and $19.8 million was recognized on restructured mortgage loans in 1998, 1997, and 1996,

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $18.1 million, $26.7 million, and $26.3 million in 1998, 1997 and 1996, respectively.

     The following table summarizes the Company's real estate at December 31, 1998 and 1997:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                               1998       1997
                                                              -------    -------
                                                               ($ IN MILLIONS)
Real estate to be disposed of(1)............................  $393.7     $800.2
Impairment writedowns.......................................   (50.2)     (96.3)
Valuation allowance.........................................   (30.6)     (82.7)
                                                              ------     ------
Carrying value of real estate to be disposed of.............  $312.9     $621.2
                                                              ======     ======
Real estate held for investment(2)..........................  $381.9     $533.6
Impairment writedowns.......................................   (60.6)     (37.7)
                                                              ------     ------
Carrying value of real estate held for investment...........  $321.3     $495.9
                                                              ======     ======

---------------

(1) Amounts presented as of December 31, 1998 and 1997 are net of $29.0 million and $75.0 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

(2) Amounts presented as of December 31, 1998 and 1997 are net of $26.8 million and $35.0 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

     An analysis of the valuation allowances relating to real estate classified as to be disposed of for the years ended December 31, 1998, 1997 and 1996 is as follows ($ in millions):

                                                                1998     1997     1996
                                                                -----    -----    -----
Balance, beginning of year..................................    $82.7    $46.0    $49.1
Increase due to transfers of properties to real estate to be
  disposed of during the year...............................      1.7     66.1     11.6
Increases (decreases) in valuation allowances from the end
  of the prior period on properties to be disposed of.......      5.0     (2.3)     5.2
Decrease as a result of transfers of valuation allowances to
  held for investment.......................................    (13.5)     0.0      0.0
Decrease as a result of sale................................    (45.3)   (27.1)   (19.9)
                                                                -----    -----    -----
Balance, end of year........................................    $30.6    $82.7    $46.0
                                                                =====    =====    =====

     Real estate is net of accumulated depreciation of $290.1 million and $494.4 million for 1998 and 1997, respectively, and depreciation expense recorded was $26.6 million, $45.1 million and $48.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     At December 31, 1998 and 1997, the carrying value of real estate which was non-income producing for the twelve months preceding such dates was $12.5 million and $34.5 million, respectively. Approximately 77.8% of such real estate at December 31, 1998 consisted of land and the balance consisted of vacant buildings.

     The carrying value of impaired real estate as of December 31, 1998 and 1997 was $78.4 million and $62.3 million, respectively. The depreciated cost of such real estate as of December 31, 1998 and 1997 was $189.1 million and $196.4 million before impairment writedowns of $110.7 million and $134.0 million, respectively. The aforementioned impairments occurred primarily as a result of low occupancy levels and other market related factors. Losses recorded during 1998, 1997, and 1996 related to impaired real estate

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES aggregated $5.9 million, $0.0 million, and $3.8 million, respectively, and are included as a component of net realized gains on investments.

13.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of the Company's financial instruments approximate their carrying amounts except for long-term debt as described below. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair values of the Company's investment in common stocks are determined based on quoted market prices, where available. The fair value of the Company's investments in limited partnership interests are based on amounts reported by such partnerships to the Company.

  Mortgage Loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Long-term Debt

     The fair value of long-term debt at December 31, 1998 was $419.9 million and is determined based on contractual cash flows discounted at market rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk.

  Separate Account Assets and Liabilities

     The estimated fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes surrender charges.

  Investment-Type Contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis under various reinsurance contracts. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

     The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities and reinsures approximately 50% of its block of paid-up life insurance policies.

     The following table summarizes the effect of reinsurance for the years indicated:

                                                               1998       1997      1996
                                                              -------    ------    ------
                                                                    ($ IN MILLIONS)
Direct premiums (includes $78.4, $78.1 and $78.2 of accident and health premiums for 1998, 1997, and 1996,
  respectively).............................................  $ 728.7    $871.0    $889.4
Reinsurance Assumed.........................................      5.3       6.2       8.3
Reinsurance ceded (includes $(78.2), $(3.5), and $(3.4) of
  accident and health premiums for 1998, 1997, and 1996,
  respectively).............................................   (112.3)    (38.6)    (37.9)
                                                              -------    ------    ------
Net premiums................................................  $ 621.7    $838.6    $859.8
                                                              =======    ======    ======
Universal life and investment type product policy fee income
  ceded.....................................................  $   8.9    $  8.8    $  8.5
                                                              =======    ======    ======
Policyholders' benefits ceded...............................  $ 107.3    $ 69.0    $ 44.6
                                                              =======    ======    ======
Interest credited to policyholders' account balances
  ceded.....................................................  $   6.5    $  9.9    $ 14.5
                                                              =======    ======    ======

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

     Effective December 31, 1997, the Company transferred all of its existing in force disability income insurance business to a third party reinsurer under an indemnity reinsurance contract and ceased writing new disability income insurance business. As a result of this transaction, the Company recorded a loss before tax of approximately $9.1 million for the year ended December 31, 1997.

15.  DEBT:

     The Company's debt at December 31, 1998 and 1997 consists of the following ($ in millions):

                                                               1998      1997
                                                              ------    ------
DEBT:
Surplus Notes...............................................  $231.7    $219.6
Real Estate Mortgage Encumbrances...........................    94.6     155.8
Other.......................................................    49.1      48.2
                                                              ------    ------
                                                              $375.4    $423.6
                                                              ======    ======

  Surplus Notes

     On December 31, 1997, the Company issued the MONY Notes in connection with the Investment Agreement (see Note 2). The MONY Notes have a face amount of $115.0 million, a coupon rate of interest of 9.5% per annum, and mature on December 30, 2012. Interest on the MONY Notes is payable

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES semi-annually and principal is payable at maturity. Payment of interest on the MONY Notes may only be made upon the prior approval of the New York State Superintendent of Insurance.

     On August 15, 1994, the Company issued Surplus Notes due August 15, 2024 with a face amount of $125.0 million. The notes were issued at a discount of 42.1% from the principal amount payable at maturity, resulting in net proceeds after issuance expenses of approximately $70.0 million. The amount of such original issue discount represents a yield of 11.25% per annum for the period from August 15, 1994 until August 15, 1999. Interest on the notes will not accrue until August 15, 1999; thereafter, interest on the notes is scheduled to be paid on February 15 and August 15 of each year, commencing February 15, 2000, at a rate of 11.25% per annum.

     Payment of interest on the notes may only be made upon the prior approval of the New York State Superintendent of Insurance. The Company amortizes the discount using the interest method. For the years ended December 31, 1998, 1997, and 1996, the Company recorded interest expense of $12.1 million, $10.8 million, and $9.7 million, respectively, related to these notes.

  Real Estate Mortgage Encumbrances

     The Company has mortgage loans on certain of its real estate properties. The interest rates on these loans range from 7.9% to 8.7%. Maturities range from June 2000 to July 2009. For the years ended December 31, 1998, 1997 and 1996, interest expense on such mortgage loans aggregated $9.0 million, $12.3 million, and $12.9 million, respectively.

  Other

     During 1989, the Company entered into a transaction which is accounted for as a financing arrangement involving certain real estate properties held for investment. Pursuant to the terms of the agreement, the Company effectively pledged the real estate properties as collateral for a loan of approximately $35.0 million bearing simple interest at a rate of 8% per annum. Interest is cumulative. Periodic interest payments are not required. All principal and interest are effectively due at the maturity of the obligation (March 30, 2000) which is subject to extension at the option of the creditor. However, interest may be paid periodically subject to available cash flow from the real estate properties. At December 31, 1998 and 1997, the outstanding balance of the obligation including accrued interest was $42.4 million and $41.3 million, respectively. Interest expense on the obligation of $3.1 million, $3.0 million, and $2.9 million is reflected in Other Operating Costs and Expenses on the statements of income for the years ended December 31, 1998, 1997 and 1996, respectively.

     In 1988, the Company financed one of its real estate properties under a sales/leaseback arrangement. The facility was sold for $66.0 million, $56.0 million of which was in the form of an interest bearing note receivable and $10.0 million in cash. The note is due January 1, 2009. The transaction is accounted for as a financing. Accordingly, the facility remains on the Company's books and continues to be depreciated. An obligation representing the total proceeds on the sale was recorded by the Company at the effective date of the transaction, and is reduced based on payments under the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.1 million in 1999, $7.3 million in 2000, $7.4 million in 2001, $7.6 million in 2002, $7.7 million in 2003 and $41.0 million thereafter. The Company has the option to renew the lease at the end of the lease term.

     Prior to December 31, 1997, the Company had outstanding debt which represented floating rate notes that were issued by a trust that qualified as a Real Estate Mortgage Investment Conduit (REMIC) under Section 860 of the Internal Revenue Code. For the years ended December 31, 1997 and 1996, the Company recorded interest expense of $0.8 million and $3.3 million, respectively, related to the REMIC.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

The weighted average interest rate on the notes for the years ended December 31, 1997 and 1996 was 5.9%, and 5.8%, respectively.

     Prior to December 31, 1997, the Company had outstanding Eurobond debt. For the years ended December 31, 1997 and 1996 interest expense on the Eurobonds outstanding aggregated $2.1 million and $18.3 million, respectively. The weighted average interest rate on such debt for the years ended December 31, 1997 and 1996 was 8.13%, and 8.2%, respectively.

     At December 31, 1998, aggregate maturities of long-term debt based on required principal payments for 1999 and the succeeding four years are $12.2 million, $87.0 million, $35.9 million, $0.5 million, and $0.5 million, respectively, and $247.6 million thereafter.

16.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 1998 and 1997, securities loaned by the Company under this agreement had a fair value of approximately $98.9 million and $36.4 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

  Concentration of Credit Risk:

     At December 31, 1998 and 1997, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 3.5% and 1.9%, respectively, of total cash and invested assets.

     The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 1998 are Non-Government Asset/Mortgage-Backed of $448.0 million (14.3%), Public Utilities of $412.9 million (13.2%), Consumer Goods and Services of $408.5 million (13.1%) and Other Manufacturing of $391.3 million (12.5%).

     At December 31, 1997 the industries that comprise 10% or more of the carrying value of the fixed maturity securities were Other Manufacturing of $804.9 million (13.5%), Public Utilities of $747.9 million (12.6%), Consumer Goods and Services of $614.6 million (10.3%), Non-Government Asset/Mortgage-Backed of $608.4 million (10.2%), and Government and Agencies of $607.9 million (10.2%).

     The Company holds below investment grade fixed maturity securities with a carrying value of $252.0 million at December 31, 1998. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 1997, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $304.3 million.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values (in millions) at December 31, 1998 and 1997 are as follows:

                                                               1998                 1997
                                                        ------------------    -----------------
GEOGRAPHIC REGION:
Mountain..............................................  $  392.5      24.2%   $  591.5     23.2%
West..................................................     315.8      19.5       399.2     15.7
Southeast.............................................     292.2      18.0       616.3     24.2
Northeast.............................................     261.5      16.1       494.2     19.4
Midwest...............................................     220.7      13.6       253.7     10.0
Southwest.............................................     139.8       8.6       192.3      7.5
                                                        --------    ------    --------    -----
                                                        $1,622.5     100.0%   $2,547.2    100.0%
                                                        ========    ======    ========    =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1998 are: Arizona, $235.3 million (14.5%); California $179.6 million (11.1%); New York, $140.7 million (8.7%); Georgia, $96.9 million (6.0%); Illinois, $93.0 million (5.7%); New Jersey, $93.0 million (5.7%); Texas, $91.1 million (5.6%).

     As of December 31, 1998 and 1997, the real estate and mortgage loan portfolio was also diversified as follows ($ in millions):

                                                               1998                 1997
                                                        ------------------    -----------------
PROPERTY TYPE:
Office buildings......................................  $  585.4      36.1%   $1,092.4     42.9%
Agricultural..........................................     459.7      28.4       515.0     20.2
Hotel.................................................     264.9      16.3       344.8     13.5
Retail................................................     164.1      10.1       332.1     13.0
Industrial............................................      51.0       3.1       111.4      4.4
Other.................................................      72.7       4.5        84.6      3.4
Apartment Buildings...................................      24.7       1.5        66.9      2.6
                                                        --------    ------    --------    -----
                                                        $1,622.5     100.0%   $2,547.2    100.0%
                                                        ========    ======    ========    =====

17.  COMMITMENTS AND CONTINGENCIES:

     (a) In late 1995 and thereafter, a number of purported class actions were commenced in various state and federal courts against the Company alleging that the Company engaged in deceptive sales practices in connection with the sale of whole and/or universal life insurance policies in the 1980s and 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e. breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and/or violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases (including the Goshen case discussed below) seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting the Company from canceling policies for failure to make required premium payments, imposition of a constructive trust and/or creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. The Company has answered the complaints in each action (except for one recently filed action and another being voluntarily held in abeyance), has denied any wrongdoing, and has asserted numerous affirmative defenses.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     On June 7, 1996, the New York State Supreme Court certified the Goshen case, being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Company and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions (with one exception discussed below) have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, or are being voluntarily held in abeyance pending the outcome of the Goshen case. The Massachusetts District Court in the multidistrict litigation has entered an order essentially holding all of the federal cases in abeyance pending the action of the Goshen case. On October 21, 1997, the New York State Supreme Court granted the Company's motion for summary judgment and dismissed all claims filed in the Goshen case against the Company on the merits.

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings in connection with its businesses. The claimants in certain of these actions and proceedings seek damages of unspecified amounts. During 1996, the Company paid $12.6 million to settle a number of these claims in the state of Alabama and, accordingly, recorded such amount in Other Operating Costs and Expenses for the year then ended.

     With respect to all of the other aforementioned pending litigation, the Company recorded a provision, which is reflected in Other Operating Costs and Expenses, of $10.3 million, $0.0 million, and $27.6 million during the years ended December 31, 1998, 1997 and 1996, respectively. While the outcome of such matters cannot be predicted with certainty, in the opinion of management, any additional liability beyond that recorded in the consolidated financial statements at December 31, 1998, resulting from the resolution of these matters will not have a material adverse effect on the Company's consolidated financial position or results of operations.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the consolidated financial position and the results of operations of the Company.

     The Company maintains two lines of credit with domestic banks totaling $150.0 million with scheduled renewal dates in September 1999 and September 2003. Under these lines of credit, the Company is required to maintain a certain statutory tangible net worth and debt to capitalization ratio. The Company has not borrowed against the lines of credit since their inception.

     At December 31, 1998, the Company had commitments to issue $39.2 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 6.7% to 7.7%. In addition, the Company had commitments to issue $76.4 million of fixed rate commercial mortgage loans with interest rates ranging from 7.0% to 8.1%. The Company had no commitments outstanding to purchase private fixed maturity securities as of December 31, 1998. At December 31, 1998, the Company had commitments to contribute capital to its equity partnership investment of $100.8 million.

     (b) The order, referred to above, by the New York State Supreme Court on October 21, 1997 was affirmed by the New York State Appellate Division, First Department on March 18, 1999. All actions before the United States District Court for the District of Massachusetts are still pending. In addition, on or about February 25, 1999, a purported class action was filed against MONY Life Insurance Company of America ("MLOA") in Kentucky State Court covering policyholders who purchased individual universal life insurance policies from MLOA after January 1, 1998 claiming breach of contract and violations of the

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Kentucky Consumer Protection Act. On March 26, 1999, MLOA removed that action to the United States District Court for the Eastern District of Kentucky, requested the Judicial Panel on multidistrict litigation to transfer the action to the Judicial Panel of multidistrict litigation for the District of Massachusetts and sought a stay of further proceedings in the Kentucky District Court pending a determination on multidistrict transfer. The Company intends vigorously to defend that litigation. Due to the early stage of this litigation no determination can be made as to whether the Company will incur any loss with respect to this matter.

18.  STATUTORY FINANCIAL INFORMATION AND REGULATORY RISK-BASED CAPITAL:

     Financial statements of the Company prepared in accordance with SAP for filing with the New York State Insurance Department (the "Department") differ from financial statements of the Company prepared in accordance with GAAP. The principal differences result from the following: (i) subsidiaries are generally accounted for under the equity method of accounting under SAP, whereas subsidiaries in which the Company has a majority voting interest are consolidated under GAAP; (ii) acquisition costs are charged to operations as incurred under SAP rather than being amortized over the expected life of the contracts under GAAP; (iii) certain assets designated as "non-admitted assets" are charged directly to statutory surplus under SAP but are reflected as assets under GAAP; (iv) federal income taxes are provided only on taxable income for which income taxes are currently payable under SAP, whereas under GAAP deferred income taxes are recognized; (v) an interest maintenance reserve ("IMR") and asset valuation reserve ("AVR") are computed based on specific statutory requirements and recorded under SAP, whereas under GAAP, such reserves are not recognized; (vi) surplus notes are reported in statutory surplus under SAP, whereas under GAAP, such notes are recorded as a liability; (vii) premiums for universal life and investment-type products are recognized as revenue when due under SAP, whereas under GAAP, such amounts are recorded as deposits and not included in the Company's revenues; (viii) future policy benefit reserves are based on specific statutory requirements regarding mortality and interest, without consideration of withdrawals, and are reported net of reinsurance under SAP, whereas, under GAAP, such reserves are calculated using a net level premium method based on actuarial assumptions equal to guaranteed mortality and dividend fund interest rates and are reported gross of reinsurance; (ix) investments in bonds and redeemable preferred stocks are generally carried at amortized cost under SAP, whereas under GAAP, such investments are classified as "available for sale" and reported at estimated fair value; (x) pension expense for the Company's qualified defined benefit pension plan is recognized when pension contributions are deductible for federal income tax purposes, whereas under GAAP, such expense is recognized over the service period for all eligible employees; (xi) postretirement benefits are recognized for vested employees and current retirees under SAP, whereas under GAAP, such expenses are recognized over the service period for all eligible employees; (xii) methods used for calculating real estate and mortgage loan impairments, valuation allowances, and real estate depreciation under GAAP are different from those permitted under SAP; and (xiii) certain contracts with reinsurers are accounted for as reinsurance under SAP, whereas under GAAP, such contracts are accounted for as deposits ("financial reinsurance").

     MONY Life is restricted as to the amounts it may pay as dividends to the MONY Group. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. The New York Insurance Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Set forth below are reconciliations of the Company's combined capital and surplus and the net change in capital and surplus, determined in accordance with SAP, with its equity and net income reported in accordance with GAAP as of and for each year ended December 31, 1998, 1997, and 1996, respectively.

                                                                1998        1997        1996
                                                              --------    --------    --------
                                                                      ($ IN MILLIONS)
Capital and surplus.........................................  $1,015.8    $  835.4    $  703.5
AVR.........................................................     341.8       348.6       317.7
                                                              --------    --------    --------
Capital and surplus, and AVR................................   1,357.6     1,184.0     1,021.2
Adjustments:
  Future policy benefits and policyholders' account
     balances...............................................    (254.8)     (386.5)     (356.8)
  Deferred policy acquisition costs.........................     439.7     1,007.1     1,095.2
  Valuation of investments:
     Real estate............................................    (182.1)     (343.9)     (372.7)
     Mortgage loans.........................................     (30.9)      (77.1)      (91.2)
     Fixed maturity securities..............................      55.8       154.4        39.9
     Other..................................................      25.8        12.0        12.7
  Deferred federal income taxes.............................      12.4        (6.6)      (42.6)
  Reinsurance...............................................    (106.7)     (108.7)     (141.0)
  Surplus notes.............................................    (231.7)     (219.6)      (93.8)
  Pension and postretirement benefits.......................      89.4        71.3        66.2
  Non-admitted assets.......................................      95.3        51.5        40.8
  Other, net................................................     (10.0)      (17.3)       (7.4)
Closed Block:
  Investments...............................................     123.1          --          --
  Future Policy Benefits and Policyholders' account
     balance................................................    (130.5)         --          --
  Deferred Policy Acquisition costs.........................     554.6          --          --
  Deferred Federal income taxes.............................     (61.2)         --          --
  Other.....................................................     (18.7)         --          --
                                                              --------    --------    --------
GAAP Equity.................................................  $1,727.1    $1,320.6    $1,170.5
                                                              ========    ========    ========

Net change in capital and surplus...........................  $  180.4    $  131.9    $   14.5
Change in AVR...............................................      (6.8)       30.9        32.4
                                                              --------    --------    --------
Net change in capital and surplus, and AVR..................     173.6       162.8        46.9
Adjustments:
  Future policy benefits and policyholders' account
     balances...............................................       1.2       (29.7)       (9.9)
  Reinsurance...............................................       2.0        32.3         5.3
  Deferred policy acquisition costs.........................      (6.5)      (40.2)      (12.9)
  Valuation of investments
     Real estate............................................     161.8        28.8        12.0
     Mortgage loans.........................................       8.0        14.1        15.0
     Fixed maturity securities..............................     (13.8)        8.6       (13.6)
     Other..................................................       2.8         6.3        (2.0)
  Deferred federal income taxes.............................     (13.7)       53.4        35.3
  Issuance of surplus notes.................................        --      (115.0)         --
  Amortization of discount on surplus notes.................     (12.1)      (10.8)       (9.7)
  Pension and postretirement benefits.......................      18.1         5.1        (4.1)

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                1998        1997        1996
                                                              --------    --------    --------
                                                                      ($ IN MILLIONS)
  Capital contribution......................................    (221.9)         --          --
  Policy credits............................................      13.2          --          --
  Change in non-admitted assets.............................      43.8        10.7         0.9
  Other, net................................................       7.0        (9.3)       (6.7)
                                                              --------    --------    --------
Net income..................................................  $  163.5    $  117.1    $   56.5
                                                              ========    ========    ========

     The difference between statutory basis "net income" and the "net change in capital and surplus, and AVR" reflected in the reconciliation above primarily relates to the AVR, unrealized gains (losses) on equity securities, reinsurance gains, and certain contingency provisions which for statutory reporting purposes are charged directly to surplus and are not reflected in statutory basis net income. The combined statutory net income reported by the Company for the years ended December 31, 1998, 1997, and 1996 was $9.7 million, $88.5 million, and $62.7 million, respectively.

     In March 1998, the National Association of Insurance Commissioners ("NAIC") voted to adopt its Codification of Statutory Accounting Principles project (referred to hereafter as "codification"). Codification is a modified form of statutory accounting principles that will result in changes to the current NAIC Accounting Practices and Procedures Manual applicable to insurance enterprises. Although adoption of codification by all states is not a certainty, the NAIC has recommended that all states enact codification as soon as practicable with an effective date of January 1, 2001. It is currently anticipated that codification will become an NAIC state accreditation requirement starting in 2002. In addition, the American Institute of Certified Public Accountants and the NAIC have agreed to continue to allow the use of certain permitted accounting practices when codification becomes effective in 2001. Any accounting differences from codification principles, however, must be disclosed and quantified in the footnotes to the audited financial statements. Therefore, codification will likely result in changes to what are currently considered prescribed statutory insurance accounting practices.

     Each insurance company's state of domicile imposes minimum risk-based capital requirements. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Each of the Company's insurance subsidiaries exceed the minimum risk based capital requirements.

     As part of their routine regulatory oversight, the Department recently completed an examination of MONY for each of the five years in the period ended December 31, 1996, and the Arizona State Insurance Department recently completed an examination of MONY's wholly owned life insurance subsidiary, MONY Life Insurance Company of America, for each of the three years in the period ended December 31, 1996. The reports did not cite any matter which would result in a material effect on the Company's financial condition or results of operations.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

19.  CLOSED BLOCK -- SUMMARY FINANCIAL INFORMATION

     Summarized financial information of the Closed Block as of December 31, 1998 and November 16, 1998 (date of establishment) and for the period from November 16, 1998 through December 31, 1998 is presented below:

                                                              DECEMBER 31,    NOVEMBER 16,
                                                                  1998            1998
                                                              ------------    ------------
                                                                    ($ IN MILLIONS)
ASSETS:
Fixed Maturities:
  Available for sale, at estimated fair value (amortized
     cost, $3,423.0 and $3,433.9)...........................    $3,574.0        $3,586.5
Mortgage loans on real estate...............................       431.7           464.9
Policy loans................................................     1,208.4         1,205.7
Cash and cash equivalents...................................       134.4            46.9
Premiums receivable.........................................        16.8            17.9
Deferred policy acquisition costs...........................       554.6           562.3
Other assets................................................       241.3           249.2
                                                                --------        --------
          Total Closed Block assets.........................    $6,161.2        $6,133.4
                                                                ========        ========
LIABILITIES:
Future policy benefits......................................    $6,715.6        $6,681.8
Policyholders' account balances.............................       298.0           296.4
Other policyholders' liabilities............................       163.5           171.3
Other liabilities...........................................       113.6           109.7
                                                                --------        --------
          Total Closed Block liabilities....................    $7,290.7        $7,259.2
                                                                ========        ========

                                                                 NOVEMBER 16,
                                                                 1998 THROUGH
                                                                 DECEMBER 31,
                                                                     1998
                                                                ---------------
                                                                ($ IN MILLIONS)
REVENUES:
Premiums....................................................         $100.1
Net investment income.......................................           46.6
Net realized gains (losses) on investments..................            2.4
Other Income................................................            0.6
                                                                     ------
          Total revenues....................................          149.7
                                                                     ------
BENEFITS AND EXPENSES:
Benefits to policyholders...................................          110.0
Interest credited to policyholders' account balances........            1.0
Amortization of deferred policy acquisition costs...........            9.0
Dividends to policyholders..................................           22.4
Other operating costs and expenses..........................            1.6
                                                                     ------
          Total benefits and expenses.......................         $144.0
                                                                     ------
Contribution from the Closed Block..........................         $  5.7
                                                                     ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 1998 and November 16, 1998, there were no adjustments in the value of fixed maturity securities in the Closed Block deemed to be other that temporary or fixed maturities which have been non-income producing for the twelve months preceding such date.

     At December 31, 1998 and November 16, 1998, there were no problem fixed maturities which were restructured.

     The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, (excluding scheduled sinking funds) as of December 31, 1998 are as follows ($ in millions):

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due in one year or less.....................................  $   47.0      $   47.4
Due after one year through five years.......................     868.3         887.6
Due after five years through ten years......................   1,443.4       1,524.8
Due after ten years.........................................     565.0         605.2
                                                              --------      --------
          Subtotal..........................................   2,923.7       3,065.0
Mortgage and asset backed securities........................     499.3         509.0
                                                              --------      --------
                                                              $3,423.0      $3,574.0
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Mortgage loans on real estate in the Closed Block at December 31, 1998 and November 16, 1998 consist of the following ($ in millions):

                                                              DECEMBER 31,    NOVEMBER 16,
                                                                  1998            1998
                                                              ------------    ------------
Commercial mortgage loans...................................     $382.0          $395.7
Agricultural and other loans................................       73.3            93.9
                                                                 ------          ------
          Subtotal..........................................      455.3           489.6
Less: valuation allowances..................................       23.6            24.7
                                                                 ------          ------
Mortgage loans, net of valuation allowances.................     $431.7          $464.9
                                                                 ======          ======

     An analysis of the valuation allowances for the period from November 16, 1998 through December 31, 1998 is as follows ($ in millions):

Beginning balance, November 16, 1998........................    $24.7
Increase (decrease) in allowance............................     (0.8)
Reduction due to pay downs and pay offs.....................     (0.3)
                                                                -----
Balance, December 31, 1998..................................    $23.6
                                                                =====

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Impaired mortgage loans along with related valuation allowances were as follows as of December 31, 1998 ($ in millions):

Investment in impaired mortgage loans (before valuation allowances):

Loans that have valuation allowances........................    $117.9
Loans that do not have valuation allowances.................      31.1
                                                                ------
          Subtotal..........................................     149.0
Valuation allowances........................................     (17.5)
                                                                ------
Impaired mortgage loans, net of valuation allowances........    $131.5
                                                                ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     During the period from November 16, 1998 through December 31, 1998, the Closed Block's average recorded investment in impaired mortgage loans was approximately $138.3 million and the Closed Block recognized $1.8 million of interest income on impaired loans.

     At December 31, 1998 the carrying values of mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such date was $0.5 million, respectively.

     At December 31, 1998, the Closed Block had restructured mortgage loans of $54.8 million. Interest income of $0.7 million was recognized on such loans during the period from November 16, 1998 through December 31, 1998. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $0.8 million.

20.  SEGMENT INFORMATION:

     The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

     Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's accumulation products segment, since substantially all the mutual funds sold by the Company are offered through, and in conjunction with, the products marketed by the accumulation products segment. Accordingly, for management purposes (including, performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its accumulation products segment.

     Of the aforementioned segments, only the protection products segment and the accumulation products segment qualify as reportable segments in accordance with FASB Statement No. 131. All of the Company's other segments are combined and reported in an other products segment.

     Products comprising the protection products segment primarily include a wide range of individual life insurance products, including: permanent and last survivor whole life, term life, universal life, variable universal life, group life, and group universal life. In addition, included in the protection products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Group Pension Profits (see Note 9), (ii) the Closed Block assets and liabilities, as well as the Contribution from the Closed Block, and (iii) the Company's disability income insurance business. Products comprising the accumulation products segment primarily include fixed annuities, non-participating interest sensitive products (including; single premium deferred annuities, flexible premium deferred annuities, immediate annuities, and flexible premium variable annuities), proprietary mutual funds, investment management services, and certain other financial services products. The Company's other products segment primarily consists of the securities broker-dealer operation, the insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company's proprietary investment products and, in addition, provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's field agency force with access to life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (see Note 9).

     Set forth in the table below is certain financial information with respect to the Company's operating segments as of and for each of the years ended December 31, 1998, 1997 and 1996, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g. items of an unusual or infrequent nature). The Company does not allocate certain nonrecurring items to the segments. In addition, all segment revenues are from external customers.

     Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment. In addition, capital is allocated to each segment in amounts sufficient to maintain a targeted regulatory risk-based capital ("RBC") level for each segment (see Note 18). Allocations of net investment income and net realized gains on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment (see Note 4).

     Amounts reported as "unallocated amounts" in the table below primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) expenses incurred in 1996 and 1995 relating to settlements and reserves for various lawsuits and legal disputes, including lawsuits against the Company alleging market conduct improprieties (see Note 17), and (iii) expenses incurred in 1996 in connection with special termination benefits paid to certain employees under an early retirement program (see Note 6).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     SEGMENT SUMMARY FINANCIAL INFORMATION

                                                              1998         1997         1996
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
PREMIUMS:
Protection Products.......................................  $   602.2    $   817.0    $   837.4
Accumulation Products.....................................        2.6          5.0          4.2
Other Products............................................       16.9         16.6         18.2
                                                            ---------    ---------    ---------
                                                            $   621.7    $   838.6    $   859.8
                                                            =========    =========    =========
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Protection Products.......................................  $    86.2    $    74.9    $    63.4
Accumulation Products.....................................       64.1         50.9         36.6
Other Products............................................        1.3          1.5          0.9
                                                            ---------    ---------    ---------
                                                            $   151.6    $   127.3    $   100.9
                                                            =========    =========    =========
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Protection Products.......................................  $   655.5    $   611.9    $   605.3
Accumulation Products.....................................      136.3        131.4        144.0
Other Products............................................       63.0         59.9         74.6
Unallocated amounts.......................................        2.2          1.9          3.6
                                                            ---------    ---------    ---------
                                                            $   857.0    $   805.1    $   827.5
                                                            =========    =========    =========
OTHER INCOME:
Protection Products(1)(7).................................  $    85.5    $    94.9    $    87.7
Accumulation Products.....................................       72.8         52.1         32.2
Other Products............................................       61.1         53.1         52.2
Unallocated amounts.......................................        5.7          5.3          4.7
                                                            ---------    ---------    ---------
                                                            $   225.1    $   205.4    $   176.8
                                                            =========    =========    =========
AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS:
Protection Products.......................................  $    92.4    $   146.8    $   135.0
Accumulation Products.....................................       29.6         34.4         23.2
                                                            ---------    ---------    ---------
                                                            $   122.0    $   181.2    $   158.2
                                                            =========    =========    =========
BENEFITS TO POLICYHOLDERS:(2)
Protection Products.......................................  $   663.4    $   821.1    $   854.0
Accumulation Products.....................................       79.6         92.5        102.8
Other Products............................................       41.6         45.2         54.1
Unallocated amounts.......................................        7.9          7.2          8.2
                                                            ---------    ---------    ---------
                                                            $   792.5    $   966.0    $ 1,019.1
                                                            =========    =========    =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              1998         1997         1996
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
OTHER OPERATING COSTS AND EXPENSES:
Protection Products.......................................  $   287.1    $   281.0    $   276.3
Accumulation Products.....................................       84.4         66.3         52.8
Other Products............................................       80.2         66.2         81.9
Unallocated amounts.......................................        0.0          3.7         44.8
                                                            ---------    ---------    ---------
                                                            $   451.7    $   417.2    $   455.8
                                                            =========    =========    =========
INCOME BEFORE INCOME TAXES:
Protection Products.......................................  $   193.7    $   129.0    $   101.2
Accumulation Products.....................................       80.5         44.1         35.9
Other Products............................................       19.2         18.3          8.1
Unallocated amounts.......................................        0.0         (3.7)       (44.7)
                                                            ---------    ---------    ---------
                                                            $   293.4    $   187.7    $   100.5
                                                            =========    =========    =========
ASSETS:
Protection Products(3)(8).................................  $16,578.7    $15,776.5    $15,158.5
Accumulation Products.....................................    6,171.3      5,757.9      4,747.2
Other Products............................................    1,256.2      1,234.2      1,417.1
Unallocated amounts.......................................      890.9        842.7        820.7
                                                            ---------    ---------    ---------
                                                            $24,897.1    $23,611.3    $22,143.5
                                                            =========    =========    =========
DEFERRED POLICY ACQUISITION COSTS:
Protection Products(9)....................................  $   857.6    $   874.1    $   961.8
Accumulation Products.....................................      136.7        133.0        133.4
                                                            ---------    ---------    ---------
                                                            $   994.3    $ 1,007.1    $ 1,095.2
                                                            =========    =========    =========
POLICYHOLDERS' LIABILITIES:
Protection Products(4)(10)................................  $10,267.0    $10,105.7    $ 9,996.2
Accumulation Products.....................................    1,318.6      1,416.1      1,601.7
Other Products............................................      455.6        513.4        542.4
Unallocated amounts.......................................       17.4         16.5         88.3
                                                            ---------    ---------    ---------
                                                            $12,058.6    $12,051.7    $12,228.6
                                                            =========    =========    =========
SEPARATE ACCOUNT LIABILITIES:(5)
Protection Products(6)....................................  $ 4,056.8    $ 3,720.1    $ 3,393.0
Accumulation Products.....................................    4,452.6      4,002.6      2,851.4
Other Products............................................      621.9        547.7        625.6
Unallocated amounts.......................................      776.4        736.0        650.4
                                                            ---------    ---------    ---------
                                                            $ 9,907.7    $ 9,006.4    $ 7,520.4
                                                            =========    =========    =========

---------------
 (1) Includes Group Pension Profits of $56.8 million, $60.0 million and $59.5 million for the years ended December 31, 1998, 1997 and 1996, respectively. (See Note 9).

 (2) Includes interest credited to policyholders' account balances.

 (3) Includes assets transferred in the Group Pension Transaction of $5,751.8 million, $5,714.9 million and $5,627.6 million as of December 31, 1998, 1997 and 1996, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

 (4) Includes policyholders' liabilities transferred in the Group Pension Transaction of $1,824.9 million, $1,991.0 million and $2,158.1 million as of December 31, 1998, 1997 and 1996 respectively.

 (5) Each segment includes separate account assets in an amount not less than the corresponding liability reported.

 (6) Includes separate account liabilities transferred in the Group Pension Transaction of $3,829.6 million, $3,614.0 million and $3,358.3 million as of December 31, 1998, 1997 and 1996, respectively.

 (7) Includes $5.7 million relating to the Contribution from the Closed Block for the period from November 16, 1998 through December 31, 1998 (see Note 3 and Note 19).

 (8) Includes Closed Block assets of $6,161.2 million as of December 31, 1998 (see Note 3 and Note 19).

 (9) Includes deferred policy acquisition costs allocated to the Closed Block of $554.6 million as of December 31, 1998 (see Note 3 and Note 19).

(10) Includes Closed Block policyholders' liabilities of $7,177.1 million as of December 31, 1998 (see Note 3 and Note 19).

     Substantially all of the Company's revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10 percent of total consolidated revenues.

21.  PRO FORMA INFORMATION (UNAUDITED)

     The unaudited pro forma earnings information give effect to the Transaction as if it occurred January 1, 1998. Accordingly, pro forma earnings reflects the elimination of demutualization expenses, which were assumed to have been fully incurred prior to January 1, 1998, and the elimination of the differential earnings (surplus) tax applied to mutual life insurance companies. MONY Life is no longer subject to the differential earnings (surplus) tax as a stock life insurance company.

     The unaudited pro forma information is provided for information purposes only and should not be construed to be indicative of the Company's consolidated results of operation had the Transaction been consummated on the date assumed, and does not in any way represents a projection or forecast of the Company's consolidated results of operations as of any date for any future period.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The pro forma revenue and expenses of the Closed Block for the year ended December 31, 1998, based on certain estimates and assumption that management believes are reasonable, as if The Closed Block had been established on January 1, 1998, are summarized below:

Premiums....................................................    $  643.9
Net Investment income.......................................       373.8
Net realized gain on investment.............................        10.2
Other income................................................         1.9
                                                                --------
  Total Revenue.............................................     1,029.8
                                                                --------
Benefits to policyholders...................................       665.4
Interest credited to policyholders' account balances........         8.7
Amortization of deferred policy acquisition costs...........        78.8
Dividends to policyholders..................................       214.9
Other operating cost and expenses...........................         9.8
                                                                --------
  Total Benefits and Expenses...............................       977.6
                                                                --------
     Contribution from the Closed Block.....................    $   52.2
                                                                ========

                                   APPENDIX A

                          DEATH BENEFIT PERCENTAGE FOR
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                        ATTAINED AGE                          APPLICABLE PERCENTAGE
                        ------------                          ---------------------
40 and Under................................................           250%
41..........................................................           243
42..........................................................           236
43..........................................................           229
44..........................................................           222
45..........................................................           215
46..........................................................           209
47..........................................................           203
48..........................................................           197
49..........................................................           191
50..........................................................           185
51..........................................................           178
52..........................................................           171
53..........................................................           164
54..........................................................           157
55..........................................................           150
56..........................................................           146
57..........................................................           142
58..........................................................           138
59..........................................................           134
60..........................................................           130
61..........................................................           128
62..........................................................           126
63..........................................................           124
64..........................................................           122
65..........................................................           120
66..........................................................           119
67..........................................................           118
68..........................................................           117
69..........................................................           116
70..........................................................           115
71..........................................................           113
72..........................................................           111
73..........................................................           109
74..........................................................           107
75-90.......................................................           105
91..........................................................           104
92..........................................................           103
93..........................................................           102
94-100......................................................           101

                                   APPENDIX B

                  MONTHLY PER $1,000 SPECIFIED AMOUNT FACTORS

                           PREFERRED NONSMOKER                                   PREFERRED SMOKER
              ---------------------------------------------        ---------------------------------------------
                            SPECIFIED AMOUNT                                     SPECIFIED AMOUNT
 ISSUE AGE    ---------------------------------------------        ---------------------------------------------
 OF YOUNGER     100,000-        500,000-        1 MILLION            100,000-        500,000-        1 MILLION
  INSURED        499,999         999,999        AND OVER              499,999         999,999        AND OVER
------------  -------------   -------------   -------------        -------------   -------------   -------------
     18         0.050           0.050           0.040                0.060           0.050           0.040
----------------------------------------------------------------------------------------------------------------
     20         0.050           0.050           0.040                0.060           0.050           0.040
     25         0.060           0.050           0.040                0.060           0.050           0.050
----------------------------------------------------------------------------------------------------------------
     30         0.060           0.050           0.050                0.070           0.060           0.050
     35         0.070           0.060           0.050                0.070           0.060           0.060
----------------------------------------------------------------------------------------------------------------
     40         0.060           0.070           0.060                0.060           0.070           0.060
     45         0.090           0.080           0.070                0.090           0.090           0.080
----------------------------------------------------------------------------------------------------------------
     50         0.110           0.100           0.090                0.120           0.110           0.100
     55         0.140           0.130           0.110                0.140           0.130           0.120
----------------------------------------------------------------------------------------------------------------
     60         0.170           0.160           0.140                0.180           0.170           0.150
     65         0.220           0.210           0.180                0.230           0.220           0.190
----------------------------------------------------------------------------------------------------------------
     70         0.270           0.270           0.240                0.270           0.270           0.250
     75         0.310           0.300           0.280                0.310           0.300           0.280
----------------------------------------------------------------------------------------------------------------
     80         0.360           0.350           0.340                0.360           0.350           0.340
     85         0.360           0.350           0.340                0.360           0.350           0.340

                           STANDARD NONSMOKER                                     STANDARD SMOKER
              ---------------------------------------------        ---------------------------------------------
                            SPECIFIED AMOUNT                                     SPECIFIED AMOUNT
 ISSUE AGE    ---------------------------------------------        ---------------------------------------------
 OF YOUNGER     100,000-        500,000-        1 MILLION            100,000-        500,000-        1 MILLION
  INSURED        499,999         999,999        AND OVER              499,999         999,999        AND OVER
------------  -------------   -------------   -------------        -------------   -------------   -------------
     18         0.060           0.050           0.040                0.060           0.050           0.040
----------------------------------------------------------------------------------------------------------------
     20         0.060           0.050           0.040                0.060           0.050           0.040
     25         0.060           0.060           0.050                0.060           0.050           0.050
----------------------------------------------------------------------------------------------------------------
     30         0.070           0.060           0.050                0.070           0.060           0.050
     35         0.070           0.060           0.060                0.070           0.060           0.060
----------------------------------------------------------------------------------------------------------------
     40         0.080           0.070           0.060                0.080           0.070           0.060
     45         0.090           0.090           0.080                0.090           0.080           0.080
----------------------------------------------------------------------------------------------------------------
     50         0.120           0.110           0.100                0.120           0.110           0.100
     55         0.140           0.140           0.120                0.150           0.140           0.130
----------------------------------------------------------------------------------------------------------------
     60         0.180           0.170           0.150                0.190           0.180           0.160
     65         0.230           0.220           0.190                0.250           0.240           0.210
----------------------------------------------------------------------------------------------------------------
     70         0.270           0.270           0.250                0.300           0.290           0.260
     75         0.310           0.300           0.280                0.310           0.310           0.300
----------------------------------------------------------------------------------------------------------------
     80         0.360           0.350           0.340                0.370           0.360           0.350
     85         0.360           0.350           0.340                0.370           0.360           0.350

              Factors for interim ages are available upon request.

                                   APPENDIX C

                         GUARANTEED DEATH BENEFIT RIDER
                 MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH
              BENEFIT RIDER WITH TEN YEAR/AGE 70 GUARANTEE PERIOD

                                                                MONTHLY GUARANTEE
                                                                     PREMIUM
                                                                -----------------
Specified Amount = $200,000
Male age 45 Preferred Nonsmoker, Female age 45 Preferred
  Nonsmoker,
  Death Benefit Option 1....................................         $112.00
Male age 45 Standard Smoker, Female age 45 Standard Smoker,
  Death Benefit Option 1....................................         $162.83
Male age 45 Preferred Nonsmoker, Female age 45 Preferred
  Nonsmoker,
  Death Benefit Option 2....................................         $112.00
Male age 35 Preferred Nonsmoker, Female age 35 Preferred
  Nonsmoker,
  Death Benefit Option 1....................................         $ 64.60
Male age 55 Preferred Nonsmoker, Female age 55 Preferred
  Nonsmoker,
  Death Benefit Option 1....................................         $193.51

                                   APPENDIX D

                ILLUSTRATIONS OF DEATH PROCEEDS, FUND VALUES AND
                        CASH VALUES, AND PREMIUM OUTLAYS

     The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Fund Values and Cash Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

The Policies illustrated include the following:

                                                                       DEATH
                                                                      BENEFIT   SPECIFIED
SEX   AGE    UNDERWRITING CLASS    SEX    AGE    UNDERWRITING CLASS   OPTION     AMOUNT
---   ---    ------------------    ---    ---    ------------------   -------   ---------
Male  45    Preferred Non-smoker  Female  45    Preferred Non-smoker     1      $200,000
Male  45         Standard Smoker  Female  45    Standard Smoker          1      $200,000
Male  45    Preferred Non-smoker  Female  45    Preferred Non-smoker     2      $200,000
Male  35    Preferred Non-smoker  Female  35    Preferred Non-smoker     1      $200,000
Male  55    Preferred Non-smoker  Female  55    Preferred Non-smoker     1      $200,000

     The tables show how Death Proceeds, Fund Values and Cash Values of a hypothetical Policy could vary over an extended period of time if the Subaccounts of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Fund Values and Cash Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if unisex rates were used.

     The amounts shown for Death Proceeds, Fund Values and Cash Values reflect the fact the net investment return on the Policy is lower than the gross investment return on the Subaccounts of the Variable Account. This results from the charges levied against the Subaccounts of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges. The difference between the Fund Value and the Cash Value in the first 14 years is the Surrender Charge.

     The tables illustrate cost of insurance and expense charges at both current rates (which are described under Cost of Insurance) and at the maximum rates guaranteed in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Funds as well as those assessed against the Subaccounts. These charges include the charge against the Subaccounts for mortality and expense risks and the effect on each Subaccount's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is .35% annually on a guaranteed basis.

     The tables also reflect a deduction for a daily investment advisory fee and for other expenses of the Portfolio at a rate equivalent to an annual rate of 0.75% of the aggregate average daily net assets of the Portfolio. This hypothetical rate is representative of the average maximum investment advisory fee and other expenses of the Portfolios applicable to the Subaccounts of the Variable Account. Actual fees and other expenses vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each Portfolio for operating expenses which exceed certain limits. For a detailed description of actual expenses and expense reimbursements, see pages 39-40 of the prospectus. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

     The effect of these investment management and direct expenses on a 0% gross rate of return would result in a net rate of return of -.75%, on 6% it would be 5.25%, and on 12% it would be 11.25%.

     The tables assume the deduction of charges including administrative and sales charges. There are tables for the Policies listed in the chart above for death benefit Options 1 or 2 and each option is illustrated using current and guaranteed policy cost factors. The tables reflect the fact that the Company does not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

     The following are descriptions of Table columns and key terms:

     Age:  Younger Insured's attained age at the end of the policy year

     Premium Outlay: The annualized out-of-pocket premium payments for each policy year including scheduled and any anticipated unscheduled premium payments. Premium payments are assumed to be paid at the beginning of each premium paying period. Amounts of surrenders and loans plus loan interest if any, are shown on the pages captioned "Premiums, Full Surrender and Policy Loans".

     Premium Accumulated at 5%: is equal to the premiums compounded at an annual effective rate of 5% and is shown at the end of the year.

GUARANTEED CHARGES AT 0.00%, 6.00% OR 12.00%

     Cash Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximum. The cash value also takes into account any loans illustrated, as well as, the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

     Fund Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximum. The Fund Value DOES NOT take into account the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

     Death Proceeds: The benefit payable if the insured's death occurs at the end of the policy year, assuming a 0.00%, 6.00% or 12,00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximums.

CURRENT CHARGES AT 0.00%, 6.00% OR 12.00%

     Cash Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current, non-guaranteed rates. The cash value also takes into account any loans illustrated, as well as, the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

     Fund Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current, non-guaranteed rates. The Fund Value DOES NOT take into account the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

     Death Proceeds: The benefit payable if the insured's death occurs at the end of the policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current, non-guaranteed rates.

     The Company will furnish, upon request, a comparable illustration based on the age and sex of the proposed Insured, standard Premium Class assumptions and an initial Specified Amount and Scheduled Premium Payments of the applicant's choice. If a Policy is purchased, an individualized illustration will be delivered reflecting the Scheduled Premium Payment chosen and the Insured's actual risk class. After issuance, the Company will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

     The following is the page of supplemental footnotes to each of the flexible premium variable life to age 100 numeric summary and standard ledger statements which follow and which begin on pages D-4.

            STANDARD LEDGER STATEMENT -- SUPPLEMENTAL FOOTNOTE PAGE
                           MONY CUSTOM ESTATE MASTER
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY
                          MONY LIFE INSURANCE COMPANY

ADDITIONAL INFORMATION

     These policies have been tested for the possibility of classification as a modified endowment. This test is not a guarantee that a policy will not be classified as a modified endowment.

     This illustration has been checked against federal tax laws relating to their definition of life insurance and is in compliance based on proposed premium payments and coverages. Any decrease in specified amount and/or a change in death benefit option 2 to death benefit option 1 and/or surrenders occurring in the first 15 years may cause a taxable event. In addition, if the policy is defined as a modified endowment policy, a loan, surrender, or assignment or pledge (unless such assignment or pledge is for burial expenses and the maximum death benefit is not in excess of $25,000) may be considered a taxable distribution and a ten percent penalty may be added to any tax on the distribution. Please consult your tax advisor for advice.

                               GUIDELINE PREMIUMS

                                                                           DEATH
                                                                          BENEFIT   INITIAL GUIDELINE   INITIAL GUIDELINE
SEX   AGE     UNDERWRITING CLASS     SEX    AGE     UNDERWRITING CLASS    OPTION     SINGLE PREMIUM      ANNUAL PREMIUM
---   ---     ------------------     ---    ---     ------------------    -------   -----------------   -----------------
Male  45    Preferred Non-smoker    Female  45    Preferred Non-smoker       1         $27,997.37           $2,382.67
Male  45    Standard Smoker         Female  45    Standard Smoker            1         $33,505.43           $2,836.92
Male  45    Preferred Non-smoker    Female  45    Preferred Non-smoker       2         $27,997.37           $9,313.21
Male  35    Preferred Non-smoker    Female  35    Preferred Non-smoker       1         $46,221.11           $1,495.17
Male  55    Preferred Non-smoker    Female  55    Preferred Non-smoker       1         $17,175.54           $3,994.83

     Values shown on these illustrations are based on a specified amount of $200,000 and on a policyowner tax bracket of 0%.

     Premiums are assumed to be paid at the beginning of the payment period. Policy values and ages are shown as of the end of the policy year and reflect the effect of all loans and surrenders. The death proceeds, fund value and value upon surrender will differ if premiums are paid in different amounts, frequencies, or not on the due date.

     The policy's cash value is net of any applicable surrender charge.

     Premiums less the following deductions are added to the fund value:

     1.  A premium tax charge of 0.8% of gross premiums in all policy years.

     2. A sales charge on the gross premiums. The sales charges equal 6% of each premium dollar paid up to the Target Premium in years 1-10, 3% of premium paid in excess of Target Premium in years 1-10, and 3% of all premiums after the tenth Policy year.

     3. A DAC tax charge of 1.50% of gross premiums in all policy years. No charge will be deducted where premiums received are not subject to this tax.

     Those columns assuming guaranteed charges use the current monthly mortality charges, current monthly administrative charges, current charges for mortality and expense risks, current charges for rider benefits, if any, and current premium sales charge ("current charges" for the first year) as well as the assumed hypothetical gross annual investment return indicated. Thereafter these columns use guaranteed monthly mortality charges, guaranteed monthly administrative charges, guaranteed charges for mortality and expense risks, guaranteed charges for rider benefits if any, guaranteed maximum premium sales charge, and the assumed hypothetical gross annual investment return indicated. Those columns assuming current charges are based upon "current charges" and the assumed hypothetical gross annual investment return indicated.

     The current charges declared by MONY Life Insurance Company are guaranteed for the first policy year and apply to policies issued as of the illustration preparation date and could change between the preparation date and the date the policy is issued. After the first policy year, current charges are not guaranteed, and may be changed at the discretion of MONY Life Insurance Company.

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            0.00% (-.75% NET)            0.00% (-.75% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       1,302         0      877   200,000         0      877   200,000         0      877   200,000
   5       1,302     3,441    4,223   200,000     3,441    4,223   200,000     3,493    4,274   200,000
   10      1,302     7,822    7,952   200,000     7,822    7,952   200,000     8,106    8,236   200,000
   20      1,302    14,448   14,448   200,000    14,448   14,448   200,000    16,065   16,065   200,000
@ Age 70   1,302    12,909   12,909   200,000    12,909   12,909   200,000    17,457   17,457   200,000
@ Age 85     N/A       N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A       N/A
@ Age 90     N/A       N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A       N/A

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 37 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
END                 0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
  1     1,302         0     877  200,000         0     877  200,000         0     877  200,000
  2     1,302       565   1,737  200,000       565   1,737  200,000       571   1,743  200,000
  3     1,302     1,540   2,582  200,000     1,540   2,582  200,000     1,556   2,598  200,000
  4     1,302     2,500   3,411  200,000     2,500   3,411  200,000     2,530   3,442  200,000
  5     1,302     3,441   4,223  200,000     3,441   4,223  200,000     3,493   4,274  200,000
  6     1,302     4,364   5,016  200,000     4,364   5,016  200,000     4,443   5,094  200,000
  7     1,302     5,267   5,788  200,000     5,267   5,788  200,000     5,381   5,901  200,000
  8     1,302     6,146   6,536  200,000     6,146   6,536  200,000     6,304   6,695  200,000
  9     1,302     6,999   7,259  200,000     6,999   7,259  200,000     7,213   7,474  200,000
 10     1,302     7,822   7,952  200,000     7,822   7,952  200,000     8,106   8,236  200,000
 11     1,302     8,866   8,866  200,000     8,866   8,866  200,000     9,232   9,232  200,000
 12     1,302     9,739   9,739  200,000     9,739   9,739  200,000    10,202  10,202  200,000
 13     1,302    10,568  10,568  200,000    10,568  10,568  200,000    11,144  11,144  200,000
 14     1,302    11,349  11,349  200,000    11,349  11,349  200,000    12,037  12,037  200,000
 15     1,302    12,073  12,073  200,000    12,073  12,073  200,000    12,869  12,869  200,000
 16     1,302    12,733  12,733  200,000    12,733  12,733  200,000    13,644  13,644  200,000
 17     1,302    13,318  13,318  200,000    13,318  13,318  200,000    14,354  14,354  200,000
 18     1,302    13,812  13,812  200,000    13,812  13,812  200,000    14,992  14,992  200,000
 19     1,302    14,195  14,195  200,000    14,195  14,195  200,000    15,555  15,555  200,000
 20     1,302    14,448  14,448  200,000    14,448  14,448  200,000    16,065  16,065  200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                  GUARANTEED CHARGES                          CURRENT CHARGES
                 -----------------------------------------------------   -------------------------
END                  0.00% (-.75% NET)           0.00% (-.75% NET)           0.00% (-.75% NET)
 OF    PREMIUM    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
 21    1,302     14,549  14,549    200,000   14,549  14,549    200,000   16,527  16,527    200,000
 22    1,302     14,473  14,473    200,000   14,473  14,473    200,000   16,906  16,906    200,000
 23    1,302     14,196  14,196    200,000   14,196  14,196    200,000   17,185  17,185    200,000
 24    1,302     13,688  13,688    200,000   13,688  13,688    200,000   17,370  17,370    200,000
 25    1,302     12,909  12,909    200,000   12,909  12,909    200,000   17,457  17,457    200,000
 26    1,302     11,805  11,805    200,000   11,805  11,805    200,000   17,424  17,424    200,000
 27    1,302     10,301  10,301    200,000   10,301  10,301    200,000   17,255  17,255    200,000
 28    1,302      8,297   8,297    200,000    8,297   8,297    200,000   16,927  16,927    200,000
 29    1,302      5,672   5,672    200,000    5,672   5,672    200,000   16,379  16,379    200,000
 30    1,302      2,285   2,285    200,000    2,285   2,285    200,000   15,566  15,566    200,000
 31    1,302     LAPSED  LAPSED     LAPSED   LAPSED  LAPSED     LAPSED   14,433  14,433    200,000
 32    1,302                                                             12,916  12,916    200,000
 33    1,302                                                             10,935  10,935    200,000
 34    1,302                                                              8,393   8,393    200,000
 35    1,302                                                              5,178   5,178    200,000
 36    1,302                                                              1,149   1,149    200,000
 37    1,302                                                             LAPSED  LAPSED     LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       1,302         0      877   200,000         0      938   200,000         0      938   200,000
   5       1,302     3,441    4,223   200,000     4,319    5,101   200,000     4,375    5,157   200,000
   10      1,302     7,822    7,952   200,000    11,144   11,274   200,000    11,478   11,609   200,000
   20      1,302    14,448   14,448   200,000    29,132   29,132   200,000    31,348   31,348   200,000
@ Age 70   1,302    12,909   12,909   200,000    37,184   37,184   200,000    43,079   43,079   200,000
@ Age 85   1,302         0        0         0         0        0         0    59,916   59,916   200,000
@ Age 90   1,302         0        0         0         0        0         0     7,377    7,377   200,000

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 37 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 46 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
END                 0.00% (-.75% NET)          6.00% (5.25% NET)          6.00% (5.25% NET)
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
  1     1,302         0     877  200,000         0     938  200,000         0     938  200,000
  2     1,302       565   1,737  200,000       743   1,915  200,000       749   1,921  200,000
  3     1,302     1,540   2,582  200,000     1,892   2,934  200,000     1,909   2,951  200,000
  4     1,302     2,500   3,411  200,000     3,084   3,996  200,000     3,117   4,028  200,000
  5     1,302     3,441   4,223  200,000     4,319   5,101  200,000     4,375   5,157  200,000
  6     1,302     4,364   5,016  200,000     5,598   6,249  200,000     5,686   6,337  200,000
  7     1,302     5,267   5,788  200,000     6,921   7,442  200,000     7,050   7,570  200,000
  8     1,302     6,146   6,536  200,000     8,287   8,677  200,000     8,469   8,859  200,000
  9     1,302     6,999   7,259  200,000     9,695   9,955  200,000     9,945  10,205  200,000
 10     1,302     7,822   7,952  200,000    11,144  11,274  200,000    11,478  11,609  200,000
 11     1,302     8,866   8,866  200,000    12,894  12,894  200,000    13,332  13,332  200,000
 12     1,302     9,739   9,739  200,000    14,564  14,564  200,000    15,125  15,125  200,000
 13     1,302    10,568  10,568  200,000    16,281  16,281  200,000    16,987  16,987  200,000
 14     1,302    11,349  11,349  200,000    18,044  18,044  200,000    18,903  18,903  200,000
 15     1,302    12,073  12,073  200,000    19,846  19,846  200,000    20,862  20,862  200,000
 16     1,302    12,733  12,733  200,000    21,683  21,683  200,000    22,871  22,871  200,000
 17     1,302    13,318  13,318  200,000    23,545  23,545  200,000    24,925  24,925  200,000
 18     1,302    13,812  13,812  200,000    25,419  25,419  200,000    27,017  27,017  200,000
 19     1,302    14,195  14,195  200,000    27,288  27,288  200,000    29,151  29,151  200,000
 20     1,302    14,448  14,448  200,000    29,132  29,132  200,000    31,348  31,348  200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
END                 0.00% (-.75% NET)          6.00% (5.25% NET)          6.00% (5.25% NET)
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
 21     1,302    14,549  14,549  200,000    30,932  30,932  200,000    33,616  33,616  200,000
 22     1,302    14,473  14,473  200,000    32,663  32,663  200,000    35,928  35,928  200,000
 23     1,302    14,196  14,196  200,000    34,303  34,303  200,000    38,272  38,272  200,000
 24     1,302    13,688  13,688  200,000    35,823  35,823  200,000    40,655  40,655  200,000
 25     1,302    12,909  12,909  200,000    37,184  37,184  200,000    43,079  43,079  200,000
 26     1,302    11,805  11,805  200,000    38,334  38,334  200,000    45,528  45,528  200,000
 27     1,302    10,301  10,301  200,000    39,202  39,202  200,000    47,993  47,993  200,000
 28     1,302     8,297   8,297  200,000    39,693  39,693  200,000    50,458  50,458  200,000
 29     1,302     5,672   5,672  200,000    39,693  39,693  200,000    52,877  52,877  200,000
 30     1,302     2,285   2,285  200,000    39,068  39,068  200,000    55,217  55,217  200,000
 31     1,302    LAPSED  LAPSED   LAPSED    37,663  37,663  200,000    57,439  57,439  200,000
 32     1,302                               35,302  35,302  200,000    59,495  59,495  200,000
 33     1,302                               31,774  31,774  200,000    61,329  61,329  200,000
 34     1,302                               26,811  26,811  200,000    62,872  62,872  200,000
 35     1,302                               20,054  20,054  200,000    64,046  64,046  200,000
 36     1,302                               11,004  11,004  200,000    64,753  64,753  200,000
 37     1,302                               LAPSED  LAPSED   LAPSED    64,888  64,888  200,000
 38     1,302                                                          64,319  64,319  200,000
 39     1,302                                                          62,768  62,768  200,000
 40     1,302                                                          59,916  59,916  200,000
 41     1,302                                                          55,445  55,445  200,000
 42     1,302                                                          48,828  48,828  200,000
 43     1,302                                                          39,385  39,385  200,000
 44     1,302                                                          26,038  26,038  200,000
 45     1,302                                                           7,377   7,377  200,000
 46     1,302                                                          LAPSED  LAPSED   LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                     GUARANTEED CHARGES*        GUARANTEED CHARGES**         CURRENT CHARGES***
                   ------------------------  --------------------------  --------------------------
                      0.00% (-.75% NET)         12.00% (11.25% NET)         12.00% (11.25% NET)
 POLICY   PREMIUM   CASH    FUND    DEATH     CASH     FUND     DEATH     CASH     FUND     DEATH
  YEAR    OUTLAY   VALUE   VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS
   1        1,302       0     877   200,000        0    1,000   200,000        0    1,000   200,000
   5        1,302   3,441   4,223   200,000    5,351    6,132   200,000    5,412    6,193   200,000
   10       1,302   7,822   7,952   200,000   15,935   16,066   200,000   16,332   16,462   200,000
   20       1,302  14,448  14,448   200,000   61,564   61,564   200,000   64,690   64,690   200,000
@ Age 70    1,302  12,909  12,909   200,000  105,863  105,863   200,000  113,600  113,600   200,000
@ Age 85    1,302       0       0         0  508,733  508,733   534,170  563,587  563,587   591,767
@ Age 90    1,302       0       0         0  828,475  828,475   869,899  933,289  933,289   979,954

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
END                  0.00% (-.75% NET)           12.00% (11.25% NET)          12.00% (11.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     1,302         0      877   200,000         0    1,000   200,000         0    1,000   200,000
  2     1,302       565    1,737   200,000       929    2,101   200,000       935    2,107   200,000
  3     1,302     1,540    2,582   200,000     2,274    3,316   200,000     2,292    3,334   200,000
  4     1,302     2,500    3,411   200,000     3,744    4,656   200,000     3,779    4,691   200,000
  5     1,302     3,441    4,223   200,000     5,351    6,132   200,000     5,412    6,193   200,000
  6     1,302     4,364    5,016   200,000     7,108    7,759   200,000     7,205    7,856   200,000
  7     1,302     5,267    5,788   200,000     9,028    9,549   200,000     9,174    9,695   200,000
  8     1,302     6,146    6,536   200,000    11,129   11,519   200,000    11,338   11,729   200,000
  9     1,302     6,999    7,259   200,000    13,425   13,685   200,000    13,717   13,977   200,000
 10     1,302     7,822    7,952   200,000    15,935   16,066   200,000    16,332   16,462   200,000
 11     1,302     8,866    8,866   200,000    18,951   18,951   200,000    19,477   19,477   200,000
 12     1,302     9,739    9,739   200,000    22,121   22,121   200,000    22,807   22,807   200,000
 13     1,302    10,568   10,568   200,000    25,604   25,604   200,000    26,479   26,479   200,000
 14     1,302    11,349   11,349   200,000    29,430   29,430   200,000    30,516   30,516   200,000
 15     1,302    12,073   12,073   200,000    33,631   33,631   200,000    34,945   34,945   200,000
 16     1,302    12,733   12,733   200,000    38,241   38,241   200,000    39,814   39,814   200,000
 17     1,302    13,318   13,318   200,000    43,298   43,298   200,000    45,166   45,166   200,000
 18     1,302    13,812   13,812   200,000    48,842   48,842   200,000    51,051   51,051   200,000
 19     1,302    14,195   14,195   200,000    54,914   54,914   200,000    57,530   57,530   200,000
 20     1,302    14,448   14,448   200,000    61,564   61,564   200,000    64,690   64,690   200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                            CURRENT CHARGES
                 -------------------------------------------------------   ----------------------------
END                 0.00% (-.75% NET)           12.00% (11.25% NET)            12.00% (11.25% NET)
 OF    PREMIUM    CASH    FUND    DEATH      CASH      FUND      DEATH      CASH      FUND      DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS    VALUE     VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS
 21     1,302    14,549  14,549  200,000     68,849    68,849   200,000     72,614    72,614   200,000
 22     1,302    14,473  14,473  200,000     76,835    76,835   200,000     81,365    81,365   200,000
 23     1,302    14,196  14,196  200,000     85,603    85,603   200,000     91,034    91,034   200,000
 24     1,302    13,688  13,688  200,000     95,243    95,243   200,000    101,737   101,737   200,000
 25     1,302    12,909  12,909  200,000    105,863   105,863   200,000    113,600   113,600   200,000
 26     1,302    11,805  11,805  200,000    117,586   117,586   200,000    126,758   126,758   200,000
 27     1,302    10,301  10,301  200,000    130,560   130,560   200,000    141,373   141,373   200,000
 28     1,302     8,297   8,297  200,000    144,964   144,964   200,000    157,628   157,628   200,000
 29     1,302     5,672   5,672  200,000    161,033   161,033   200,000    175,732   175,732   200,000
 30     1,302     2,285   2,285  200,000    179,074   179,074   200,000    195,930   195,930   209,645
 31     1,302    LAPSED  LAPSED   LAPSED    199,441   199,441   209,413    218,367   218,367   229,285
 32     1,302                               222,041   222,041   233,143    243,205   243,205   255,365
 33     1,302                               246,995   246,995   259,345    270,692   270,692   284,226
 34     1,302                               274,530   274,530   288,256    301,102   301,102   316,157
 35     1,302                               304,891   304,891   320,136    334,732   334,732   351,469
 36     1,302                               338,341   338,341   355,258    371,909   371,909   390,505
 37     1,302                               375,155   375,155   393,913    412,988   412,988   433,638
 38     1,302                               415,621   415,621   436,402    458,356   458,356   481,274
 39     1,302                               460,041   460,041   483,043    508,412   508,412   533,833
 40     1,302                               508,733   508,733   534,170    563,587   563,587   591,767
 41     1,302                               562,031   562,031   590,133    624,354   624,354   655,572
 42     1,302                               620,284   620,284   651,298    691,196   691,196   725,756
 43     1,302                               683,857   683,857   718,050    764,625   764,625   802,856
 44     1,302                               753,127   753,127   790,784    845,144   845,144   887,402
 45     1,302                               828,475   828,475   869,899    933,289   933,289   979,954

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                      GUARANTEED CHARGES                                 CURRENT CHARGES
                 ------------------------------------------------------------   ---------------------------------
END                 0.00% (-.75% NET)              12.00% (11.25% NET)                 12.00% (11.25% NET)
 OF    PREMIUM    CASH    FUND    DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 46     1,302                                 910,274     910,274     955,788   1,029,604   1,029,604   1,081,085
 47     1,302                               1,001,353   1,001,353   1,041,407   1,136,366   1,136,366   1,181,821
 48     1,302                               1,103,337   1,103,337   1,136,437   1,255,219   1,255,219   1,292,876
 49     1,302                               1,218,269   1,218,269   1,242,634   1,388,349   1,388,349   1,416,116
 50     1,302                               1,348,831   1,348,831   1,362,320   1,538,280   1,538,280   1,553,663
 51     1,302                               1,492,603   1,492,603   1,507,529   1,704,010   1,704,010   1,721,051
 52     1,302                               1,650,307   1,650,307   1,666,810   1,887,090   1,887,090   1,905,961
 53     1,302                               1,821,706   1,821,706   1,839,923   2,089,381   2,089,381   2,110,275
 54     1,302                               2,008,142   2,008,142   2,028,224   2,312,850   2,312,850   2,335,978
 55     1,302                               2,213,529   2,213,529   2,235,665   2,559,666   2,559,666   2,585,263

This is an illustration, not a policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            0.00% (-.75% NET)            0.00% (-.75% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       1,902         0    1,419   200,000         0    1,419   200,000         0    1,419   200,000
   5       1,902     5,613    6,755   200,000     5,613    6,755   200,000     5,694    6,835   200,000
   10      1,902    12,203   12,393   200,000    12,203   12,393   200,000    12,544   12,734   200,000
   20      1,902    18,907   18,907   200,000    18,907   18,907   200,000    20,182   20,182   200,000
@ Age 70   1,902    13,301   13,301   200,000    13,301   13,301   200,000    17,641   17,641   200,000
@ Age 85     N/A       N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A       N/A
@ Age 90     N/A       N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A       N/A

* Policy lapses in policy year 29 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 29 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 32 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 45 Male Smoker Standard                              Prepared On: 09/10/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,902.03-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                          GUARANTEED CHARGES                    CURRENT CHARGES
                         ----------------------------------------------------  ------------------
END                          0.00% (-.75% NET)          0.00% (-.75% NET)      0.00% (-.75% NET)
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND      DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS
  1     1,902         0   1,419  200,000         0   1,419  200,000         0   1,419    200,000
  2     1,902     1,092   2,804  200,000     1,092   2,804  200,000     1,104   2,816    200,000
  3     1,902     2,636   4,157  200,000     2,636   4,157  200,000     2,666   4,187    200,000
  4     1,902     4,144   5,475  200,000     4,144   5,475  200,000     4,197   5,528    200,000
  5     1,902     5,613   6,755  200,000     5,613   6,755  200,000     5,694   6,835    200,000
  6     1,902     7,040   7,991  200,000     7,040   7,991  200,000     7,153   8,104    200,000
  7     1,902     8,419   9,180  200,000     8,149   9,180  200,000     8,573   9,334    200,000
  8     1,902     9,745  10,315  200,000     9,745  10,315  200,000     9,948  10,519    200,000
  9     1,902    11,008  11,389  200,000    11,088  11,389  200,000    11,274  11,654    200,000
 10     1,902    12,203  12,393  200,000    12,203  12,393  200,000    12,544  12,734    200,000
 11     1,902    13,591  13,591  200,000    13,591  13,591  200,000    14,013  14,013    200,000
 12     1,902    14,701  14,701  200,000    14,701  14,701  200,000    15,210  15,210    200,000
 13     1,902    15,715  15,715  200,000    15,715  15,715  200,000    16,312  16,312    200,000
 14     1,902    16,625  16,625  200,000    16,625  16,625  200,000    17,288  17,288    200,000
 15     1,932    17,420  17,420  200,000    17,420  17,420  200,000    18,150  18,150    200,000
 16     1,902    18,085  18,085  200,000    18,085  18,085  200,000    18,882  18,882    200,000
 17     1,902    18,597  18,597  200,000    18,597  18,597  200,000    19,465  19,465    200,000
 18     1,902    18,927  18,927  200,000    18,927  18,927  200,000    19,878  19,878    200,000
 19     1,902    19,043  19,043  200,000    19,043  19,043  200,000    20,122  20,122    200,000
 20     1,902    18,907  18,907  200,000    18,907  18,907  200,000    20,182  20,182    200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/10/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,902.03-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                 GUARANTEED CHARGES                      CURRENT CHARGES
                 --------------------------------------------------  ------------------------
END                 0.00% (-.75% NET)         0.00% (-.75% NET)         0.00% (-.75% NET)
 OF    PREMIUM    CASH    FUND    DEATH     CASH    FUND    DEATH     CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS  VALUE   VALUE   PROCEEDS  VALUE   VALUE   PROCEEDS
 21     1,902    18,488  18,488  200,000   18,488  18,488  200,000   20,134  20,134  200,000
 22     1,902    17,751  17,751  200,000   17,751  17,751  200,000   19,850  19,850  200,000
 23     1,902    16,669  16,669  200,000   16,669  16,669  200,000   19,348  19,348  200,000
 24     1,902    15,203  15,203  200,000   15,203  15,203  200,000   18,620  18,620  200,000
 25     1,902    13,301  13,301  200,000   13,301  13,301  200,000   17,641  17,641  200,000
 26     1,902    10,885  10,885  200,000   10,885  10,885  200,000   16,358  16,358  200,000
 27     1,902     7,840   7,840  200,000    7,840   7,840  200,000   14,766  14,766  200,000
 28     1,902     4,018   4,018  200,000    4,018   4,018  200,000   12,809  12,809  200,000
 29     1,902    LAPSED  LAPSED   LAPSED   LAPSED  LAPSED   LAPSED   10,332  10,332  200,000
 30     1,902                                                         7,232   7,232  200,000
 31     1,902                                                         3,401   3,401  200,000
 32     1,902                                                        LAPSED  LAPSED   LAPSED

This is an illustration, not a policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/10/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,902.03-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       1,902         0    1,419   200,000         0    1,513   200,000         0    1,513   200,000
   5       1,902     5,613    6,755   200,000     6,998    8,140   200,000     7,087    8,228   200,000
   10      1,902    12,203   12,393   200,000    17,438   17,629   200,000    17,846   18,037   200,000
   20      1,902    18,907   18,907   200,000    41,269   41,269   200,000    43,118   43,118   200,000
@ Age 70   1,902    13,301   13,301   200,000    49,960   49,960   200,000    55,345   55,345   200,000
@ Age 85   1,902         0        0         0         0        0         0    30,891   30,891   200,000
@ Age 90     N/A       N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A       N/A

* Policy lapses in policy year 29 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 37 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 42 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 45 Male Smoker Standard                              Prepared On: 09/10/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,902.03-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
END                  0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     1,902         0    1,419   200,000         0    1,513   200,000         0    1,513   200,000
  2     1,902     1,092    2,804   200,000     1,370    3,082   200,000     1,383    3,094   200,000
  3     1,902     2,636    4,157   200,000     3,188    4,709   200,000     3,219    4,741   200,000
  4     1,902     4,144    5,475   200,000     5,064    6,396   200,000     5,121    6,453   200,000
  5     1,902     5,613    6,755   200,000     6,998    8,140   200,000     7,087    8,228   200,000
  6     1,902     7,040    7,991   200,000     8,989    9,940   200,000     9,116   10,067   200,000
  7     1,902     8,419    9,180   200,000    11,032   11,793   200,000    11,209   11,970   200,000
  8     1,902     9,745   10,315   200,000    13,126   13,696   200,000    13,363   13,933   200,000
  9     1,902    11,008   11,389   200,000    15,263   15,643   200,000    15,577   15,957   200,000
 10     1,902    12,203   12,393   200,000    17,438   17,629   200,000    17,846   18,037   200,000
 11     1,902    13,591   13,591   200,000    19,928   19,928   200,000    20,441   20,441   200,000
 12     1,902    14,701   14,701   200,000    22,267   22,267   200,000    22,897   22,897   200,000
 13     1,902    15,715   15,715   200,000    24,642   24,642   200,000    25,394   25,394   200,000
 14     1,902    16,625   16,625   200,000    27,046   27,046   200,000    27,907   27,907   200,000
 15     1,902    17,420   17,420   200,000    29,471   29,471   200,000    30,446   30,446   200,000
 16     1,902    18,085   18,085   200,000    31,904   31,904   200,000    33,001   33,001   200,000
 17     1,902    18,597   18,597   200,000    34,328   34,328   200,000    35,556   35,556   200,000
 18     1,902    18,927   18,927   200,000    36,717   36,717   200,000    38,094   38,094   200,000
 19     1,902    19,043   19,043   200,000    39,041   39,041   200,000    40,618   40,618   200,000
 20     1,902    18,907   18,907   200,000    41,269   41,269   200,000    43,118   43,118   200,000

This is an illustration, not a policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/10/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,902.03-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                  GUARANTEED CHARGES                          CURRENT CHARGES
                 -----------------------------------------------------   -------------------------
END                  0.00% (-.75% NET)           6.00% (5.25% NET)           6.00% (5.25% NET)
 OF    PREMIUM    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
 21    1,902     18,488  18,488    200,000   43,373  43,373    200,000   45,664  45,664    200,000
 22    1,902     17,751  17,751    200,000   45,322  45,322    200,000   48,151  48,151    200,000
 23    1,902     16,669  16,669    200,000   47,093  47,093    200,000   50,596  50,596    200,000
 24    1,902     15,203  15,203    200,000   48,654  48,654    200,000   52,999  52,999    200,000
 25    1,902     13,301  13,301    200,000   49,960  49,960    200,000   55,345  55,345    200,000
 26    1,902     10,885  10,885    200,000   50,946  50,946    200,000   57,595  57,595    200,000
 27    1,902      7,840   7,840    200,000   51,516  51,516    200,000   59,752  59,752    200,000
 28    1,902      4,018   4,018    200,000   51,550  51,550    200,000   61,781  61,781    200,000
 29    1,902     LAPSED  LAPSED     LAPSED   50,901  50,901    200,000   63,569  63,569    200,000
 30    1,902                                 49,398  49,398    200,000   65,051  65,051    200,000
 31    1,902                                 46,849  46,849    200,000   66,156  66,156    200,000
 32    1,902                                 43,036  43,036    200,000   66,774  66,774    200,000
 33    1,902                                 37,706  37,706    200,000   66,783  66,783    200,000
 34    1,902                                 30,529  30,529    200,000   66,034  66,034    200,000
 35    1,902                                 21,055  21,055    200,000   64,346  64,346    200,000
 36    1,902                                  8,651   8,651    200,000   61,527  61,527    200,000
 37    1,902                                 LAPSED  LAPSED     LAPSED   57,282  57,282    200,000
 38    1,902                                                             51,262  51,262    200,000
 39    1,902                                                             42,762  42,762    200,000
 40    1,902                                                             30,891  30,891    200,000
 41    1,902                                                             14,785  14,785    200,000
 42    1,902                                                             LAPSED  LAPSED     LAPSED

This is an illustration, not a policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/10/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,902.03-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*             GUARANTEED CHARGES**                 CURRENT CHARGES***
                    --------------------------   ---------------------------------   ---------------------------------
                        0.00% (-.75% NET)               12.00% (11.25% NET)                 12.00% (11.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
   1       1,902         0    1,419   200,000            0       1,608     200,000           0       1,608     200,000
   5       1,902     5,613    6,755   200,000        8,624       9,765     200,000       8,722       9,863     200,000
   10      1,902    12,203   12,393   200,000       24,996      25,186     200,000      25,487      25,677     200,000
   20      1,902    18,907   18,907   200,000       91,862      91,862     200,000      94,647      94,647     200,000
@ Age 70   1,902    13,301   13,301   200,000      158,627     158,627     200,000     165,163     165,163     200,000
@ Age 85   1,902         0        0         0      768,894     768,894     807,339     811,237     811,237     851,799
@ Age 90   1,902         0        0         0    1,246,906   1,246,906   1,309,251   1,326,772   1,326,772   1,393,111

* Policy lapses in policy year 29 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 45 Male Smoker Standard                              Prepared On: 09/10/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,902.03-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
END                  0.00% (-.75% NET)           12.00% (11.25% NET)          12.00% (11.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     1,902         0    1,419   200,000         0    1,608   200,000         0    1,608   200,000
  2     1,902     1,092    2,804   200,000     1,659    3,371   200,000     1,672    3,384   200,000
  3     1,902     2,636    4,157   200,000     3,786    5,308   200,000     3,820    5,341   200,000
  4     1,902     4,144    5,475   200,000     6,102    7,434   200,000     6,164    7,495   200,000
  5     1,902     5,613    6,755   200,000     8,624    9,765   200,000     8,722    9,863   200,000
  6     1,902     7,040    7,991   200,000    11,370   12,321   200,000    11,514   12,465   200,000
  7     1,902     8,419    9,180   200,000    14,359   15,120   200,000    14,561   15,322   200,000
  8     1,902     9,745   10,315   200,000    17,612   18,182   200,000    17,889   18,459   200,000
  9     1,902    11,008   11,389   200,000    21,149   21,529   200,000    21,521   21,902   200,000
 10     1,902    12,203   12,393   200,000    24,996   25,186   200,000    25,487   25,677   200,000
 11     1,902    13,591   13,591   200,000    29,471   29,471   200,000    30,100   30,100   200,000
 12     1,902    14,701   14,701   200,000    34,157   34,157   200,000    34,942   34,942   200,000
 13     1,902    15,715   15,715   200,000    39,283   39,283   200,000    40,242   40,242   200,000
 14     1,902    16,625   16,625   200,000    44,894   44,894   200,000    46,025   46,025   200,000
 15     1,902    17,420   17,420   200,000    51,039   51,039   200,000    52,362   52,362   200,000
 16     1,902    18,085   18,085   200,000    57,773   57,773   200,000    59,308   59,308   200,000
 17     1,902    18,597   18,597   200,000    65,153   65,153   200,000    66,924   66,924   200,000
 18     1,902    18,927   18,927   200,000    73,243   73,243   200,000    75,285   75,285   200,000
 19     1,902    19,043   19,043   200,000    82,116   82,116   200,000    84,490   84,490   200,000
 20     1,902    18,907   18,907   200,000    91,862   91,862   200,000    94,647   94,647   200,000

This is an illustration, not a policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/10/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,902.03-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                     GUARANTEED CHARGES                                 CURRENT CHARGES
                 -----------------------------------------------------------   ---------------------------------
END                 0.00% (-.75% NET)             12.00% (11.25% NET)                 12.00% (11.25% NET)
 OF    PREMIUM    CASH    FUND    DEATH      CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS    VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 21     1,902    18,488  18,488  200,000     102,594     102,594     200,000     105,934     105,934     200,000
 22     1,902    17,751  17,751  200,000     114,449     114,449     200,000     118,432     118,432     200,000
 23     1,902    16,669  16,669  200,000     127,598     127,598     200,000     132,329     132,329     200,000
 24     1,902    15,203  15,203  200,000     142,244     142,244     200,000     147,829     147,829     200,000
 25     1,902    13,301  13,301  200,000     158,627     158,627     200,000     165,163     165,163     200,000
 26     1,902    10,885  10,885  200,000     177,040     177,040     203,596     184,554     184,554     212,238
 27     1,902     7,840   7,840  200,000     197,558     197,558     223,240     206,057     206,057     232,845
 28     1,902     4,018   4,018  200,000     220,253     220,253     244,480     229,876     229,876     255,162
 29     1,902    LAPSED  LAPSED   LAPSED     245,381     245,381     267,466     256,266     256,266     279,330
 30     1,902                                273,246     273,246     292,374     285,532     285,532     305,519
 31     1,902                                304,209     304,209     319,420     318,030     318,030     333,931
 32     1,902                                338,367     338,367     355,285     353,941     353,941     371,638
 33     1,902                                376,028     376,028     394,289     393,605     393,605     413,286
 34     1,902                                417,529     417,529     438,406     437,390     437,390     459,260
 35     1,902                                463,231     463,231     486,393     485,696     485,696     509,980
 36     1,902                                513,517     513,517     539,193     538,958     538,958     565,905
 37     1,902                                568,792     568,792     597,232     597,641     597,641     627,523
 38     1,902                                629,481     629,481     660,955     662,250     662,250     695,363
 39     1,902                                696,024     696,024     730,825     733,276     733,276     769,940
 40     1,902                                768,894     768,894     807,339     811,237     811,237     851,799
 41     1,902                                848,599     848,599     891,029     896,751     896,751     941,589
 42     1,902                                935,677     935,677     982,460     990,366     990,366   1,039,885
 43     1,902                              1,030,692   1,030,692   1,082,227   1,092,827   1,092,827   1,147,469
 44     1,902                              1,134,230   1,134,230   1,190,942   1,204,734   1,204,734   1,264,971
 45     1,902                              1,246,906   1,246,906   1,309,251   1,326,772   1,326,772   1,393,111

This is an illustration, not a policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/10/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,902.03-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                                GUARANTEED CHARGES                          CURRENT CHARGES
                          --------------------------------------------------------------  --------------------
END                             0.00% (-.75% NET)              12.00% (11.25% NET)        12.00% (11.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH       CASH       FUND       DEATH      CASH       FUND       DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS     VALUE      VALUE    PROCEEDS     VALUE      VALUE    PROCEEDS
 46     1,902                                 1,369,286  1,369,286  1,437,751  1,459,781  1,459,781  1,532,770
 47     1,902                                 1,505,803  1,505,803  1,566,035  1,607,809  1,607,809  1,672,122
 48     1,902                                 1,658,891  1,658,891  1,708,658  1,773,391  1,773,391  1,826,592
 49     1,902                                 1,831,589  1,831,589  1,868,220  1,959,900  1,959,900  1,999,098
 50     1,902                                 2,027,858  2,027,858  2,048,136  2,171,022  2,171,022  2,192,733
 51     1,902                                 2,243,989  2,243,989  2,266,429  2,404,465  2,404,465  2,428,510
 52     1,902                                 2,481,065  2,481,065  2,505,876  2,662,562  2,662,562  2,689,188
 53     1,902                                 2,738,728  2,738,728  2,766,115  2,947,878  2,947,878  2,977,357
 54     1,902                                 3,019,003  3,019,003  3,049,193  3,263,224  3,263,224  3,295,856
 55     1,902                                 3,327,767  3,327,767  3,361,045  3,611,685  3,611,685  3,647,802

This is an illustration, not a policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/10/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option 1 Initial Modal Premium: $1,902.03-Premium Mode: Annual-Riders: None Form #B1-98

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            0.00% (-.75% NET)            0.00% (-.75% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       1,302         0      877   200,877         0      877   200,877         0      877   200,877
   5       1,302     3,440    4,222   204,222     3,440    4,222   204,222     3,492    4,274   204,274
   10      1,302     7,809    7,939   207,939     7,809    7,939   207,939     8,102    8,232   208,232
   20      1,302    14,189   14,189   214,189    14,189   14,189   214,189    15,897   15,897   215,897
@ Age 70   1,302    12,165   12,165   212,165    12,165   12,165   212,165    16,979   16,979   216,979
@ Age 85     N/A       N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A       N/A
@ Age 90     N/A       N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A       N/A

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 36 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
END                 0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
  1    1,302          0     877  200,877         0     877  200,877         0     877  200,877
  2    1,302        565   1,737  201,737       565   1,737  201,737       571   1,743  201,743
  3    1,302      1,540   2,582  202,582     1,540   2,582  202,582     1,556   2,598  202,598
  4    1,302      2,499   3,411  203,411     2,499   3,411  203,411     2,530   3,442  203,442
  5    1,302      3,440   4,222  204,222     3,440   4,222  204,222     3,492   4,274  204,274
  6    1,302      4,362   5,013  205,013     4,362   5,013  205,013     4,442   5,094  205,094
  7    1,302      5,263   5,784  205,784     5,263   5,784  205,784     5,380   5,901  205,901
  8    1,302      6,140   6,530  206,530     6,140   6,530  206,530     6,303   6,693  206,693
  9    1,302      6,989   7,250  207,250     6,989   7,250  207,250     7,211   7,471  207,471
 10    1,302      7,809   7,939  207,939     7,809   7,939  207,939     8,102   8,232  208,232
 11    1,302      8,846   8,846  208,846     8,846   8,846  208,846     9,226   9,226  209,226
 12    1,302      9,711   9,711  209,711     9,711   9,711  209,711    10,193  10,193  210,193
 13    1,302     10,530  10,530  210,530    10,530  10,530  210,530    11,130  11,130  211,130
 14    1,302     11,296  11,296  211,296    11,296  11,296  211,296    12,015  12,015  212,015
 15    1,302     12,003  12,003  212,003    12,003  12,003  212,003    12,836  12,836  212,836
 16    1,302     12,640  12,640  212,640    12,640  12,640  212,640    13,595  13,595  213,595
 17    1,302     13,196  13,196  213,196    13,196  13,196  213,196    14,285  14,285  214,285
 18    1,302     13,654  13,654  213,654    13,654  13,654  213,654    14,896  14,896  214,896
 19    1,302     13,992  13,992  213,992    13,992  13,992  213,992    15,425  15,425  215,425
 20    1,302     14,189  14,189  214,189    14,189  14,189  214,189    15,897  15,897  215,897

This is an illustration, not a policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
END                 0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
 21     1,302    14,220  14,220  214,220    14,220  14,220  214,220    16,314  16,314  216,314
 22     1,302    14,062  14,062  214,062    14,062  14,062  214,062    16,642  16,642  216,642
 23     1,302    13,688  13,688  213,688    13,688  13,688  213,688    16,859  16,859  216,859
 24     1,302    13,069  13,069  213,069    13,069  13,069  213,069    16,973  16,973  216,973
 25     1,302    12,165  12,165  212,165    12,165  12,165  212,165    16,979  16,979  216,979
 26     1,302    10,923  10,923  210,923    10,923  10,923  210,923    16,855  16,855  216,855
 27     1,302     9,271   9,271  209,271     9,271   9,271  209,271    16,583  16,583  216,583
 28     1,302     7,119   7,119  207,119     7,119   7,119  207,119    16,138  16,138  216,138
 29     1,302     4,358   4,358  204,358     4,358   4,358  204,358    15,457  15,457  215,457
 30     1,302       876     876  200,876       876     876  200,876    14,494  14,494  214,494
 31     1,302    LAPSED  LAPSED   LAPSED    LAPSED  LAPSED   LAPSED    13,194  13,194  213,194
 32     1,302                                                          11,497  11,497  211,497
 33     1,302                                                           9,330   9,330  209,330
 34     1,302                                                           6,610   6,610  206,610
 35     1,302                                                           3,247   3,247  203,247
 36     1,302                                                          LAPSED  LAPSED   LAPSED

This is an illustration, not a policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       1,302         0      877   200,877         0      938   200,938         0      938   200,938
   5       1,302     3,440    4,222   204,222     4,318    5,099   205,099     4,375    5,156   205,156
   10      1,302     7,809    7,939   207,939    11,124   11,254   211,254    11,472   11,603   211,603
   20      1,302    14,189   14,189   214,189    28,583   28,583   228,583    31,003   31,003   231,003
@ Age 70   1,302    12,165   12,165   212,165    35,155   35,155   235,155    41,856   41,856   241,856
@ Age 85   1,302         0        0         0         0        0         0    33,739   33,739   233,739
@ Age 90     N/A       N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A       N/A

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 36 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 43 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
END                  0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     1,302         0      877   200,877         0      938   200,938         0      938   200,938
  2     1,302       565    1,737   201,737       743    1,915   201,915       749    1,921   201,921
  3     1,302     1,540    2,582   202,582     1,892    2,934   202,934     1,909    2,951   201,951
  4     1,302     2,499    3,411   203,411     3,083    3,995   203,995     3,117    4,028   204,028
  5     1,302     3,440    4,222   204,222     4,318    5,099   205,099     4,375    5,156   205,156
  6     1,302     4,362    5,013   205,013     5,595    6,246   206,246     5,685    6,336   206,336
  7     1,302     5,263    5,784   205,784     6,916    7,437   207,437     7,048    7,569   207,569
  8     1,302     6,140    6,530   206,530     8,279    8,669   208,669     8,467    8,857   208,857
  9     1,302     6,989    7,250   207,250     9,682    9,942   209,942     9,941   10,202   210,202
 10     1,302     7,809    7,939   207,939    11,124   11,254   211,254    11,472   11,603   211,603
 11     1,302     8,846    8,846   208,846    12,864   12,864   212,864    13,323   13,323   213,323
 12     1,302     9,711    9,711   209,711    14,520   14,520   214,520    15,111   15,111   215,111
 13     1,302    10,530   10,530   210,530    16,219   16,219   216,219    16,965   16,965   216,965
 14     1,302    11,296   11,296   211,296    17,955   17,955   217,955    18,868   18,868   218,868
 15     1,302    12,003   12,003   212,003    19,723   19,723   219,723    20,807   20,807   220,807
 16     1,302    12,640   12,640   212,640    21,515   21,515   221,515    22,786   22,786   222,786
 17     1,302    13,196   13,196   213,196    23,316   23,316   223,316    24,799   24,799   224,799
 18     1,302    13,654   13,654   213,654    25,110   25,110   225,110    26,836   26,836   226,836
 19     1,302    13,992   13,992   213,992    26,875   26,875   226,875    28,896   28,896   228,896
 20     1,302    14,189   14,189   214,189    28,583   28,583   228,583    31,003   31,003   231,003

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
END                  0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 21     1,302    14,220   14,220   214,220    30,206   30,206   230,206    33,162   33,162   233,162
 22     1,302    14,062   14,062   214,062    31,173   31,173   231,713    35,338   35,338   235,338
 23     1,302    13,688   13,688   213,688    33,069   33,069   233,069    37,511   37,511   237,511
 24     1,302    13,069   13,069   213,069    34,234   34,234   234,234    39,684   39,684   239,684
 25     1,302    12,165   12,165   212,165    35,155   35,155   235,155    41,856   41,856   241,856
 26     1,302    10,923   10,923   210,923    35,762   35,762   235,762    43,997   43,997   243,997
 27     1,302     9,271    9,271   209,271    35,963   35,963   235,963    46,091   46,091   246,091
 28     1,302     7,119    7,119   207,119    35,637   35,637   235,637    48,105   48,105   248,105
 29     1,302     4,358    4,358   204,358    34,644   34,644   234,644    49,968   49,968   249,968
 30     1,302       876      876   200,876    32,827   32,827   232,827    51,624   51,624   251,624
 31     1,302    LAPSED   LAPSED    LAPSED    30,018   30,018   230,018    53,002   53,002   253,002
 32     1,302                                 26,044   26,044   226,044    54,024   54,024   254,024
 33     1,302                                 20,721   20,721   220,721    54,591   54,591   254,591
 34     1,302                                 13,842   13,842   213,842    54,592   54,592   254,592
 35     1,302                                  5,156    5,156   205,156    53,898   53,898   253,898
 36     1,302                                 LAPSED   LAPSED    LAPSED    52,361   52,361   252,361
 37     1,302                                                              49,827   49,827   249,827
 38     1,302                                                              46,122   46,122   246,122
 39     1,302                                                              40,881   40,881   240,881
 40     1,302                                                              33,739   33,739   233,739
 41     1,302                                                              24,415   24,415   224,415
 42     1,302                                                              12,457   12,457   212,457
 43     1,302                                                              LAPSED   LAPSED    LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*           GUARANTEED CHARGES**            CURRENT CHARGES***
                    --------------------------   ----------------------------   ----------------------------
                        0.00% (-.75% NET)            12.00% (11.25% NET)            12.00% (11.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH      FUND      DEATH      CASH      FUND      DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS
   1       1,302         0      877   200,877          0     1,000   201,000          0     1,000   201,000
   5       1,302     3,440    4,222   204,222      5,349     6,130   206,130      5,412     6,193   206,193
   10      1,302     7,809    7,939   207,939     15,906    16,036   216,036     16,323    16,453   216,453
   20      1,302    14,189   14,189   214,189     60,361    60,361   260,361     63,952    63,952   263,952
@ Age 70   1,302    12,165   12,165   212,165    100,165   100,165   300,165    110,294   110,294   310,294
@ Age 85   1,302         0        0         0    268,553   268,553   468,553    453,712   453,712   653,712
@ Age 90   1,302         0        0         0    252,651   252,651   452,651    661,542   661,542   861,542

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 51 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
END                  0.00% (-.75% NET)           12.00% (11.25% NET)          12.00% (11.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     1,302         0      877   200,877         0    1,000   201,000         0    1,000   201,000
  2     1,302       565    1,737   201,737       929    2,101   202,101       935    2,107   202,107
  3     1,302     1,540    2,582   202,582     2,274    3,316   203,316     2,292    3,334   203,334
  4     1,302     2,499    3,411   203,411     3,743    4,655   204,655     3,779    4,691   204,691
  5     1,302     3,440    4,222   204,222     5,349    6,130   206,130     5,412    6,193   206,193
  6     1,302     4,362    5,013   205,013     7,104    7,755   207,755     7,204    7,855   207,855
  7     1,302     5,263    5,784   205,784     9,022    9,543   209,543     9,172    9,693   209,693
  8     1,302     6,140    6,530   206,530    11,118   11,508   211,508    11,335   11,726   211,726
  9     1,302     6,989    7,250   207,250    13,407   13,667   213,667    13,712   13,972   213,972
 10     1,302     7,809    7,939   207,939    15,906   16,036   216,036    16,323   16,453   216,453
 11     1,302     8,846    8,846   208,846    18,906   18,906   218,906    19,463   19,463   219,463
 12     1,302     9,711    9,711   209,711    22,052   22,052   222,052    22,784   22,784   222,784
 13     1,302    10,530   10,530   210,530    25,501   25,501   225,501    26,443   26,443   226,443
 14     1,302    11,296   11,296   211,296    29,279   29,279   229,279    30,457   30,457   230,457
 15     1,302    12,003   12,003   212,003    33,412   33,412   233,412    34,848   34,848   234,848
 16     1,302    12,640   12,640   212,640    37,928   37,928   237,928    39,660   39,660   239,660
 17     1,302    13,196   13,196   213,196    42,856   42,856   242,856    44,930   44,930   244,930
 18     1,302    13,654   13,654   213,654    48,221   48,221   248,221    50,695   50,695   250,695
 19     1,302    13,992   13,992   213,992    54,048   54,048   254,048    57,009   57,009   257,009
 20     1,302    14,189   14,189   214,189    60,361   60,361   260,361    63,952   63,952   263,952

This is an illustration, not a policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                    GUARANTEED CHARGES                                CURRENT CHARGES
                 ---------------------------------------------------------   ---------------------------------
END                  0.00% (-.75% NET)            12.00% (11.25% NET)               12.00% (11.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH      CASH      FUND      DEATH       CASH        FUND        DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS     VALUE       VALUE     PROCEEDS
 21     1,302    14,220   14,220   214,220     67,186    67,186   267,186       71,598      71,598     271,598
 22     1,302    14,062   14,062   214,062     74,552    74,552   274,552       79,983      79,983     279,983
 23     1,302    13,688   13,688   213,688     82,486    82,486   282,486       89,167      89,167     289,167
 24     1,302    13,069   13,069   213,069     91,017    91,017   291,017       99,239      99,239     299,239
 25     1,302    12,165   12,165   212,165    100,165   100,165   300,165      110,294     110,294     310,294
 26     1,302    10,923   10,923   210,923    109,938   109,938   309,938      122,410     122,410     322,410
 27     1,302     9,271    9,271   209,271    120,323   120,323   320,323      135,684     135,684     335,684
 28     1,302     7,119    7,119   207,119    131,286   131,286   331,286      150,215     150,215     350,215
 29     1,302     4,358    4,358   204,358    142,770   142,770   342,770      166,067     166,067     366,067
 30     1,302       876      876   200,876    154,704   154,704   354,704      183,334     183,334     383,334
 31     1,302    LAPSED   LAPSED    LAPSED    167,007   167,007   367,007      202,110     202,110     402,110
 32     1,302                                 179,591   179,591   379,591      222,490     222,490     422,490
 33     1,302                                 192,356   192,356   392,356      244,566     244,566     444,566
 34     1,302                                 205,180   205,180   405,180      268,431     268,431     468,431
 35     1,302                                 217,888   217,888   417,888      294,178     294,178     494,178
 36     1,302                                 230,242   230,242   430,242      321,892     321,892     521,892
 37     1,302                                 241,921   241,921   441,921      351,673     351,673     551,673
 38     1,302                                 252,516   252,516   452,516      383,622     383,622     583,622
 39     1,302                                 261,562   261,562   461,562      417,657     417,657     617,657
 40     1,302                                 268,553   268,553   468,553      453,712     453,712     653,712
 41     1,302                                 272,960   272,960   472,960      491,817     491,817     691,817
 42     1,302                                 274,216   274,216   474,216      531,848     531,848     731,848
 43     1,302                                 271,715   271,715   471,715      573,677     573,677     773,677
 44     1,302                                 264,786   264,786   464,786      616,990     616,990     816,990
 45     1,302                                 252,651   252,651   452,651      661,542     661,542     861,542

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                 GUARANTEED CHARGES                          CURRENT CHARGES
                 --------------------------------------------------  -------------------------------
END                 0.00% (-.75% NET)        12.00% (11.25% NET)           12.00% (11.25% NET)
 OF    PREMIUM    CASH    FUND    DEATH     CASH    FUND    DEATH      CASH       FUND       DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS  VALUE   VALUE   PROCEEDS    VALUE      VALUE    PROCEEDS
 46     1,302                              234,397 234,397 434,397     707,052    707,052    907,052
 47     1,302                              208,891 208,891 408,891     753,158    753,158    953,158
 48     1,302                              174,659 174,659 374,659     799,436    799,436    999,436
 49     1,302                              129,549 129,549 329,549     846,448    846,448  1,046,448
 50     1,302                              69,970  69,970  269,970     894,013    894,013  1,094,013

 51     1,302                              LAPSED  LAPSED   LAPSED     941,851    941,851  1,141,851
 52     1,302                                                          988,498    988,498  1,188,498
 53     1,302                                                        1,035,207  1,035,207  1,235,207
 54     1,302                                                        1,081,773  1,081,773  1,281,773
 55     1,302                                                        1,128,113  1,128,113  1,328,113

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,302.22-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                      GUARANTEED CHARGES*        GUARANTEED CHARGES**        CURRENT CHARGES***
                    ------------------------   ------------------------   ------------------------
                       0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
 POLICY   PREMIUM   CASH    FUND     DEATH     CASH    FUND     DEATH     CASH    FUND     DEATH
  YEAR    OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
   1        740        0     415    200,000       0     415    200,000       0     415    200,000
   5        740     1,569   2,013   200,000    1,569   2,013   200,000    1,581   2,025   200,000
   10       740     3,782   3,856   200,000    3,782   3,856   200,000    3,838   3,912   200,000
   20       740     8,456   8,456   200,000    8,456   8,456   200,000    8,793   8,793   200,000
@ Age 70    740     4,567   4,567   200,000    4,567   4,567   200,000    9,756   9,756   200,000
@ Age 85    N/A      N/A     N/A        N/A     N/A     N/A        N/A     N/A     N/A        N/A
@ Age 90    N/A      N/A     N/A        N/A     N/A     N/A        N/A     N/A     N/A        N/A

* Policy lapses in policy year 38 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 38 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 43 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $740.23-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
END                 0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
 OF    PREMIUM   CASH    FUND     DEATH     CASH    FUND     DEATH     CASH    FUND     DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
  1      740        0     415    200,000       0     415    200,000       0     415    200,000
  2      740      157     823    200,000     157     823    200,000     159     825    200,000
  3      740      634    1,226   200,000     634    1,226   200,000     638    1,230   200,000
  4      740     1,105   1,623   200,000    1,105   1,623   200,000    1,112   1,630   200,000
  5      740     1,569   2,013   200,000    1,569   2,013   200,000    1,581   2,025   200,000
  6      740     2,027   2,397   200,000    2,027   2,397   200,000    2,044   2,414   200,000
  7      740     2,478   2,774   200,000    2,478   2,774   200,000    2,502   2,798   200,000
  8      740     2,921   3,143   200,000    2,921   3,143   200,000    2,954   3,176   200,000
  9      740     3,356   3,504   200,000    3,356   3,504   200,000    3,399   3,547   200,000
 10      740     3,782   3,856   200,000    3,782   3,856   200,000    3,838   3,912   200,000
 11      740     4,388   4,388   200,000    4,388   4,388   200,000    4,459   4,459   200,000
 12      740     4,908   4,908   200,000    4,908   4,908   200,000    4,997   4,997   200,000
 13      740     5,415   5,415   200,000    5,415   5,415   200,000    5,526   5,526   200,000
 14      740     5,907   5,907   200,000    5,907   5,907   200,000    6,042   6,042   200,000
 15      740     6,384   6,384   200,000    6,384   6,384   200,000    6,544   6,544   200,000
 16      740     6,844   6,844   200,000    6,844   6,844   200,000    7,029   7,029   200,000
 17      740     7,284   7,284   200,000    7,284   7,284   200,000    7,495   7,495   200,000
 18      740     7,701   7,701   200,000    7,701   7,701   200,000    7,942   7,942   200,000
 19      740     8,093   8,093   200,000    8,093   8,093   200,000    8,374   8,374   200,000
 20      740     8,456   8,456   200,000    8,456   8,456   200,000    8,793   8,793   200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $740.23-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
END                  0.00% (-.75% NET)            0.00% (-.75% NET)            0.00% (-.75% NET)
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 21      740      8,786    8,786   200,000     8,786    8,786   200,000     9,199    9,199   200,000
 22      740      9,078    9,078   200,000     9,078    9,078   200,000     9,580    9,580   200,000
 23      740      9,329    9,329   200,000     9,329    9,329   200,000     9,934    9,934   200,000
 24      740      9,532    9,532   200,000     9,532    9,532   200,000    10,255   10,255   200,000
 25      740      9,682    9,682   200,000     9,682    9,682   200,000    10,540   10,540   200,000
 26      740      9,768    9,768   200,000     9,768    9,768   200,000    10,781   10,781   200,000
 27      740      9,777    9,777   200,000     9,777    9,777   200,000    10,972   10,972   200,000
 28      740      9,694    9,694   200,000     9,694    9,694   200,000    11,104   11,104   200,000
 29      740      9,497    9,497   200,000     9,497    9,497   200,000    11,170   11,170   200,000
 30      740      9,165    9,165   200,000     9,165    9,165   200,000    11,166   11,166   200,000
 31      740      8,674    8,674   200,000     8,674    8,674   200,000    11,073   11,073   200,000
 32      740      7,998    7,998   200,000     7,998    7,998   200,000    10,896   10,896   200,000
 33      740      7,111    7,111   200,000     7,111    7,111   200,000    10,616   10,616   200,000
 34      740      5,982    5,982   200,000     5,982    5,982   200,000    10,236   10,236   200,000
 35      740      4,567    4,567   200,000     4,567    4,567   200,000     9,756    9,756   200,000
 36      740      2,806    2,806   200,000     2,806    2,806   200,000     9,150    9,150   200,000
 37      740        619      619   200,000       619      619   200,000     8,402    8,402   200,000
 38      740     LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED     7,484    7,484   200,000
 39      740                                                                6,331    6,331   200,000
 40      740                                                                4,894    4,894   200,000
 41      740                                                                3,112    3,112   200,000
 42      740                                                                  915      915   200,000
 43      740                                                               LAPSED   LAPSED    LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $740.23-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                      GUARANTEED CHARGES*         GUARANTEED CHARGES**          CURRENT CHARGES***
                    ------------------------   --------------------------   --------------------------
                       0.00% (-.75% NET)           6.00% (5.25% NET)            6.00% (5.25% NET)
 POLICY   PREMIUM   CASH    FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE   VALUE   PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
    1       740        0     415    200,000         0      447   200,000         0      447   200,000
    5       740     1,569   2,013   200,000     2,003    2,448   200,000     2,016    2,460   200,000
   10       740     3,782   3,856   200,000     5,409    5,483   200,000     5,476    5,550   200,000
   20       740     8,456   8,456   200,000    15,965   15,965   200,000    16,431   16,431   200,000
@ Age 70    740     4,567   4,567   200,000    33,240   33,240   200,000    40,011   40,011   200,000
@ Age 85    740        0       0          0         0        0         0    33,870   33,870   200,000
@ Age 90    N/A      N/A     N/A        N/A       N/A      N/A       N/A       N/A      N/A       N/A

* Policy lapses in policy year 38 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 46 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 53 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $740.23-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                  GUARANTEED CHARGES                          CURRENT CHARGES
                 -----------------------------------------------------   --------------------------
END                 0.00% (-.75% NET)           6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM   CASH    FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1      740        0     415    200,000         0      447   200,000         0      447   200,000
  2      740      157     823    200,000       248      914   200,000       250      916   200,000
  3      740      634    1,226   200,000       811    1,403   200,000       815    1,407   200,000
  4      740     1,105   1,623   200,000     1,396    1,914   200,000     1,403    1,921   200,000
  5      740     1,569   2,013   200,000     2,003    2,448   200,000     2,016    2,460   200,000
  6      740     2,027   2,397   200,000     2,635    3,005   200,000     2,654    3,024   200,000
  7      740     2,478   2,774   200,000     3,290    3,586   200,000     3,318    3,614   200,000
  8      740     2,921   3,143   200,000     3,971    4,193   200,000     4,009    4,231   200,000
  9      740     3,356   3,504   200,000     4,677    4,825   200,000     4,728    4,876   200,000
 10      740     3,782   3,856   200,000     5,409    5,483   200,000     5,476    5,550   200,000
 11      740     4,388   4,388   200,000     6,363    6,363   200,000     6,449    6,449   200,000
 12      740     4,908   4,908   200,000     7,280    7,280   200,000     7,390    7,390   200,000
 13      740     5,415   5,415   200,000     8,235    8,235   200,000     8,373    8,373   200,000
 14      740     5,907   5,907   200,000     9,227    9,227   200,000     9,397    9,397   200,000
 15      740     6,384   6,384   200,000    10,257   10,257   200,000    10,462   10,462   200,000
 16      740     6,844   6,844   200,000    11,325   11,325   200,000    11,569   11,569   200,000
 17      740     7,284   7,284   200,000    12,432   12,432   200,000    12,716   12,716   200,000
 18      740     7,701   7,701   200,000    13,575   13,575   200,000    13,904   13,904   200,000
 19      740     8,093   8,093   200,000    14,753   14,753   200,000    15,142   15,142   200,000
 20      740     8,456   8,456   200,000    15,965   15,965   200,000    16,431   16,431   200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $740.23-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
END                  0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 21      740      8,786    8,786   200,000    17,208   17,208   200,000    17,775   17,775   200,000
 22      740      9,078    9,078   200,000    18,479   18,479   200,000    19,166   19,166   200,000
 23      752      9,329    9,329   200,000    19,776   19,776   200,000    20,603   20,603   200,000
 24      740      9,532    9,532   200,000    21,095   21,095   200,000    22,083   22,083   200,000
 25      740      9,682    9,682   200,000    22,429   22,429   200,000    23,605   23,605   200,000
 26      740      9,768    9,768   200,000    23,772   23,772   200,000    25,164   25,164   200,000
 27      740      9,777    9,777   200,000    25,111   25,111   200,000    26,756   26,756   200,000
 28      740      9,694    9,694   200,000    26,432   26,432   200,000    28,374   28,374   200,000
 29      740      9,497    9,497   200,000    27,715   27,715   200,000    30,014   30,014   200,000
 30      740      9,165    9,165   200,000    28,938   28,938   200,000    31,673   31,673   200,000
 31      740      8,674    8,674   200,000    30,077   30,077   200,000    33,337   33,337   200,000
 32      740      7,998    7,998   200,000    31,108   31,108   200,000    35,010   35,010   200,000
 33      740      7,111    7,111   200,000    32,003   32,003   200,000    36,678   36,678   200,000
 34      740      5,982    5,982   200,000    32,728   32,728   200,000    38,344   38,344   200,000
 35      740      4,567    4,567   200,000    33,240   33,240   200,000    40,011   40,011   200,000
 36      740      2,806    2,806   200,000    33,479   33,479   200,000    41,656   41,656   200,000
 37      740        619      619   200,000    33,364   33,364   200,000    43,269   43,269   200,000
 38      740     LAPSED   LAPSED    LAPSED    32,789   32,789   200,000    44,827   44,827   200,000
 39      740                                  31,621   31,621   200,000    46,276   46,276   200,000
 40      740                                  29,707   29,707   200,000    47,577   47,577   200,000
 41      740                                  26,869   26,869   200,000    48,679   48,679   200,000
 42      740                                  22,897   22,897   200,000    49,524   49,524   200,000
 43      740                                  17,542   17,542   200,000    50,040   50,040   200,000
 44      740                                  10,484   10,484   200,000    50,139   50,139   200,000
 45      740                                   1,293    1,293   200,000    49,719   49,719   200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $740.23-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
END                  0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 46      740                                  LAPSED   LAPSED    LAPSED    48,651   48,651   200,000
 47      740                                                               46,791   46,791   200,000
 48      740                                                               43,962   43,962   200,000
 49      740                                                               39,796   39,796   200,000
 50      740                                                               33,870   33,870   200,000
 51      740                                                               25,739   25,739   200,000
 52      740                                                               14,683   14,683   200,000
 53      740                                                               LAPSED   LAPSED    LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $740.23-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                      GUARANTEED CHARGES*            GUARANTEED CHARGES**                 CURRENT CHARGES***
                    ------------------------   ---------------------------------   ---------------------------------
                       0.00% (-.75% NET)              12.00% (11.25% NET)                 12.00% (11.25% NET)
 POLICY   PREMIUM   CASH    FUND     DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
  YEAR    OUTLAY    VALUE   VALUE   PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
   1        740        0     415    200,000            0         479     200,000           0         479     200,000
   5        740     1,569   2,013   200,000        2,515       2,959     200,000       2,529       2,973     200,000
   10       740     3,782   3,856   200,000        7,761       7,835     200,000       7,841       7,915     200,000
   20       740     8,456   8,456   200,000       32,202      32,202     200,000      32,873      32,873     200,000
@ Age 70    740     4,567   4,567   200,000      163,053     163,053     200,000     171,206     171,206     200,000
@ Age 85    740        0       0          0      760,298     760,298     798,312     813,615     813,615     854,295
@ Age 90    740        0       0          0    1,230,654   1,230,654   1,292,186   1,340,047   1,340,047   1,407,049

* Policy lapses in policy year 38 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $740.23-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                  GUARANTEED CHARGES                          CURRENT CHARGES
                 -----------------------------------------------------   --------------------------
END                 0.00% (-.75% NET)          12.00% (11.25% NET)          12.00% (11.25% NET)
 OF    PREMIUM   CASH    FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1      740        0     415    200,000         0      479   200,000         0      479   200,000
  2      740      157     823    200,000       343    1,009   200,000       345    1,011   200,000
  3      740      634    1,226   200,000     1,003    1,595   200,000     1,007    1,599   200,000
  4      740     1,105   1,623   200,000     1,725    2,243   200,000     1,733    2,251   200,000
  5      740     1,569   2,013   200,000     2,515    2,959   200,000     2,529    2,973   200,000
  6      740     2,027   2,397   200,000     3,381    3,751   200,000     3,402    3,772   200,000
  7      740     2,478   2,774   200,000     4,329    4,625   200,000     4,360    4,656   200,000
  8      740     2,921   3,143   200,000     5,369    5,591   200,000     5,413    5,635   200,000
  9      740     3,356   3,504   200,000     6,509    6,657   200,000     6,569    6,718   200,000
 10      740     3,782   3,856   200,000     7,761    7,835   200,000     7,841    7,915   200,000
 11      740     4,388   4,388   200,000     9,337    9,337   200,000     9,442    9,442   200,000
 12      740     4,908   4,908   200,000    10,996   10,996   200,000    11,132   11,132   200,000
 13      740     5,415   5,415   200,000    12,828   12,828   200,000    13,003   13,003   200,000
 14      740     5,907   5,907   200,000    14,850   14,850   200,000    15,070   15,070   200,000
 15      740     6,384   6,384   200,000    17,082   17,082   200,000    17,352   17,352   200,000
 16      740     6,844   6,844   200,000    19,545   19,545   200,000    19,871   19,871   200,000
 17      740     7,284   7,284   200,000    22,262   22,262   200,000    22,652   22,652   200,000
 18      740     7,701   7,701   200,000    25,258   25,258   200,000    25,722   25,722   200,000
 19      740     8,093   8,093   200,000    28,561   28,561   200,000    29,116   29,116   200,000
 20      740     8,456   8,456   200,000    32,202   32,202   200,000    32,873   32,873   200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Model Premium: $740.23-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                  GUARANTEED CHARGES                         CURRENT CHARGES
                 ----------------------------------------------------   --------------------------
END                 0.00% (-.75% NET)         12.00% (11.25% NET)          12.00% (11.25% NET)
 OF    PREMIUM    CASH    FUND    DEATH     CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS    VALUE    VALUE   PROCEEDS
 21      740      8,786   8,786  200,000    36,214   36,214  200,000     37,032   37,032  200,000
 22      740      9,078   9,078  200,000    40,636   40,636  200,000     41,626   41,626  200,000
 23      740      9,329   9,329  200,000    45,509   45,509  200,000     46,703   46,703  200,000
 24      740      9,532   9,532  200,000    50,882   50,882  200,000     52,311   52,311  200,000
 25      740      9,682   9,682  200,000    56,804   56,804  200,000     58,507   58,507  200,000
 26      740      9,768   9,768  200,000    63,333   63,333  200,000     65,352   65,352  200,000
 27      740      9,777   9,777  200,000    70,531   70,531  200,000     72,915   72,915  200,000
 28      740      9,694   9,694  200,000    78,466   78,466  200,000     81,273   81,273  200,000
 29      740      9,497   9,497  200,000    87,216   87,216  200,000     90,515   90,515  200,000
 30      740      9,165   9,165  200,000    96,869   96,869  200,000    100,742  100,742  200,000
 31      740      8,674   8,674  200,000   107,530  107,530  200,000    112,063  112,063  200,000
 32      740      7,998   7,998  200,000   119,321  119,321  200,000    124,613  124,613  200,000
 33      740      7,111   7,111  200,000   132,387  132,387  200,000    138,535  138,535  200,000
 34      740      5,982   5,982  200,000   146,898  146,898  200,000    154,002  154,002  200,000
 35      740      4,567   4,567  200,000   163,053  163,053  200,000    171,206  171,206  200,000
 36      740      2,806   2,806  200,000   181,077  181,077  208,239    190,319  190,319  218,867
 37      740        619     619  200,000   201,070  201,070  227,209    211,496  211,496  238,991
 38      740     LAPSED  LAPSED   LAPSED   223,194  223,194  247,746    234,962  234,962  260,808
 39      740                               247,693  247,693  269,985    260,967  260,967  284,454
 40      740                               274,846  274,846  294,085    289,797  289,797  310,083
 41      740                               304,983  304,983  320,232    321,776  321,776  337,865
 42      740                               338,271  338,271  355,184    357,174  357,174  375,033
 43      740                               375,020  375,020  393,771    396,346  396,346  416,163
 44      740                               415,566  415,566  436,345    439,679  439,679  461,663
 45      740                               460,271  460,271  483,284    487,599  487,599  511,979

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $740.23-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                                 GUARANTEED CHARGES                              CURRENT CHARGES
                          -----------------------------------------------------------------   ---------------------
END                             0.00% (-.75% NET)                12.00% (11.25% NET)           12.00% (11.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 46      740                                    509,517     509,517     534,992     540,569     540,569     567,597
 47      740                                    563,709     563,709     591,894     599,093     599,093     629,048
 48      740                                    623,270     623,270     654,434     663,723     663,723     696,910
 49      740                                    688,645     688,645     723,077     735,027     735,027     771,778
 50      740                                    760,298     760,298     798,312     813,615     813,615     854,295
 51      740                                    838,719     838,719     880,655     900,159     900,159     945,167
 52      740                                    924,422     924,422     970,643     995,348     995,348   1,045,116
 53      740                                  1,017,942   1,017,942   1,068,839   1,099,908   1,099,908   1,154,903
 54      740                                  1,119,834   1,119,834   1,175,825   1,214,554   1,214,554   1,275,282
 55      740                                  1,230,654   1,230,654   1,292,186   1,340,047   1,340,047   1,407,049
 56      740                                  1,350,951   1,350,951   1,418,499   1,477,159   1,477,159   1,551,017
 57      740                                  1,484,917   1,484,917   1,544,313   1,629,158   1,629,158   1,694,324
 58      740                                  1,634,947   1,634,947   1,683,995   1,798,390   1,798,390   1,852,342
 59      740                                  1,804,055   1,804,055   1,840,136   1,987,976   1,987,976   2,027,736
 60      740                                  1,996,196   1,996,196   2,016,158   2,201,519   2,201,519   2,223,534
 61      740                                  2,207,772   2,207,772   2,229,850   2,437,562   2,437,562   2,461,938
 62      740                                  2,439,842   2,439,842   2,464,241   2,698,312   2,698,312   2,725,295
 63      740                                  2,692,049   2,692,049   2,718,969   2,986,422   2,986,422   3,016,286
 64      740                                  2,966,367   2,966,367   2,996,031   3,304,691   3,304,691   3,337,738
 65      740                                  3,268,569   3,268,569   3,301,254   3,656,210   3,656,210   3,692,772

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            0.00% (-.75% NET)            0.00% (-.75% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       2,270         0    1,634   200,000         0    1,634   200,000         0    1,634   200,000
   5       2,270     6,310    7,671   200,000     6,310    7,671   200,000     6,609    7,971   200,000
   10      2,270    13,372   13,599   200,000    13,372   13,599   200,000    15,108   15,335   200,000
   20      2,270    13,342   13,342   200,000    13,342   13,342   200,000    28,268   28,268   200,000
@ Age 70   2,270    17,752   17,752   200,000    17,752   17,752   200,000    23,532   23,532   200,000
@ Age 85   2,270         0        0         0         0        0         0     4,218    4,218   200,000
@ Age 90     N/A       N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A       N/A

* Policy lapses in policy year 24 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 24 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 31 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,269.50-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
END                 0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
  1     2,270         0   1,634  200,000         0   1,634  200,000         0   1,634  200,000
  2     2,270     1,175   3,218  200,000     1,175   3,218  200,000     1,207   3,250  200,000
  3     2,270     2,939   4,755  200,000     2,939   4,755  200,000     3,029   4,845  200,000
  4     2,270     4,653   6,242  200,000     4,653   6,242  200,000     4,830   6,419  200,000
  5     2,270     6,310   7,671  200,000     6,310   7,671  200,000     6,609   7,971  200,000
  6     2,270     7,902   9,037  200,000     7,902   9,037  200,000     8,365   9,500  200,000
  7     2,270     9,420  10,328  200,000     9,420  10,328  200,000    10,096  11,004  200,000
  8     2,270    10,849  11,530  200,000    10,849  11,530  200,000    11,798  12,479  200,000
  9     2,270    12,173  12,627  200,000    12,173  12,627  200,000    13,471  13,925  200,000
 10     2,270    13,372  13,599  200,000    13,372  13,599  200,000    15,108  15,335  200,000
 11     2,270    14,827  14,827  200,000    14,827  14,827  200,000    17,105  17,105  200,000
 12     2,270    15,882  15,882  200,000    15,882  15,882  200,000    18,821  18,821  200,000
 13     2,270    16,741  16,741  200,000    16,741  16,741  200,000    20,480  20,480  200,000
 14     2,270    17,376  17,376  200,000    17,376  17,376  200,000    22,055  22,055  200,000
 15     2,270    17,752  17,752  200,000    17,752  17,752  200,000    23,532  23,532  200,000
 16     2,270    17,819  17,819  200,000    17,819  17,819  200,000    24,862  24,862  200,000
 17     2,270    17,511  17,511  200,000    17,511  17,511  200,000    26,020  26,020  200,000
 18     2,270    16,737  16,737  200,000    16,737  16,737  200,000    26,973  26,973  200,000
 19     2,270    15,389  15,389  200,000    15,389  15,389  200,000    27,731  27,731  200,000
 20     2,270    13,342  13,342  200,000    13,342  13,342  200,000    28,268  28,268  200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,269.50-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                 GUARANTEED CHARGES                      CURRENT CHARGES
                 --------------------------------------------------  ------------------------
END                 0.00% (-.75% NET)         6.00% (5.25% NET)         6.00% (5.25% NET)
 OF    PREMIUM    CASH    FUND    DEATH     CASH    FUND    DEATH     CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS  VALUE   VALUE   PROCEEDS  VALUE   VALUE   PROCEEDS
 21     2,270    10,454  10,454  200,000   10,454  10,454  200,000   28,561  28,561  200,000
 22     2,270     6,566   6,566  200,000    6,566   6,566  200,000   28,522  28,522  200,000
 23     2,270     1,493   1,493  200,000    1,493   1,493  200,000   28,084  28,084  200,000
 24     2,270    LAPSED  LAPSED   LAPSED   LAPSED  LAPSED   LAPSED   27,165  27,165  200,000
 25     2,270                                                        25,671  25,671  200,000
 26     2,270                                                        23,486  23,486  200,000
 27     2,270                                                        20,481  20,481  200,000
 28     2,270                                                        16,499  16,499  200,000
 29     2,270                                                        11,207  11,207  200,000
 30     2,270                                                         4,218   4,218  200,000
 31     2,270                                                        LAPSED  LAPSED   LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,269.50-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       2,270         0    1,634   200,000         0    1,745   200,000         0    1,745   200,000
   5       2,270     6,310    7,671   200,000     7,906    9,268   200,000     8,233    9,595   200,000
   10      2,270    13,372   13,599   200,000    19,325   19,552   200,000    21,348   21,575   200,000
   20      2,270    13,342   13,342   200,000    37,973   37,973   200,000    56,625   56,625   200,000
@ Age 70   2,270    17,752   17,752   200,000    31,271   31,271   200,000    38,306   38,306   200,000
@ Age 85   2,270         0        0         0         0        0         0    83,868   83,868   200,000
@ Age 90   2,270         0        0         0         0        0         0    63,616   63,616   200,000

* Policy lapses in policy year 24 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 28 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 39 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,269.50-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
END                  0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     2,270         0    1,634   200,000         0    1,745   200,000         0    1,745   200,000
  2     2,270     1,175    3,218   200,000     1,498    3,541   200,000     1,531    3,574   200,000
  3     2,270     2,939    4,755   200,000     3,580    5,395   200,000     3,674    5,490   200,000
  4     2,270     4,653    6,242   200,000     5,717    7,306   200,000     5,907    7,496   200,000
  5     2,270     6,310    7,671   200,000     7,906    9,268   200,000     8,233    9,595   200,000
  6     2,270     7,902    9,037   200,000    10,142   11,277   200,000    10,655   11,790   200,000
  7     2,270     9,420   10,328   200,000    12,415   13,323   200,000    13,176   14,084   200,000
  8     2,270    10,849   11,530   200,000    14,715   15,396   200,000    15,797   16,478   200,000
  9     2,270    12,173   12,627   200,000    17,025   17,479   200,000    18,521   18,975   200,000
 10     2,270    13,372   13,599   200,000    19,325   19,552   200,000    21,348   21,575   200,000
 11     2,270    14,827   14,827   200,000    22,011   22,011   200,000    24,692   24,692   200,000
 12     2,270    15,882   15,882   200,000    24,439   24,439   200,000    27,930   27,930   200,000
 13     2,270    16,741   16,741   200,000    26,811   26,811   200,000    31,288   31,288   200,000
 14     2,270    17,376   17,376   200,000    29,100   29,100   200,000    34,750   34,750   200,000
 15     2,270    17,752   17,752   200,000    31,271   31,271   200,000    38,306   38,306   200,000
 16     2,270    17,819   17,819   200,000    33,274   33,274   200,000    41,917   41,917   200,000
 17     2,270    17,511   17,511   200,000    35,043   35,043   200,000    45,566   45,566   200,000
 18     2,270    16,737   16,737   200,000    36,491   36,491   200,000    49,229   49,229   200,000
 19     2,270    15,389   15,389   200,000    37,509   37,509   200,000    52,920   52,920   200,000
 20     2,270    13,342   13,342   200,000    37,973   37,973   200,000    56,625   56,625   200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                    Form #B1-98
Initial Modal Premium: $2,269.50-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
END                  0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 21     2,270    10,454   10,454   200,000    37,741   37,741   200,000    60,332   60,332   200,000
 22     2,270     6,566    6,566   200,000    36,653   36,653   200,000    63,980   63,980   200,000
 23     2,270     1,493    1,493   200,000    34,519   34,519   200,000    67,523   67,523   200,000
 24     2,270    LAPSED   LAPSED    LAPSED    31,101   31,101   200,000    70,913   70,913   200,000
 25     2,270                                 26,078   26,078   200,000    74,092   74,092   200,000
 26     2,270                                 19,007   19,007   200,000    76,994   76,994   200,000
 27     2,270                                  9,274    9,274   200,000    79,549   79,549   200,000
 28     2,270                                 LAPSED   LAPSED    LAPSED    81,676   81,676   200,000
 29     2,270                                                              83,185   83,185   200,000
 30     2,270                                                              83,868   83,868   200,000
 31     2,270                                                              83,537   83,537   200,000
 32     2,270                                                              81,870   81,870   200,000
 33     2,270                                                              78,457   78,457   200,000
 34     2,270                                                              72,650   72,650   200,000
 35     2,270                                                              63,616   63,616   200,000
 36     2,270                                                              50,161   50,161   200,000
 37     2,270                                                              30,477   30,477   200,000
 38     2,270                                                               1,797    1,797   200,000
 39     2,270                                                              LAPSED   LAPSED    LAPSED

This is an illustration, not a policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,269.50-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*           GUARANTEED CHARGES**            CURRENT CHARGES***
                    --------------------------   ----------------------------   ----------------------------
                        0.00% (-.75% NET)            12.00% (11.25% NET)            12.00% (11.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH      FUND      DEATH      CASH      FUND      DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS
   1       2,270         0    1,634   200,000          0     1,856   200,000          0     1,856   200,000
   5       2,270     6,310    7,671   200,000      9,782    11,144   200,000     10,138    11,500   200,000
   10      2,270    13,372   13,599   200,000     27,952    28,179   200,000     30,316    30,543   200,000
   20      2,270    13,342   13,342   200,000     95,894    95,894   200,000    118,829   118,829   200,000
@ Age 70   2,270    17,752   17,752   200,000     55,761    55,761   200,000     64,352    64,352   200,000
@ Age 85   2,270         0        0         0    269,912   269,912   283,407    363,184   363,184   381,343
@ Age 90   2,270         0        0         0    449,404   449,404   471,874    610,866   610,866   641,409

* Policy lapses in policy year 24 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date
                                ------------------------------------------------------
                                -------------------------
                                Signature of Applicant or Policyowner
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
                                ------------------------------------------------------
                                -------------------------
                                Signature of Representative
                                Date

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                    Form #B1-98
Initial Modal Premium: $2,269.50-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                       GUARANTEED CHARGES                                 CURRENT CHARGES
                 ---------------------------------------------------------------   ------------------------------
END                    0.00% (-.75% NET)               12.00% (11.25% NET)              12.00% (11.25% NET)
 OF    PREMIUM     CASH       FUND      DEATH       CASH       FUND      DEATH       CASH       FUND      DEATH
YEAR   OUTLAY     VALUE      VALUE     PROCEEDS    VALUE      VALUE     PROCEEDS    VALUE      VALUE     PROCEEDS
  1     2,270          0      1,634    200,000          0      1,856    200,000          0      1,856    200,000
  2     2,270      1,175      3,218    200,000      1,836      3,878    200,000      1,870      3,912    200,000
  3     2,270      2,939      4,755    200,000      4,275      6,090    200,000      4,374      6,189    200,000
  4     2,270      4,653      6,242    200,000      6,918      8,507    200,000      7,121      8,710    200,000
  5     2,270      6,310      7,671    200,000      9,782     11,144    200,000     10,138     11,500    200,000
  6     2,270      7,902      9,037    200,000     12,883     14,018    200,000     13,452     14,586    200,000
  7     2,270      9,420     10,328    200,000     16,237     17,145    200,000     17,091     17,999    200,000
  8     2,270     10,849     11,530    200,000     19,857     20,538    200,000     21,091     21,771    200,000
  9     2,270     12,173     12,627    200,000     23,758     24,211    200,000     25,486     25,940    200,000
 10     2,270     13,372     13,599    200,000     27,952     28,179    200,000     30,316     30,543    200,000
 11     2,270     14,827     14,827    200,000     32,886     32,886    200,000     36,053     36,053    200,000
 12     2,270     15,882     15,882    200,000     37,969     37,969    200,000     42,132     42,132    200,000
 13     2,270     16,741     16,741    200,000     43,455     43,455    200,000     48,839     48,839    200,000
 14     2,270     17,376     17,376    200,000     49,375     49,375    200,000     56,224     56,224    200,000
 15     2,270     17,752     17,752    200,000     55,761     55,761    200,000     64,352     64,352    200,000
 16     2,270     17,819     17,819    200,000     62,647     62,647    200,000     73,273     73,273    200,000
 17     2,270     17,511     17,511    200,000     70,063     70,063    200,000     83,070     83,070    200,000
 18     2,270     16,737     16,737    200,000     78,044     78,044    200,000     93,834     93,834    200,000
 19     2,270     15,389     15,389    200,000     86,632     86,632    200,000    105,708    105,708    200,000
 20     2,270     13,342     13,342    200,000     95,894     95,894    200,000    118,829    118,829    200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,269.50-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                          GUARANTEED CHARGES                                     CURRENT CHARGES
                 --------------------------------------------------------------------   ---------------------------------
END                     0.00% (-.75% NET)                  12.00% (11.25% NET)                 12.00% (11.25% NET)
 OF    PREMIUM     CASH        FUND       DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY      VALUE       VALUE     PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 21     2,270     10,454      10,454     200,000      105,925     105,925     200,000     133,368     133,368     200,000
 22     2,270      6,566       6,566     200,000      116,867     116,867     200,000     149,505     149,505     200,000
 23     2,270      1,493       1,493     200,000      128,915     128,915     200,000     167,480     167,480     200,000
 24     2,270     LAPSED      LAPSED      LAPSED      142,334     142,334     200,000     187,599     187,599     200,000
 25     2,270                                         157,478     157,478     200,000     210,077     210,077     220,581
 26     2,270                                         174,829     174,829     200,000     234,934     234,934     246,680
 27     2,270                                         195,041     195,041     204,793     262,407     262,407     275,527
 28     2,270                                         217,713     217,713     228,598     292,756     292,756     307,394
 29     2,270                                         242,610     242,610     254,740     326,252     326,252     342,564
 30     2,270                                         269,912     269,912     283,407     363,184     363,184     381,343
 31     2,270                                         299,808     299,808     314,798     403,871     403,871     424,064
 32     2,270                                         332,495     332,495     349,120     448,637     448,637     471,069
 33     2,270                                         368,181     368,181     386,590     497,829     497,829     522,721
 34     2,270                                         407,079     407,079     427,433     551,785     551,785     579,374
 35     2,270                                         449,404     449,404     471,874     610,866     610,866     641,409
 36     2,270                                         495,369     495,369     520,138     675,436     675,436     709,208
 37     2,270                                         546,523     546,523     568,384     746,984     746,984     776,863
 38     2,270                                         603,772     603,772     621,885     826,602     826,602     851,400
 39     2,270                                         668,252     668,252     681,617     915,745     915,745     934,060
 40     2,270                                         741,456     741,456     748,870   1,016,095   1,016,095   1,026,255
 41     2,270                                         822,072     822,072     830,293   1,127,020   1,127,020   1,138,290
 42     2,270                                         910,512     910,512     919,617   1,249,558   1,249,558   1,262,054
 43     2,270                                       1,006,655   1,006,655   1,016,722   1,384,957   1,384,957   1,398,806
 44     2,270                                       1,111,253   1,111,253   1,122,365   1,534,530   1,534,530   1,549,876
 45     2,270                                       1,226,482   1,226,482   1,238,746   1,699,732   1,699,732   1,716,730

This is an illustration, not a policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/10/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option 1
                                                                     Form #B1-98
Initial Modal Premium: $2,269.50-Premium Mode: Annual-Riders: None

     The complete registration statement and other filed documents for MONY Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY Variable Account L are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                    PART II

                   (INFORMATION NOT REQUIRED IN A PROSPECTUS)

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and Reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

     The Amended and Restated By-Laws of MONY Life Insurance Company ("MONY") provide, in Article XV as follows:

          Each person (and the heirs, executors and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a trustee, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the law of the State of New York and in the manner prescribed therein. To this end, and as authorized by Section 722 of the Business Corporation Law of the State of New York, the Board may adopt all resolutions, authorize all agreements and take all actions with respect to the indemnification of directors and officers, and the advance payment of their expenses in connection therewith.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATIONS RELATING TO SECTION 26 OF
                       THE INVESTMENT COMPANY ACT OF 1940

     The Registrant and MONY Life Insurance Company represent that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

        The Facing Sheet.

        Cross-Reference to items required by Form N-8B-2.

     Prospectus consisting of __ pages.

     The Undertaking to file reports.

     The signatures.

     Written consents of the following persons:

        a. Frederick C. Tedeschi, Vice President and Chief
           Counsel -- Operations, MONY Life Insurance Company

        b. PricewaterhouseCoopers LLP, Independent Accountants

     The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

         (1) Resolution of the Board of Trustees of The Mutual Life Insurance Company of New York authorizing establishment of MONY Variable Account L, filed as Exhibit 1 (1) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated December 17, 1990 (Registration Nos. 33-37719 and 811-6217), is incorporated herein by reference.

        (2) Not applicable.

        (3) (a) Underwriting Agreement between The Mutual Life Insurance Company of New York, MONY Series Fund, Inc., and MONY Securities Corp., filed as Exhibit 1 (3) (a) to Registration Statement on Form S-6, dated November 9, 1990 (Registration Nos. 33-37719 and 811-6217), is incorporated by referenced herein.

            (b) Proposed specimen agreement between MONY Securities Corp. and registered representatives, filed as Exhibit 3(b) of Pre-Effective Amendment No. 1, dated December 17, 1990, to Registration Statement on Form N-4 (Registration Nos. 33-37722 and 811-6126) is incorporated herein by reference.

            (c) Commission schedule (included in Exhibit 1.(5)).

        (4) Not applicable.


        (5) Form of policy filed as Exhibit 1.(5) to Pre-Effective Amendment No. 2 to Registration Statement on Form S-6, dated April 22, 1999 (Registration Nos. 333-71677 and 811-6217).


        (6) Amended and Restated Charter and Amended and Restated By-Laws of MONY Life Insurance Company filed as Exhibit 1.(6) to Registration Statement on Form S-6, dated January 29, 1999 (Registration Nos. 333-71417 and 811-6217), is incorporated herein by reference.

        (7) Not applicable.

        (8) (a) Form of agreement to purchase shares (included in Exhibit
                1.(5)).

            (b) Amended Investment Advisory Agreement between MONY Life
                Insurance Company of America and MONY Series Fund, Inc. filed as
                Exhibit 5(i) to Post-Effective amendment No. 14 to Registration Statement (Registration Nos. 2-95501 and 811-4209) dated February 27, 1998, is incorporated herein by reference.

                Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Quest for Value Advisors, as sub-advisor, filed as Exhibit 5 to Post-Effective Amendment No. 8, dated September 30, 1994, to

                Registration Statement on Form N-1A (Registration No. 33-21534), is incorporated herein by reference.

            (c) Services Agreement between The Mutual Life Insurance Company of
                New York and MONY Life Insurance Company of America filed as
                Exhibit 5(ii) to Pre-Effective Amendment to Registration Statement (Registration Nos. 2-95501 and 811-4209) dated July 19, 1985, is incorporated herein by reference.

        (9) Not applicable.

        (10) Application Form for Flexible Premium Variable Universal Life Insurance Policy (included in Exhibit 1.(5)).

     2. Opinion and consent of Frederick C. Tedeschi, Vice President and Chief Counsel -- Operations, MONY Life Insurance Company, as to legality of the securities being registered filed as Exhibit 2 to Pre-Effective Amendment No. 1 to Registration Statement (Registration Nos. 333-71677 and 811-6217) dated April 2, 1999, is incorporated herein by reference.

     3. Not applicable.

     4. Not applicable.

     5. Not applicable.


     6. Consent of PricewaterhouseCoopers LLP as to financial statements of MONY Life Insurance Company is filed herewith as Exhibit 6.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, MONY Variable Account L of MONY Life Insurance Company, has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 25th day of October, 1999.


                                          MONY VARIABLE ACCOUNT L OF
                                          MONY LIFE INSURANCE COMPANY

                                          By:      /s/ MICHAEL I. ROTH
                                            ------------------------------------
                                            Michael I. Roth, Director, Chairman
                                               of the Board and Chief Executive
                                                           Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been duly signed below by the following persons in the capacities and on the date indicated.



                      SIGNATURE                                                 DATE
                      ---------                                                 ----
                 /s/ MICHAEL I. ROTH
-----------------------------------------------------
                   Michael I. Roth
   Director, Chairman and Chief Executive Officer                         October 25, 1999

                 /s/ SAMUEL J. FOTI
-----------------------------------------------------
                   Samuel J. Foti
   Director, President and Chief Operating Officer                        October 25, 1999

                /s/ KENNETH M. LEVINE
-----------------------------------------------------
                  Kenneth M. Levine
    Director, Executive Vice President and Chief
                 Investment Officer                                       October 25, 1999

                /s/ RICHARD DADDARIO
-----------------------------------------------------
                  Richard Daddario
Executive Vice President and Chief Financial Officer                      October 25, 1999

              /s/ PHILLIP A. EISENBERG
-----------------------------------------------------
                Phillip A. Eisenberg
       Senior Vice President and Chief Actuary                            October 25, 1999

                  /s/ LEE M. SMITH
-----------------------------------------------------
                    Lee M. Smith
         Senior Vice President and Secretary                              October 25, 1999

-----------------------------------------------------
                 Claude M. Ballard*
                      Director                                            October 25, 1999

-----------------------------------------------------
                   Tom H. Barrett*
                      Director                                            October 25, 1999

                      SIGNATURE                                                 DATE
                      ---------                                                 ----
-----------------------------------------------------
                   David L. Call*
                      Director                                            October 25, 1999

-----------------------------------------------------
                  G. Robert Durham*
                      Director                                            October 25, 1999

-----------------------------------------------------
                  James B. Farley*
                      Director                                            October 25, 1999

-----------------------------------------------------
                Robert Holland, Jr.*
                      Director                                            October 25, 1999

-----------------------------------------------------
                  James L. Johnson*
                      Director                                            October 25, 1999

-----------------------------------------------------
                  Robert R. Kiley*
                      Director                                            October 25, 1999

-----------------------------------------------------
                   John R. Meyer*
                      Director                                            October 25, 1999

-----------------------------------------------------
                  Jane C. Pfeiffer*
                      Director                                            October 25, 1999

-----------------------------------------------------
                 Thomas C. Theobald*
                      Director                                            October 25, 1999

                *By: /s/ LEE M. SMITH
-----------------------------------------------------
                    Lee M. Smith
                  Attorney In Fact                                        October 25, 1999

                                 EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   -----------
6.            Consent of PricewaterhouseCoopers LLP